                                            SEMI-ANNUAL REPORT  |  June 30, 2002


                                                                      The Strong

                                                                  Advisor Equity

                                                                           Funds

                              [PHOTO APPEARS HERE]


            Strong Advisor Common Stock Fund

          Strong Advisor Mid Cap Growth Fund

         Strong Advisor Small Cap Value Fund

              Strong Advisor U.S. Value Fund

                   Strong Advisor Focus Fund

                  Strong Advisor Select Fund

              Strong Advisor Technology Fund

      Strong Advisor Endeavor Large Cap Fund

      Strong Advisor International Core Fund

     Strong Advisor U.S. Mid Cap Growth Fund

                                                                   [STRONG LOGO]

                                            SEMI-ANNUAL REPORT  |  June 30, 2002


                                                                      The Strong

                                                                  Advisor Equity

                                                                           Funds

Table of Contents


Investment Reviews

          Strong Advisor Common Stock Fund .......................2
          Strong Advisor Mid Cap Growth Fund .....................4
          Strong Advisor Small Cap Value Fund ....................6
          Strong Advisor U.S. Value Fund .........................8
          Strong Advisor Focus Fund .............................10
          Strong Advisor Select Fund ............................12
          Strong Advisor Technology Fund ........................14
          Strong Advisor Endeavor Large Cap Fund ................16
          Strong Advisor International Core Fund ................18
          Strong Advisor U.S. Mid Cap Growth Fund ...............20

Financial Information

          Schedules of Investments in Securities
               Strong Advisor Common Stock Fund .................22
               Strong Advisor Mid Cap Growth Fund ...............23
               Strong Advisor Small Cap Value Fund ..............25
               Strong Advisor U.S. Value Fund ...................30
               Strong Advisor Focus Fund ........................32
               Strong Advisor Select Fund .......................33
               Strong Advisor Technology Fund ...................34
               Strong Advisor Endeavor Large Cap Fund ...........35
               Strong Advisor International Core Fund ...........37
               Strong Advisor U.S. Mid Cap Growth Fund ..........38
          Statements of Assets and Liabilities ..................40
          Statements of Operations ..............................46
          Statements of Changes in Net Assets ...................50
          Notes to Financial Statements .........................55

Financial Highlights ............................................75

Directors and Officers ..........................................93

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

Market Update -- December 31, 2001 to June 30, 2002

As investors working our way through the aftermath of the Bubble of 2000, we must all remember the values and considerations that guide a serious investor. Four important facts to remember are:

1. The stock market is one of the backbones of America's economy and way of life.
2. According to the Ibbotson Associates 2002 Yearbook, between January 1, 1927, and December 31, 2001, stocks returned 10.7% annually.
3. Even though the stock market soared during a good part of the 1990s, the market's recent sharp decline has pulled down the average return from stocks to a level much closer to the long-term return from stocks. From January 1, 1990, through July 31, 2002, the S&P 500(R) Index Average delivered a 10.2% rate of return.
4. Financial markets are cyclical and are driven by the emotions of greed and fear.

Investors are questioning how to deal with the stock-market correction, wondering if they should "ride it out" and whether reason will once again prevail in the markets. Each investor's decision is a personal one. The foundation of the decision should be based upon the facts that America is the greatest wealth-creating machine in the history of mankind, that the U.S. has historically created stock-market wealth at over 10% per year, and that the financial markets are cyclical.

There are periods of euphoria when greed is the operative word. And then, sure as night follows day, the euphoric periods are followed by a collapse. The stock market operates in a manic-depressive manner. The ups and downs are a natural part of capitalism. The investors who invariably make out well are those who understand that the stock market is cyclical and can tolerate its moods. As a result, they tend to add to their holdings when the market is down and reduce holdings when things are euphoric.

This is why in many previous shareholder letters, Strong Financial has advocated a balanced approach to investing. When the stock market drops, the proportion of stocks relative to bonds in a portfolio drops. A true investor should then consider shifting money from bonds into stocks to maintain the appropriate balance between stocks and bonds. This periodic rebalancing after market moves should, in the long run, have a beneficial impact on family wealth-creation.

It is imperative that investors consider the overall health of the U.S. economy when structuring an investment portfolio. Presently, it appears that the U.S. economy's real GDP (Gross Domestic Product) should grow at approximately 2.5% to 3.0% in 2002 and between 2.5% to 3.5% in 2003. To put this into perspective, since 1945, the U.S. economy's real GDP has averaged 3.4% per year.

Accounting and business practices are being scrutinized and tightened up. A few companies' practices were lax during the last decade and are now being fixed. The United States has a self-cleansing system that is the envy of the world. And it is working.

During the current cyclical market retreat, all of us must remember that America is the greatest wealth-creating mechanism in the history of the world. Investment programs based on patience and persistence have historically paid off. There is an excellent chance that three years from now, the stock-market levels of the summer of 2002 will look to have been an attractive buying opportunity.

                                                                 [SIGNATURE]

Performance is historical and does not represent future results.

Strong Advisor Common Stock Fund
================================================================================


Your Fund's Approach

The Strong Advisor Common Stock Fund seeks capital growth. It invests, under normal conditions, at least 80% of its assets in stocks of small- and medium-capitalization companies that the Fund's managers believe are underpriced, yet have attractive growth prospects. The managers base their analysis on a company's "private market value" -- the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The managers determine a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive standing, and other factors the managers deem to be relevant to each industry. The Fund may also invest up to 25% of its net assets in foreign securities. The managers may sell a stock when its price no longer compares favorably with the company's private market value.

                    Growth of an Assumed $10,000 Investment+
                            From 12-29-89 to 6-30-02

                              [CHART APPEARS HERE]

                      The Strong            Russell         Russell             Lipper
                    Advisor Common         Midcap(R)        2000(R)          Mid-Cap Core
                     Stock Fund             Index*          Index*           Funds Index*
Dec 89                 $10,000            $10,000          $10,000              $10,000
Dec 90                 $10,100            $ 8,850          $ 8,052              $ 8,948
Dec 91                 $15,864            $12,524          $11,760              $13,741
Dec 92                 $19,161            $14,571          $13,925              $15,086
Dec 93                 $23,988            $16,654          $16,554              $17,698
Dec 94                 $23,872            $16,306          $16,252              $17,578
Dec 95                 $31,609            $21,924          $20,876              $22,033
Dec 96                 $38,078            $26,089          $24,319              $25,980
Dec 97                 $47,223            $33,657          $29,757              $31,753
Dec 98                 $50,340            $37,055          $29,000              $34,223
Dec 99                 $70,653            $43,811          $35,164              $43,872
Dec 00                 $69,804            $47,425          $34,102              $46,617
Dec 01                 $68,617            $44,758          $34,950              $44,333
Jun 02                 $60,049            $42,203          $33,307              $41,094

 + This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap(R) Index, the Russell 2000(R) Index, and the Lipper
   Mid-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. We are replacing the Russell 2000(R) Index with the Russell
   Midcap(R) Index, as we believe the Russell Midcap(R) Index more accurately reflects the Fund's investment program. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures./(2)/

   The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: In contrast to 2001, the Federal Reserve Board has had minimal impact on the tone of the market this year. Instead, stocks' direction was largely driven by a continuing crisis of confidence in corporate America. In spite of solid economic growth, investors have faced a stinging bear market.

     Even though the economy appeared to rebound very quickly from its recession, stocks posted one of their worst performances in recent memory, as corporate earnings did not recover as fast as economic growth, and investors remained skittish.

Q:   How did your Fund perform?

A: Given the breadth and depth of the market declines, the Fund was unable to distance itself from the sell-off and posted a negative return for the six-month period. While the Fund has sought out solid companies at attractive valuations, the market's steep sell-off has affected a number of our holdings. The first six months of 2002 have heightened our focus on our time-tested investment process.

     We were able to keep the Fund's performance very close to that of the overall market, but the Fund was buffeted by our long-term overweightings in media, cable, and broadcasting. The fundamentals of most of our holdings in these areas remained positive. But in the face of headline-grabbing scandals among other companies in these industries -- companies that were not in the portfolio -- investors were not interested in these strong qualities and chose to sell out of these sectors, taking the good stocks down with the bad. We have carefully re-examined our holdings in all sectors, seeking to ensure that the Fund holds companies that can emerge as long-term winners once the dust settles.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The Fund's performance was hurt by its exposure to companies in sectors that felt the greatest impact of fearful investors. Wireless stocks were a prominent example, as general concerns about the telecommunications industry, capital expenditure levels, and short-term growth rates caused some longtime holdings to contribute negatively to the Fund's performance after many years of gains.

     We continued to focus on selecting and owning individual companies in the portfolio, rather than making broad bets on sectors and industries. We were able to identify companies that benefited from increased government defense spending, as well as those that were able to perform well as investors sought out defensive growth names Other holdings in such diverse areas as packaging, breweries, and retailers appreciated in value as consumer spending remained strong. We have made use of market weakness to add a diverse group of stocks to the portfolio, including companies in such areas as life insurance and retail. We have even added some selected technology stocks to the portfolio, as the markets have driven their valuations down to attractive levels. We believe our continual emphasis on adding strong franchises to the portfolio when other investors are discarding them will prove profitable over the long term.

Q:   What is your future outlook?

A: We believe that investor concerns over accounting and valuation techniques may have reached their peak. Despite the recent disruptions in the markets, we are still finding ample evidence that our investment process -- which has proven successful over the past 20 years -- remains valid. Specifically, we continue to see buyouts of portfolio holdings at prices that are consistent with the private market valuations we have assigned to them through our own research.

     Our investment process focuses on determining valuations for companies based on a number of characteristics. This sometimes involves using discounted cash flow valuation techniques and investing in companies with higher financial leverage. Over time, our approach has enjoyed success. In the difficult market we have faced in recent months, however, the market has taken a harsh response to these characteristics and at times applied steep discounts to companies that fit these traits. As a result, the prices of some of our holdings have incurred significant losses. Despite these issues, we have been able to keep the Fund's performance consistent with that of the S&P 500. Once the market returns to a more calm, balanced tone, we are confident there will be heightened potential for outperformance.

     We appreciate your investment in the Strong Advisor Common Stock Fund.

     Richard T. Weiss
     Portfolio Co-Manager

     Ann M. Miletti
     Portfolio Co-Manager

Average Annual Total Returns
As of 6-30-02

Class A/1/
--------------------------------------------

          1-year                     -19.42%

          5-year                       4.91%

          10-year                     13.38%

          Since Fund Inception        14.46%
          (12-29-89)

Class B/1/
--------------------------------------------

          1-year                     -20.16%

          5-year                       5.31%

          10-year                     13.63%

          Since Fund Inception        14.67%
          (12-29-89)

Class C/1/
--------------------------------------------

          1-year                     -16.16%

          5-year                       5.64%

          10-year                     13.51%

          Since Fund Inception        14.47%
          (12-29-89)

Class Z/2/
--------------------------------------------

          1-year                     -14.32%

          5-year                       6.53%

          10-year                     14.46%

          Since Fund Inception        15.42%
          (12-29-89)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund's Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares, as applicable. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable.

/2/ Performance information is for Class Z shares (formerly Retail Class shares). The Strong Advisor Common Stock Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.

     Because smaller companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

* The Russell Midcap/(R)/ Index is an unmanaged index generally representative of the U.S. market for medium-capitalization stocks. The Russell 2000/(R)/ Index is an unmanaged index generally representative of the U.S. market for small-capitalization stocks. The Lipper Mid-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Mid Cap Growth Fund
================================================================================

Your Fund's Approach

The Strong Advisor Mid Cap Growth Fund seeks capital growth. It invests, under normal circumstances, at least 80% of its assets in stocks of medium-capitalization companies that the Fund's managers believe have favorable prospects for growth of earnings and capital appreciation. The Fund defines "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell Midcap(R) Index* at the time of investment. The Fund can invest in futures and options for hedging and risk management purposes. The Fund may invest up to 25% of its net assets in foreign securities and may utilize an active trading approach. The managers may sell a holding when there is a fundamental change in the outlook for the company (for example, a change in management or reduction in earnings) or to take advantage of a better investment opportunity.

                   Growth of an Assumed $10,000 Investment+
                            From 12-31-96 to 6-30-02

                              [CHART APPEARS HERE]

                    The Strong                 Russell             Lipper
                 Advisor Mid Cap              Midcap(R)         Mid-Cap Growth
                   Growth Fund                 Index*           Funds Index*
Dec 96               $10,000                   $10,000             $10,000
Jun 97               $10,104                   $11,263             $10,329
Dec 97               $11,385                   $12,901             $11,134
Jun 98               $13,196                   $14,079             $12,332
Dec 98               $13,035                   $14,203             $12,558
Jun 99               $16,577                   $15,671             $14,590
Dec 99               $25,031                   $16,793             $21,816
Jun 00               $27,539                   $17,652             $22,754
Dec 00               $22,911                   $18,178             $18,296
Jun 01               $19,612                   $17,821             $16,017
Dec 01               $15,841                   $17,156             $14,441
Jun 02               $11,986                   $16,177             $11,933

  + This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap(R) Index and the Lipper Mid-Cap Growth Funds Index.
     Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures./2/

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: U.S. equity markets were under pressure throughout the first six months of 2002, despite evidence that the U.S. economy continued to recover, inflation remained under control, and labor productivity gains continued. Growth stocks were once again the weakest-performing equity asset class during the period.

     In contrast to year-end, when many investors questioned the strength and vitality of the U.S. economy, the negative focus in 2002 has shifted to other issues, most notably stock valuations, questionable accounting practices, disappointing corporate earnings growth, a weakening U.S. dollar, corporate malfeasance, and persistent weakness in end-market demand for technology goods and services. These factors have combined to undermine confidence and lead many investors to simply stay out of the stock market.

     When investors did look for stocks, they favored dominant companies with clean balance sheets, positive business momentum, and high-quality management teams. Many of the companies that performed relatively well over the six months were concentrated in the consumer area, which has felt the greatest benefit from the Federal Reserve's 2001 interest-rate cuts. While problematic companies have grabbed the headlines, the fact remains that most companies are led and staffed by honest, hard-working people.

Q:   How did your Fund perform?

A: In conjunction with the broader market and with mid-cap growth stocks, the Fund suffered a significant correction in the first half of 2002. Following modest losses in the first quarter, the gains from the post-

     September 11 stock-market rally were completely erased in the second quarter. The mid-cap growth stock universe, and this Fund in particular, is heavily populated with technology and biotechnology-related companies. In periods of market weakness, the higher volatility of stocks in these areas magnifies the negative impact of broader stock market performance.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The impact of our technology and biotechnology holdings significantly dampened the Fund's performance over the past six months. Longer-term prospects for leading technology companies remain bright, but the cyclical nature of the business and weakness in key end markets have produced less of a rebound in corporate IT spending than most had anticipated. Our holdings in consumer-related technology stocks held up well, but key holdings in enterprise software and semiconductors have recently struggled despite encouraging fundamental developments. In biotechnology, an absence of new product approvals and a string of negative news events hurt performance.

     On the brighter side, our holdings in homebuilders and consumer retailers added value over the six months. Despite widespread corporate layoffs and economic uncertainty, the resilience of U.S. consumer spending has surprised most experts. The Fund also benefited from investments in more stable growth areas, such as managed healthcare and pharmaceuticals distribution. Finally, one of our major themes has been that a weak dollar and synchronized global recovery would significantly boost profits in the basic materials and energy sectors; indeed, this theme has played out via our holdings in mining, steel-making, and energy service firms.

Q:   What is your future outlook?

A: At this juncture, the market's challenges seem formidable, but we believe positive progress is possible for those who focus on companies with strong balance sheets and high-quality management teams.

     As growth managers, we fervently believe that over the long term, it is the trajectory of earnings growth that drives stock prices. Recently, our work has centered on the possibility that previously staid areas of the economy are now emerging as new growth sectors. These areas include basic materials and energy, two industries that are under-followed by Wall Street and are not encumbered by the billions of dollars in new capacity that dog many technology and telecommunication companies.

     We remain focused on carefully selecting growth stocks -- companies with positive business momentum. When the clouds part and pessimism recedes, we believe these companies can experience the solid earnings improvement that drives price appreciation.

     We appreciate your patience and support during this period. Thank you for your investment in the Strong Advisor Mid Cap Growth Fund.

     Ronald C. Ognar
     Portfolio Co-Manager

     Derek V. W. Felske
     Portfolio Co-Manager

Average Annual Total Returns
As of 6-30-02

Class A/1/
------------------------------------------

          1-year                   -42.37%

          3-year                   -12.18%

          5-year                     1.99%

          Since Fund Inception       1.97%
          (12-31-96)

Class B/1/
------------------------------------------

          1-year                   -44.32%

          3-year                   -12.57%

          5-year                     2.38%

          Since Fund Inception       2.46%
          (12-31-96)

Class C/1/
------------------------------------------

          1-year                   -40.35%

          3-year                   -10.89%

          5-year                     2.73%

          Since Fund Inception       2.60%
          (12-31-96)

Class Z/2/
------------------------------------------

          1-year                   -38.89%

          3-year                   -10.25%

          5-year                     3.47%

          Since Fund Inception       3.35%
          (12-31-96)

Equity funds are volatile investments and should only be considered for long-term goals.

 /1/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund's Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of Class A shares is restated to reflect the load and the different expenses of the Class A shares, as applicable. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable.

 /2/ Performance information is for Class Z shares (formerly Retail Class shares). The Strong Advisor Mid Cap Growth Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.

* The Russell Midcap(TM) Index is an unmanaged index generally representative of the U.S. stock market for medium-capitalization stocks. The Lipper Mid-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Small Cap Value Fund
================================================================================

Your Fund's Approach

The Strong Advisor Small Cap Value Fund seeks capital growth. It invests, under normal circumstances, at least 80% of its assets in stocks of small-capitalization companies that the Fund's manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund defines "small-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell 2500/(R)/ Index* at the time of investment. The manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, or a change in the political, economic, or social environment. The Fund writes put and call options. The Fund may also invest up to 30% of its net assets in foreign securities. The manager may sell a stock when he believes fundamental changes will hurt the company over the long term or when its price becomes excessive.

                  Growth of an Assumed $10,000 Investment/+/
                           From 12-31-97 to 6-30-02

                             [CHART APPEARS HERE]

            The Strong Advisor                                  Lipper
                Small Cap                                   Small Cap Value
               Value Fund        Russell 2000/(R)/ Index*     Funds Index*
Dec 97           $10,000                  $10,000               $10,000
Mar 98           $12,430                  $11,006               $10,898
Jun 98           $11,730                  $10,493               $10,419
Sep 98           $ 8,850                  $ 8,379               $ 8,376
Dec 98           $10,610                  $ 9,745               $ 9,329
Mar 99           $ 9,720                  $ 9,217               $ 8,346
Jun 99           $12,230                  $10,650               $ 9,873
Sep 99           $12,460                  $ 9,977               $ 9,123
Dec 99           $13,590                  $11,817               $ 9,505
Mar 00           $16,570                  $12,654               $ 9,848
Jun 00           $15,860                  $12,176               $ 9,976
Sep 00           $16,220                  $12,310               $10,662
Dec 00           $17,170                  $11,460               $11,036
Mar 01           $18,770                  $10,714               $11,309
Jun 01           $21,140                  $12,245               $12,747
Sep 01           $17,400                  $ 9,700               $10,910
Dec 01           $20,259                  $11,745               $12,934
Mar 02           $22,484                  $12,213               $13,967
Jun 02           $21,842                  $11,193               $13,398

/+/ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000/(R)/ Index and the Lipper Small-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures./2/

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The rebound in U.S. corporate profits that began in December 2001 continued in the first quarter of 2002, fueled by low interest rates, low energy prices, declining unit labor costs, and restocking of inventories. Additionally, U.S. profit growth was aided by a number of temporary factors such as tax rebates, tax refunds, home mortgage refinancing, and a warm winter.

     However, during April, the pace of economic recovery began to slow, as the temporary lifts to consumer spending started to fade. The second quarter ended with the U.S. economic recovery stalling, but with some indicators suggesting a reacceleration to come in the third quarter.

     After a strong rally in the fourth quarter of 2001, stocks have fallen sharply since the beginning of the year, despite the upturn in corporate profitability. In particular, recent financial scandals have helped to breed a lack of trust among investors, leading to more conservative valuations in the stock market.

Q:   How did your Fund perform?

A: In a challenging environment, the Fund posted a positive return for the six-month reporting period and significantly outperformed its broad-based benchmark, the Russell 2000/(R)/ Index, which posted a loss for the first half of the year.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: In general, the Fund benefited most from its positions in basic materials, energy, and consumer cyclicals. Gold stocks appreciated steadily during the first half of the year. They were spurred by the weakening U.S. dollar, a reduction in hedging by gold producers, heightened conflict in the Middle East, and weak equity markets. Energy stocks benefited from rising prices for crude oil and natural gas. While the Fund's returns were hurt by its holdings in technology and telecommunications stocks, these losses were outweighed by the Fund's positive performers.

Q:   What is your future outlook?

A: We are cautious with regard to the prospects for the overall equity market in the near term. While the bottom of this bear market may be drawing ever closer, we are mindful that the bottom could be event-driven, or it could be a drawn-out decline due to continued lackluster corporate profitability. So far, consumer and government spending have been holding up the economy, while corporate capital spending has remained sluggish. In the coming months, we will be monitoring trends in consumer and corporate spending closely. At this point, it is too early to call a recovery to the current cycle. A careful, prudent stance remains appropriate.

     While we are cautious in our outlook, we want to emphasize that we believe these are good times for value investing. Bargain shoppers delight in finding products selling way below retail price; value stock investors feel much the same way upon finding great companies at low valuations. Historically, stocks in the value style tend to outperform growth stocks at those times when investors are more cautious, focusing on valuations and fundamentals. We believe that we are still in the early stages of a multiyear period in which value stocks may outperform growth stocks. We also anticipate that the conditions will be right for small-cap stocks to continue to outperform large-cap stocks over the next several years.

     Thank you for your investment in the Strong Advisor Small Cap Value Fund.

     I. Charles Rinaldi
     Portfolio Manager


Average Annual Total Returns
As of 6-30-02

Class A/1/
------------------------------------------

          1-year                    -2.76%

          3-year                    18.65%

          Since Fund Inception      17.11%
          (12-31-97)

Class B/1/
------------------------------------------

          1-year                    -2.57%

          3-year                    19.47%

          Since Fund Inception      17.84%
          (12-31-97)

Class C/1/
------------------------------------------

          1-year                     1.43%

          3-year                    20.46%

          Since Fund Inception      18.13%
          (12-31-97)

Class Z/2/
------------------------------------------

          1-year                     3.32%

          3-year                    21.33%

          Since Fund Inception      18.98%
          (12-31-97)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund's Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares, as applicable. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable.

/2/ Performance information is for Class Z shares (formerly Retail Class shares). The Strong Advisor Small Cap Value Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.

     Because small companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

* The Russell 2000/(R)/ Index is an unmanaged index generally representative of the U.S. market for small-capitalization stocks. The Lipper Small-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor U.S. Value Fund
================================================================================

Your Fund's Approach

The Strong Advisor U.S. Value Fund seeks total return by investing for both income and capital growth. The Fund invests, under normal conditions, at least 80% of its assets in stocks of U.S. companies that the Fund's manager believes are undervalued relative to their intrinsic value as determined by discounted cash flows, earnings, and asset value. The manager's philosophy is that improving returns on invested capital drives improving valuations. The manager selects securities by screening for undervalued securities and utilizing fundamental analysis such as management interviews and financial modeling analysis to select those securities with improving returns on capital. The manager may use a risk management tool to attempt to limit the difference between the Fund's return and the return of a style-specific benchmark. The manager may sell a holding when its fundamental qualities deteriorate. The Fund may use derivatives to attempt to manage market or business risk or to seek to enhance the Fund's return.

                   Growth of an Assumed $10,000 Investment+
                            From 12-29-95 to 6-30-02

                              [CHART APPEARS HERE]

                          The Strong Advisor         S&P 500        Lipper Large-Cap Value
                           U.S. Value Fund           Index*            Funds Index*
Dec 95                        $10,000                $10,000              $10,000
Jun 96                        $11,296                $11,009              $10,883
Dec 96                        $12,810                $12,295              $12,107
Jun 97                        $15,126                $14,827              $14,189
Dec 97                        $16,822                $16,395              $15,554
Jun 98                        $19,327                $19,297              $17,539
Dec 98                        $20,632                $21,080              $18,391
Jun 99                        $22,231                $23,689              $20,456
Dec 99                        $23,736                $25,515              $20,373
Jun 00                        $23,305                $25,408              $19,968
Dec 00                        $23,323                $23,194              $20,771
Jun 01                        $21,952                $21,642              $20,012
Dec 01                        $20,590                $20,440              $18,990
Jun 02                        $19,321                $17,752              $17,261


+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures./2/

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The equity markets began the year on a positive note, as prospects for economic recovery fueled stock gains. As the year progressed, meager corporate profits, coupled with a broad crisis of confidence in corporate governance, served to significantly weaken stock prices. In contrast, bonds performed relatively well, as investors sought safe haven in Treasuries. The S&P 500 threatened to post its first three consecutive years of decline since World War II.

     As 2002 began, the ripples of Enron's bankruptcy were only beginning to be felt by investors. Originally thought of as an isolated event, it instead served as a precursor to additional news of questionable accounting practices and other possible corporate misdeeds. The end result has been a significant erosion of investor confidence in companies and the stock market, triggering stock-price declines. Simply put, investors are now willing to pay less to hold stocks, as they are perceived to present greater risk. This crisis of confidence seems unlikely to dissipate quickly, as trust takes time to build but is easy to destroy.

     We believe it's important to remember that the vast majority of corporations are managed by honest, trustworthy individuals. Although we may still see some additional negative headlines, the foundation of corporate America and the equity markets is still strong. In an effort to manage risk, the Fund continues to focus on investing in companies with solid assets, manageable debt levels, and credible management teams.

Q:   How did your Fund perform?

A: Despite a negative return, the Fund held up relatively well in a very difficult environment during the first half of 2002. Outperformance relative to our broad-based benchmark, the S&P 500 Index, and our peer benchmark, the Lipper Large-Cap Value Funds Index, was the result of our value orientation and our focus on investing in companies with manageable debt levels.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The Fund benefited from solid stock selection in the industrial sector, specifically in capital goods stocks, as well as the financials sector in the first half of 2002. The Fund's holdings in the information technology sector hurt performance over the period.

     The Fund changed its exposure to several sectors during the first six months of 2002. We added to positions in the industrial, consumer discretionary, and consumer staples sectors, while reducing positions in the information technology and utility sectors.

Q:   What is your future outlook?

A: As the economy continues to improve, we believe that the odds of a double-dip recession continue to fall. We are cautiously optimistic that improvements in the economy will begin to manifest themselves in improved corporate profits in the second half of 2002 and in 2003. Already, companies are making more positive pre-announcements of earnings than negative pre-announcements. This positive news is encouraging, but we believe there may be more negative stories to emerge from corporations over the second half of the year. As a result, market conditions seem likely to remain volatile for the rest of the year. In this environment, we will continue to focus on diligent stock selection, seeking out strong companies that have good assets, solid balance sheets, and prices that represent a discount to fair value.

     We thank you for your investment in the Strong Advisor U.S. Value Fund.

     Robert J. Costomiris
     Portfolio Manager

Average Annual Total Returns
As of 6-30-02

Class A/1/
------------------------------------------

         1-year                    -16.92%

         3-year                     -6.64%

         5-year                      3.49%

         Since Fund Inception        9.33%
         (12-29-95)

Class B/1/
------------------------------------------

         1-year                    -17.55%

         3-year                     -6.89%

         5-year                      3.73%

         Since Fund Inception        9.64%
         (12-29-95)

Class C/1/
------------------------------------------

         1-year                    -13.45%

         3-year                     -5.34%

         5-year                      4.10%

         Since Fund Inception        9.66%
         (12-29-95)

Class K/1/
------------------------------------------

         1-year                    -11.51%

         3-year                     -4.40%

         5-year                      5.13%

         Since Fund Inception       10.75%
         (12-29-95)

Class Z/2/
------------------------------------------

         1-year                    -11.99%

         3-year                     -4.57%

         5-year                      5.02%

         Since Fund Inception       10.66%
         (12-29-95)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund's Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. The performance of Class K shares prior to December 31, 2001, is based on the Fund's Class Z (formerly Investor Class) shares' performance. Please consult a prospectus for information about all share classes.

/2/ Performance information is for Class Z shares (formerly Retail Class shares). The Strong Advisor U.S. Value Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Focus Fund
================================================================================

On May 3, 2002, the Strong Advisor Focus Fund's Board of Directors approved the reorganization of the Strong Advisor Focus Fund into the Strong Advisor Select Fund. A special meeting of shareholders will be held on September 13, 2002. Effective May 31, 2002, the Fund was closed to new investors.

Your Fund's Approach

The Strong Advisor Focus Fund seeks capital growth. The Fund focuses on stocks of 30 to 40 companies that its managers believe have favorable prospects for accelerating growth of earnings but are selling at reasonable valuations based on earnings, cash flow, or asset value. The portfolio can include stocks of any size. The Fund may invest up to 25% of its net assets in foreign securities and may utilize an active trading approach. The manager may sell a stock when the company's growth prospects become less attractive. The Fund may use derivatives to attempt to manage market or business risk or to seek to enhance the Fund's return.

                   Growth of an Assumed $10,000 Investment+
                            From 11-30-00 to 6-30-02

                              [CHART APPEARS HERE]

          The Strong Advisor Focus Fund   S&P 500 Index*   Lipper Large-Cap Growth Funds Index*
Nov 00            $10,000                     $10,000                 $10,000
Dec 00            $ 9,670                     $10,049                 $ 9,938
Mar 01            $ 7,191                     $ 8,858                 $ 7,746
Jun 01            $ 7,342                     $ 9,376                 $ 8,267
Sep 01            $ 5,580                     $ 8,001                 $ 6,624
Dec 01            $ 6,239                     $ 8,856                 $ 7,566
Mar 02            $ 5,881                     $ 8,880                 $ 7,374
Jun 02            $ 5,259                     $ 7,691                 $ 6,207

  + This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Growth stocks continued to underperform value stocks in the first half of 2002, as many traditional growth sectors continued to suffer under a series of disappointments. Earnings growth among technology companies failed to rebound meaningfully, while the slow pace of new product approvals hurt the biotech and pharmaceutical sectors, and the telecommunication industry continued to be dismantled. In addition, revelations about some companies' questionable accounting practices sparked a crisis of confidence in corporate America.

     There have, however, been glimmers of hope on the macroeconomic side of the equation: the economy appears to have come out of its recession, consumer spending remains resilient, the housing market has been strong, and low interest rates and modest inflation have prevailed. Nonetheless, this positive news was overshadowed by tepid employment data, a weakening of the U.S. dollar relative to other currencies, and the likelihood of increasing fiscal deficits. News of renewed conflicts in the Middle East, heightened stress between nuclear powers India and Pakistan, and the challenges facing the continued U.S. war on terrorism also dampened any meaningful rebound.

Q:   How did your Fund perform?

A: In the first half of 2002, the Fund had a negative return, along with underperforming its broad-based benchmark, the S&P 500 Index, although it did manage to outperform its peer benchmark, the Lipper Large-Cap Growth Funds Index. Unfortunately, growth stocks bore the brunt of the stock market decline that resulted from the conditions described. We recognize that, under these circumstances, the Fund's relative outperformance is of little comfort.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The Fund is managed as a concentrated portfolio, focusing on the most timely growth companies in today's market. Our approach to stock selection led us to reduce our holdings in technology and large drug companies, which have underperformed compared to other holdings in the Fund. During the first six months of 2002 some of our holdings in technology, particularly in the semiconductor and data storage sectors had a negative impact on the Fund. Despite the difficult environment, we were able to identify and invest in some growth stocks that made a positive contribution to performance, including holdings in insurance, medical goods, and the steel industry. We are also proud that our focus on intensive company research enabled us to avoid the most notable stock revelations that afflicted the market during this period. In this uncertain environment, we have continued to opportunistically invest in companies with dependable growth prospects. Our analysis and investment decisions are focused on companies with strong business models, positive earnings and sales trends, and clean balance sheets. The companies that have suffered most in recent months have generally been lacking in one or more of these categories -- that is, they had sketchy business models, weak earnings and sales prospects, or problematic balance sheets.

Q:   What is your future outlook?

A: After spelling out the difficulties that the U.S. economy and stock market have been dealing with over the past several months, it may be surprising for us to say that we are positive in our outlook. But we are, and firmly so. The U.S. economy has evolved into the strongest in the world, in conjunction with a stock market that rewards the companies that are the most efficient users of capital. Every day we search out these high-quality growth companies. We want to avoid problematic, inefficient companies and direct our reserves toward what we believe are the best-quality companies at reasonable valuations.

     Although our growth investment style has recently weathered periods of being out of favor, we believe that our investment discipline is suited to the current volatile environment, while also allowing us to position the Fund for the more positive times we see ahead. Essential to our investment process is our search for top-tier managements leading companies that are taking market share from competitors. In our long experience in company research, we have found that leadership combining vision, integrity, and know-how are essential to long-term success, in tough times as well as boom economies.

     We appreciate your patience and support after such a difficult period. Thank you for your investment in the Strong Advisor Focus Fund.

     Ronald C. Ognar
     Portfolio Co-Manager

     Bruce C. Olson
     Portfolio Co-Manager

Average Annual Total Returns
As of 6-30-02

Class A/1/
------------------------------------------

         1-year                    -32.53%

         Since Fund Inception      -33.40%
         (11-30-00)

Class B/1/
------------------------------------------

         1-year                    -33.81%

         Since Fund Inception      -34.60%
         (11-30-00)

Class C/1/
------------------------------------------

         1-year                    -29.81%

         Since Fund Inception      -31.41%
         (11-30-00)

Equity funds are volatile investments and should only be considered for long-term goals.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility and market pressure than a fully diversified fund.

/1/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in 1 year and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Select Fund
================================================================================

Effective May 1, 2002, the Fund's name changed from the Strong Endeavor 20 Fund.

Your Fund's Approach

The Strong Advisor Select Fund seeks capital growth. The Fund invests, under normal conditions, in the stocks of 30 to 40 companies of any size that its managers believe have above-average earnings growth prospects. The Fund's managers select stocks that have attractive growth prospects (for example, companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy), accelerating sales and earnings, and positive fundamentals (for example, companies showing a growth trend or that are well positioned in a growth industry). The managers may sell a holding when the company's growth prospects become less attractive or to take advantage of a better investment opportunity. The Fund may invest up to 25% of its net assets in foreign securities and may utilize an active trading approach.

                   Growth of an Assumed $10,000 Investment/+/
                            From 12-29-00 to 6-30-02

           The Strong Advisor        S&P 500             Lipper Multi-Cap
              Select Fund             Index*            Growth Funds Index*
Dec 00           $9,425              $10,000                 $10,000
Mar 01           $7,549              $ 8,815                 $ 7,776
Jun 01           $8,454              $ 9,331                 $ 8,524
Sep 01           $6,635              $ 7,962                 $ 6,273
Dec 01           $7,531              $ 8,812                 $ 7,484
Mar 02           $7,191              $ 8,837                 $ 7,228
Jun 02           $6,277              $ 7,653                 $ 5,977

/+/ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index ("S&P 500") and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or a loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: An increasing list of market concerns put pressure on equity share prices over the six months. Investors' skepticism has placed many technical indicators at the pessimistic levels of last September.

     Ironically, the economy showed signs of improving over the period. Productivity was strong, corporate spending began to recover, consumer spending remained relatively strong, and corporate profits rose for the second quarter in a row. The strength in consumer spending had positive implications for the Fund, as the consumer discretionary sector was the portfolio's largest weighting.

Q:   How did your Fund perform?

A: During the first half of 2002, the Fund underperformed its broad-based benchmark, the S&P 500 Index, and outperformed its peer benchmark, the Lipper Multi-Cap Growth Funds Index through a difficult market environment; nonetheless, the Fund did suffer a significant loss. The Fund experienced declines in January and February, as the market came to grips with a lack of earnings visibility and concerns about questionable corporate accounting practices. That trend reversed itself in March, when economically sensitive stocks reflected early signs of an economic recovery. Since that time, the Fund and the broader markets have declined, as investors have been occupied by news of corporate improprieties, unrest in the Middle East, and additional accounting scandals.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The Fund's strategy has remained consistent. We continue to closely evaluate business models that we believe have above-average visibility in revenue and earnings, good returns on invested capital, and high barriers to entry. Based on these criteria, we have been overweighting the consumer sector compared to the S&P 500 Index, particularly because our in-depth research uncovered some of the highest earnings visibility among these companies. Consumer spending has held up remarkably well, and during the first quarter of the year, consumer-oriented stocks provided a relative safe harbor in a stormy market. During the second quarter, however, consumers showed signs of fatigue as car sales dipped slightly in May. By the end of the six months, we began to reduce the Fund's exposure to consumer discretionary stocks, anticipating a modestly broadening recovery and a rotation out of this sector.

     The Fund also maintained significant exposure to healthcare-facility companies, including hospitals and managed-care companies. These stocks also displayed strong fundamentals; good premium growth in excess of expenses led to expanding margins in a tough economic environment.

     We consistently underweighted technology compared to the S&P 500 Index through the first half of the year, primarily due to the lack of visibility on fundamentals. Despite our underweighting, the Fund's exposure to tech stocks weighed most heavily on performance. Pharmaceuticals were another weak sector, but in this case our underweighting did help the Fund's returns, as these stocks suffered from a light product pipeline and pricing pressure.

Q:   What is your future outlook?

A: We believe that the market will need some time to resolve the issues surrounding corporate reporting standards and corporate governance. In the meantime, we are likely to see a continuation of low interest rates, which should help to maintain a consumer-friendly economic environment. Also, investors are likely to highly value companies with simple business models, increasing returns on invested capital, and free cash flow.

     Our research team continues to search for companies that are capable of producing solid earnings growth by raising prices or by driving unit volume growth. Going forward, we believe the stability of future earnings will be as important as their rate of growth. We anticipate that long-term stock prices will follow free cash-flow fundamentals -- and those fundamentals have already begun to improve.

     Thank you for investing in the Strong Advisor Select Fund.

     Thomas J. Pence
     Portfolio Co-Manager

     Eric Voss
     Portfolio Co-Manager

Average Annual Total Returns
As of 6-30-02

Class A/1/
------------------------------------------

         1-year                    -30.04%

         Since Fund Inception      -26.67%
         (12-29-00)

Class B/1/
------------------------------------------

         1-year                    -31.17%

         Since Fund Inception      -27.27%
         (12-29-00)

Class C/1/
------------------------------------------

         1-year                    -27.29%

         Since Fund Inception      -24.25%
         (12-29-00)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in 1 year and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

     The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility and market pressure than a fully diversified fund.

* The S&P 500 Index ("S&P 500") is an unmanaged index generally representative of the U.S. stock market. The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in the Lipper category. Source of the S&P index data is Standard & Poor's Micropal, and source of the Lipper index data is Lipper Inc.

Strong Advisor Technology Fund
================================================================================

Your Fund's Approach

The Strong Advisor Technology Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in stocks of companies of any size that derive at least 50% of their revenues, expenses, or profits from producing, developing, selling, using, or distributing technology products or services. The Fund's portfolio will likely include stocks from the following sectors: computer software and hardware, semiconductor, media, biotechnology, communications, electronics, defense, and aerospace. To select stocks for the Fund, the managers generally look for several characteristics, including strong revenue growth, overall financial strength, competitive advantages (for example, dominant market share), and effective management (for example, high return on invested capital). The portfolio can invest in futures and options transactions for hedging and risk-management purposes. Also, the Fund writes put and call options. The Fund may also invest up to 25% of its net assets in foreign securities. The managers may sell a holding when its fundamental qualities deteriorate.

                   Growth of an Assumed $10,000 Investment/+/
                            From 11-30-00 to 6-30-02

                              [CHART APPEARS HERE]

                         The Strong                  Lipper
                          Advisor                  Science &
                         Technology    S&P 500    Technology
                            Fund        Index*    Funds Index*
                         ----------    -------    ------------
                  Nov 00    $9,425      $10,000      $10,000
                  Dec 00    $8,737      $10,049      $ 9,895
                  Mar 01    $6,664      $ 8,858      $ 6,878
                  Jun 01    $8,162      $ 9,376      $ 7,708
                  Sep 01    $4,694      $ 8,001      $ 4,873
                  Dec 01    $6,816      $ 8,856      $ 6,459
                  Mar 02    $6,458      $ 8,880      $ 6,000
                  Jun 02    $4,683      $ 7,691      $ 4,349

/+/ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Science & Technology Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.

    The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: At the beginning of the year, our investment strategy reflected our belief that the economy would continue to show improvement, and that a gradual rebound in information technology (IT) spending by large corporations would follow. While the economy has improved, IT spending has shown no signs of a rebound. This has resulted in additional cuts to the earnings estimates and growth rates of many IT companies, with negative impact on their stocks' valuations. The major technology end markets -- PCs, wireless handsets, and consumer electronics -- have also remained sluggish. As a result, many of our stocks have declined, as the earnings recovery for technology companies remains elusive.

Q:  How did your Fund perform?

A: As technology stocks continued their decline in the first half of 2002, all major technology indices fell substantially for the year to date. The Fund was not immune to this broad downtrend and posted significant losses through June. In this difficult environment for technology sector funds, we were able to outperform our peer benchmark, the Lipper Science & Technology Funds Index, however, we did underperform our broad-based benchmark, the S&P 500 Index.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: We are using the weakness in the technology sector as an opportunity to upgrade the quality of the names we own. This has been possible because valuations are again attractive, with many stocks selling at post-September 2001 lows. We are focused on companies with real earnings, sustainable profit margins, positive cash flow, and strong balance sheets. In addition, we look for companies that hold leadership positions in the markets they serve.

     The IT spending environment may remain difficult for some time, which we believe may eventually force the weaker players out of business. We are positioning the Fund in companies that we believe will benefit from consolidating markets and emerge as leaders when a recovery takes hold.

Q:   What is your future outlook?

A: We remain confident that at some point, technology companies' fortunes will improve, driven by a sustained economic recovery. That said, we believe most companies are unlikely to make significant IT investments until they are confident that their own businesses are growing again. While we anticipate a sequential uptick in business activity in the fourth calendar quarter of 2002, we don't expect to see a sustained recovery for tech stocks until sometime in 2003.

Q: Why are technology stocks worthy of continued investment, given recent challenges?

A: We are currently in a low-inflation environment, and we anticipate that it will persist for some time. In these conditions, investors typically are willing to pay a premium for growth. Despite recent difficulties, over the long term we believe that technology companies will prove to be the premier growth vehicles for investors. Innovation among these companies should serve as the primary driver of future economic growth. As this trend takes shape, we believe there will be significant opportunities for capital appreciation.

     We appreciate your continued investment in the Strong Advisor Technology Fund.

     James B. Burkart
     Portfolio Co-Manager

     Deborah L. Koch
     Portfolio Co-Manager

Average Annual Total Returns
As of 6-30-02

Class A/1/
------------------------------------------

         1-year                    -45.94%

         Since Fund Inception      -38.12%
         (11-30-00)

Class B/1/
------------------------------------------

         1-year                    -47.91%

         Since Fund Inception      -39.67%
         (11-30-00)

Class C/1/
------------------------------------------

         1-year                    -43.83%

         Since Fund Inception      -36.41%
         (11-30-00)

Equity funds are volatile investments and should only be considered for long-term goals.

 The Fund concentrates its assets in the technology market sector. As a result, the Fund's shares are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

/1/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in 1 year and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Science & Technology Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Endeavor Large Cap Fund

Your Fund's Approach

The Strong Advisor Endeavor Large Cap Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its assets in stocks of large-capitalization companies that its managers believe offer the potential for capital growth. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment. The Fund's managers seek to identify companies that have the prospect of improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share), and have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). The Fund may invest up to 25% of its assets in foreign securities. The managers may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

     Growth of an Assumed $10,000 Investment/+/

              From 9-28-01 to 6-30-02

                      [CHART]

             The Strong                     Lipper
          Advisor Endeavor                Large-Cap
             Large Cap        S&P 500    Growth Funds
                Fund           Index*       Index*
          ----------------    -------    ------------
Sep 01*       $ 9,425         $10,000      $10,000
Oct 01        $ 9,727         $10,191      $10,415
Nov 01        $10,358         $10,972      $11,389
Dec 01        $10,222         $11,068      $11,422
Jan 02        $ 9,961         $10,907      $11,164
Feb 02        $ 9,218         $10,697      $10,701
Mar 02        $ 9,710         $11,099      $11,132
Apr 02        $ 9,092         $10,426      $10,391
May 02        $ 8,967         $10,350      $10,201
Jun 02        $ 8,330         $ 9,613      $ 9,371

+This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value of the Fund vary, and you may have a gain or loss when you sell shares. The graph and the Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other share classes will vary due to differences in fee structures and sales charges.

 The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or
 (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: At the beginning of the year, economic data pointed toward a fundamental economic recovery, but early enthusiasm quickly led to skepticism regarding the pace and sustainability of the rebound. Concerns over international conflict in the Middle East lent a cautious tone to the market. Perhaps the greatest influence on the markets over the six months, however, was the erosion of investor confidence in the wake of several high-profile revelations of questionable accounting practices. Investors reassessed their willingness to take risk in the equity markets, and they appear to have lowered the bar on valuations on equities across the board.

Q:  How did your Fund perform?

A: In a difficult six months for equity investing, the Fund underperformed the S&P 500 and posted significant losses for the period. The year began with a sell-off through mid-February, followed by a dramatic rally through mid-March, which was the peak performance period for the Fund. This upturn was fueled by sporadic reports of improving economic data. Since mid-March, however, the markets have experienced a sustained sell-off.

Q:  What investment strategies and techniques impacted your Fund's performance?

A: As we manage the Fund, we seek out those companies that appear to offer the most tangible evidence of solid fundamental businesses. Over the past six months, this approach led us to significant positions in consumer staples, healthcare facilities, and defense electronics stocks. We found consumer stocks that appeared to be benefiting from increased volume and improving international operations. In healthcare, we identified hospitals with strong fundamentals and managed-care companies experiencing expanding margins in a tough economic environment. Defense-related stocks benefited from increased awareness and spending on defense initiatives in the wake of the tragic events of September 11.

    During the six months, we decreased our weightings in technology and maintained an underexposure to pharmaceutical companies compared to the S&P 500 Index. We have particularly cut our allocation to technology since mid-March, a step that contributed positively to the Fund's performance.

    The assets we do have in technology continue to be limited to companies that appear to have strong fundamental positions, along with prospects for sustainable future growth. We based our underweighting in pharmaceuticals on these companies' decelerating growth prospects, especially given pricing pressure. This strategy also allowed us to avoid greater losses, as many recognizable pharmaceutical companies have posted significant declines to date.

Q:  What is your future outlook?

A: As we look forward, we continue to focus on companies with good fundamentals and identifiable opportunities for strong growth. It is difficult to predict the timing of an economic recovery, or to assess when investors will regain their appetite for equities after dealing with reports of questionable accounting practices. Nonetheless, the past six months have provided us with attractive opportunities to purchase companies that we believe have the best ability to control their own destiny, regardless of the macroeconomic environment. Through our research process we seek to identify companies that can drive unit volume growth and demonstrate the ability to raise prices. Although conditions are challenging, we remain diligent in searching for great companies led by skilled, honest management teams that are trading at reasonable valuations.

    Thank you for your investment in the Strong Advisor Endeavor Large Cap
    Fund.

    Thomas J. Pence
    Portfolio Co-Manager

    D. Paul Berg
    Portfolio Co-Manager

Total Returns/1/
As of 6-30-02

Class A
-----------------------------------------

          Since Fund Inception    -11.62%
          (9-28-01)

Class B
-----------------------------------------

          Since Fund Inception    -12.03%
          (9-28-01)

Class C
-----------------------------------------

          Since Fund Inception    -12.03%
          (9-28-01)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends and capital gains.

     A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in the Lipper category. Source of the S&P 500 index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor International Core Fund
================================================================================

Your Fund's Approach

The Strong Advisor International Core Fund seeks capital growth. The Fund selects, under normal conditions, stocks of any size from any country, including emerging markets, that appear to have strong growth potential or that may be a good value based on valuation measures such as earnings, cash flow, or asset value. The management seeks to meet the Fund's objective by applying a multi-dimensional strategy to investing in international equities. The strategy is comprised of three parts that continually interact: trend identification, stock selection, and risk management. Trends are identified that affect global and regional economic and financial environments, setting a framework for stock selection. Stocks are then analyzed and ranked based on five key factors: valuation, growth, management, risk, and sentiment. Stocks chosen for inclusion in the Fund share similar characteristics, such as an industry leadership position, innovative products and services, balance sheet strength, and management teams with demonstrated effectiveness in a competitive global environment. Risk management through portfolio diversification provides the means to monitor and moderate volatility for the overall Fund.

                  Growth of an Assumed $10,000 Investment/+/
                           From 9-28-01 to 6-30-02

                             [CHART APPEARS HERE]

          The Strong Advisor                      Lipper
            International                     International
              Core Fund         MSCI EAFE*    Funds Index*
Sep 01          $9,425           $10,000         $10,000
Oct 01          $9,227           $10,256         $10,271
Nov 01          $9,566           $10,634         $10,654
Dec 01          $9,812           $10,697         $10,844
Jan 02          $9,331           $10,129         $10,407
Feb 02          $9,331           $10,200         $10,553
Mar 02          $9,793           $10,752         $11,111
Apr 02          $9,793           $10,823         $11,189
May 02          $9,821           $10,960         $11,349
Jun 02          $9,538           $10,524         $10,901

/+/ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value of the Fund vary, and you may have a gain or loss when you sell shares. The graph and the Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other share classes will vary due to differences in fee structures and sales charges.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: What market conditions, events, and other factors impacted your Fund's performance?

A: Market action in the first half of 2002 reflected the impact of competing forces. Increasing signs of global economic recovery at times helped markets to move upward, while at other times deflationary pressures, accounting scandals, credit-quality deterioration, and threats of terrorism and military action in global hot spots served to move them down. The results were significant volatility, a contraction in valuations, and a wide disparity in performance across countries, regions, and economic sectors.

     Data released over the six months indicated a pickup in global economic activity; these numbers included improved industrial production trends and strong retail sales. However, overcapacity in industries ranging from cellular telephones to pharmaceuticals kept a lid on price increases and continued to pressure profit margins. As a result, employment conditions deteriorated, capital spending programs remained subdued, and earnings in the first half disappointed investors. Notably, the major central banks did not raise interest rates, apparently recognizing the muted nature of the global recovery.

     In those countries where investors' expectations had been low going into the year, stocks performed well. These included Japan, the smaller markets of Asia, and the emerging markets of eastern Europe, all of which posted impressive gains in the period. Global sector performance reflected both the boost in economic activity as well as a preference for stocks with defensive qualities, with positive returns from materials, energy, and consumer staples stocks. The weakest sectors in the period were technology and telecommunications services.

    Currency movements also played a significant role in performance over the six months. After being weak in the first part of the year, the euro, the Japanese yen, and the British pound all strengthened considerably in the June quarter, aiding the returns of international markets relative to the U.S. The euro was particularly strong, climbing nearly 14% against the U.S. dollar.

Q:  How did your Fund perform?

A: For the six months ended June 30, 2002, the Fund posted a negative return, along with underperforming its benchmark, the MSCI EAFE Index. The Fund's conservative positioning, with emphasis on such sectors as consumer staples, energy, and utilities, was beneficial in a difficult market environment. Nevertheless, several stocks across a variety of sectors and countries delivered weak performance in the period.

    Emerging markets, in particular, continued to build on the strength of their 2001 performance, although economic and political risks remained high in specific countries and regions, such as Argentina and the Middle East. About 8% of the Fund's assets were invested in emerging markets as of June 30, 2002.

Q:  What investment strategies and techniques impacted your Fund's performance?

A: Entering 2002, we held the view that the anticipated global recovery would be subdued. To that end, the Fund emphasized companies with relative pricing power, sound cost management, and defensive qualities, such as solid cash flows. Examples included consumer discretionary and industrial stocks. We reduced our holdings in information technology, telecommunications services, and healthcare stocks.

    Stock selection and currency allocation were the two main sources of under-performance of the Fund compared to the MSCI EAFE Index, during the period. For example, despite a small relative exposure to healthcare versus the MSCI EAFE Index, the Fund's performance was hurt by negative events involving specific holdings. Also, the Fund reduced its holdings in countries that benefited from currency strength in the period, including Japan, the U.K., and the euro block.

Q:  What is your future outlook?

A: We believe there are sound reasons for European and Asian stock markets to continue to outpace the U.S. over the next few years. Neither of these regions experienced the excesses of consumer spending, corporate debt levels, and stock valuations that characterized the U.S. economy and market over the past several years. In addition, improving consumer demand within Asia and Europe could help drive regional growth, while further work on streamlining corporate structures should bolster profitability. Over the short term, however, international markets are likely to be influenced by economic and market trends emanating from the United States.

    Thank you for your investment in the Strong Advisor International Core Fund. We appreciate your continued support.

    Stacey Ho
    Portfolio Co-Manager

    Katherine Schapiro
    Portfolio Co-Manager

Total Returns/1/
As of 6-30-02

Class A
-------------------------------------------------------------
   Since Fund Inception                               1.20%
   (9-28-01)

Class B
-------------------------------------------------------------
   Since Fund Inception                               1.00%
   (9-28-01)

Class C
-------------------------------------------------------------
   Since Fund Inception                               1.10%
   (9-28-01)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends and capital gains. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

 A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

 * The MSCI EAFE is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE data is U.S.-dollar-adjusted. The Lipper International Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI EAFE index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.
                                                                              19

Strong Advisor U.S.Mid Cap Growth Fund


Your Fund's Approach

The Strong Advisor U.S. Mid Cap Growth Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in stocks of medium-capitalization U.S. companies that the Fund's manager believes have favorable prospects for growth of earnings and capital appreciation. The Fund defines "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell Midcap(r) Index at the time of investment. To identify these companies, the manager looks for several characteristics, including strong revenue growth, high return on invested capital, overall financial strength, competitive advantages, reasonable current stock price, effective management, and competence in research, development, and marketing. If there is a change in the company's growth prospects or a deterioration in the company's fundamental qualities, the manager may sell that company's stock. The Fund may invest up to 20% of its net assets in foreign securities.


Top Five Sectors As of 6-30-02
------------------------------------------------------------
Sector                                       % of Net Assets
Technology                                             35.6%
Retail                                                 20.9%
Capital Equipment                                      14.0%
Healthcare                                             12.2%
Financial                                               6.4%


Top Five Industries As of 6-30-02
------------------------------------------------------------
Industry                                     % of Net Assets
Internet--E-Commerce                                   11.2%
Retail--Restaurants                                    10.0%
Electronics--Semiconductor Equipment                    7.8%
Commercial Services--Schools                            7.0%
Computer Software--Education/Entertainment              5.7%


The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.


Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Investment results during the first six months of 2002 have been heavily influenced by several events outside of the norm. We saw the seventh-largest company in the U.S. file for bankruptcy in the wake of allegations of massive accounting fraud. Then the country's largest accounting firm was virtually forced to shut down. And accounting practices at even some of the most established, premier growth companies came under fire. As many have stated, we now have a crisis of confidence in our entire market system.

   With all this turmoil at home--and heightened tensions abroad--it is not entirely surprising that the market had a poor first half of 2002. The second quarter was weaker than the first. Higher-growth stocks were hit the hardest over the period, with direct impact on this Fund's results.

   The signs are clear that the U.S. recovery is underway. The modest economic recovery is encouraging, though it was all but overlooked during the period. Normally, when the economy comes out of a recession, small- and mid-cap growth stocks appreciate dramatically, but so far the markets have not responded to a string of steadily improving macroeconomic data. We believe that, as the overall picture for corporate earnings improves, it is only a matter of time until investors come back to the high-quality, fast-growing companies that we seek out for the portfolio.


Q: How did your Fund perform?

A: The second quarter of 2002 was a very difficult period for small-and mid-cap growth investors. Our Fund was no exception, posting negative absolute returns, as we underperformed our broad-based benchmark, the Russell Midcap Index.

   Our results clearly reflected the market's current bias toward consumer-related growth stocks and other traditionally defensive groups. Companies dependent upon corporate capital spending, especially those in the technology sector, fared the worst. After starting out with a market weighting in technology relative to our broad-based benchmark, we moved to reduce our holdings as we saw fundamentals in the sector continue to deteriorate.

   We have remained true to our growth discipline and have not shifted to a value bias. While this has clearly hurt the Fund's performance in the short term, we believe that when growth stocks move back into favor, we will be well-positioned.


Q: What investment strategies and techniques impacted your Fund's performance?

A: Given our concerns about the telecommunication and technology sectors, we instead began to invest in consumer-related stocks, including retailers and restaurant operators. These stocks contributed positively to performance, as consumer spending remained surprisingly strong.

   Healthcare services and education-related companies were also areas that outperformed in the portfolio. These traditionally defensive areas benefited as investors sought less-volatile areas of the market.

   The holdings that cut most into our performance came from the technology sector. We believed we had identified companies in the sector that would be able to flourish, even in this difficult environment. Unfortunately, we had several companies fall short of their earnings estimates, in every sector of technology. Our sell strategy subsequently led us to eliminate these companies from the portfolio. As a result, we ended the period with what is, for us, an unusually low weighting in technology compared to our broad-based benchmark.

   We intend to add to our holdings in the sector only when we can have greater confidence about the sector's prospects.

   We appreciate your investment in the Strong Advisor U.S. Mid Cap Growth Fund.


Thomas L. Press
Portfolio Co-Manager

Donald M. Longlet
Portfolio Co-Manager

Robert E. Scott
Portfolio Co-Manager



Total Returns/1/
As of 6-30-02

Class A
-----------------------------------
    Since Fund Inception    -14.00%
    (3-28-02)

Class B
-----------------------------------
    Since Fund Inception    -14.00%
    (3-28-02)

Class C
-----------------------------------
    Since Fund Inception    -14.00%
    (3-28-02)

Equity funds are volatile investments and should only be considered for long-term goals.


/1/ Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends and capital gains.

    Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or a loss when you sell shares.

    A Fund's performance, especially for very short periods, should not be the sole factor in making your investment decisions.


SCHEDULES OF INVESTMENTS IN SECURITIES                            June 30, 2002 (Unaudited)
-------------------------------------------------------------------------------------------
                        STRONG ADVISOR COMMON STOCK FUND

                                                           Shares or
                                                           Principal          Value
                                                           Amount           (Note 2)
-------------------------------------------------------------------------------------------
Common Stocks 86.7%
Aerospace - Defense Equipment 1.3%
Rockwell Collins, Inc.                                      785,000      $ 21,524,700

Auto Manufacturers - Domestic 1.3%
General Motors Corporation                                  410,000        21,914,500

Banks - Super Regional 2.8%
Fifth Third Bancorp                                         410,000        27,326,500
FleetBoston Financial Corporation                           595,000        19,248,250
                                                                         -------------
                                                                           46,574,750

Banks - West/Southwest 1.4%
City National Corporation                                   430,000        23,112,500

Beverages - Alcoholic 1.4%
Adolph Coors Company Class B                                360,000        22,428,000

Building - Cement/Concrete/Aggregate 1.3%
Martin Marietta Materials                                   560,000        21,840,000

Building - Heavy Construction 1.5%
Jacobs Engineering Group, Inc. (b) (d)                      720,000        25,041,600

Chemicals - Fertilizers 1.1%
IMC Global, Inc.                                          1,500,000        18,750,000

Commercial Services - Business
   Services 1.4%
IMS Health, Inc.                                          1,250,000        22,437,500

Commercial Services - Miscellaneous 1.4%
KPMG Consulting, Inc. (b)                                 1,558,000        23,151,880

Commercial Services - Staffing 0.5%
TMP Worldwide, Inc. (b)                                     350,000         7,525,000

Computer - Graphics 1.5%
Mentor Graphics Corporation (b)                           1,750,000        24,885,000

Computer - Integrated Systems 0.6%
Diebold, Inc.                                               260,200         9,689,848

Computer - Optical Recognition 1.2%
Symbol Technologies, Inc.                                 2,375,000        20,187,500

Computer Software - Desktop 1.0%
Red Hat, Inc. (b)                                         2,730,000        16,025,100

Computer Software - Enterprise 1.9%
Business Objects SA Sponsored ADR (b)                       560,000        15,736,000
TIBCO Software, Inc. (b)                                  2,780,000        15,456,800
                                                                         -------------
                                                                           31,192,800

Containers 1.0%
Pactiv Corporation (b)                                      675,000        16,065,000

Diversified Operations 1.6%
Carlisle Companies, Inc.                                    600,000        26,988,000

Electronics - Semiconductor
   Equipment 1.2%
LTX Corporation (b)                                       1,355,000        19,349,400

Electronics - Semiconductor Manufacturing 4.4%
Agere Systems, Inc. Class A (b)                           3,645,000         5,103,000
Fairchild Semiconductor Corporation
   Class A (b)                                              820,000        19,926,000
Microchip Technology, Inc. (b)                              787,500        21,601,125
RF Micro Devices, Inc. (b)                                1,195,000         9,105,900
SanDisk Corporation (b)                                   1,400,000        17,360,000
                                                                         -------------
                                                                           73,096,025

Electronics Products - Miscellaneous 1.3%
Rockwell International Corporation                        1,110,000        22,177,800

Finance - Equity REIT 1.5%
Apartment Investment & Management
 Company Class A                                            505,000        24,846,000

Finance - Investment Brokers 1.5%
Merrill Lynch & Company, Inc.                               605,000        24,502,500

Finance - Publicly Traded Investment Funds -
   Equity 4.0%
Biotech Holders Trust                                       252,000        20,966,400
iShares Trust S&P SmallCap 600 Index Fund                   200,000        23,000,000
Standard & Poor's MidCap 400
   Receipts                                                 255,000        22,886,250
                                                                         -------------
                                                                           66,852,650
Funeral Services & Related 1.3%
Hillenbrand Industries, Inc.                                375,000        21,056,250

Insurance - Accident & Health 1.6%
AFLAC, Inc.                                                 830,000        26,560,000

Insurance - Life 1.3%
Lincoln National Corporation                                520,000        21,840,000

Insurance - Property/Casualty/Title 1.3%
SAFECO Corporation                                          720,000        22,240,800

Internet - E*Commerce 0.8%
DoubleClick, Inc. (b)                                     1,850,000        13,727,000

Internet - Software 1.2%
Retek, Inc. (b)                                             830,000        20,169,000

Media - Cable TV 4.0%
Cablevision Systems New York Group
   Class A (b)                                            1,315,000        12,439,900
Cox Communications, Inc. Class A (b)                        725,000        19,973,750
General Motors Corporation Class H (b)                    1,239,700        12,892,880
Liberty Media Corporation Series A (b)                    2,085,000        20,850,000
NTL, Inc. (b)                                             1,500,000            48,000
                                                                         -------------
                                                                           66,204,530
Media - Newspapers 1.2%
Dow Jones & Company, Inc.                                   405,000        19,622,250

Medical - Biomedical/Genetics 1.6%
Celgene Corporation (b)                                   1,300,000        19,890,000
ImClone Systems, Inc. (b)                                   790,000         6,869,050
                                                                         -------------
                                                                           26,759,050
Medical - Ethical Drugs 1.3%
Pharmacia Corporation                                       580,000        21,721,000

------------------------------------------------------------------------------------------
                  STRONG ADVISOR COMMON STOCK FUND (continued)
                                                        Shares or
                                                        Principal            Value
                                                        Amount              (Note 2)
------------------------------------------------------------------------------------------
Medical - Health Maintenance
 Organizations 3.2%
CIGNA Corporation                                        235,000        $ 22,893,700
WellPoint Health Networks, Inc. (b)                      380,000          29,567,800
                                                                        ------------
                                                                          52,461,500
Medical - Products 0.7%
Cytyc Corporation (b)                                  1,565,000          11,925,300

Medical/Dental - Services 1.5%
Omnicare, Inc.                                           945,000          24,815,700

Medical/Dental - Supplies 1.4%
Bausch & Lomb, Inc.                                      695,000          23,525,750

Oil & Gas - Drilling 3.2%
Nabors Industries, Ltd. (b)                              690,000          24,253,500
Noble Corporation (b)                                    720,000          27,792,000
                                                                        ------------
                                                                          52,045,500

Oil & Gas - Machinery/Equipment 1.9%
Smith International, Inc. (b)                            451,300          30,774,147

Oil & Gas - Refining/Marketing 2.4%
Duke Energy Corporation                                  615,000          19,126,500
Valero Energy Corporation                                565,000          21,142,300
                                                                        ------------
                                                                          40,268,800
Oil & Gas - United States Exploration &
   Production 5.0%
Apache Corporation                                       490,000          28,165,200
Devon Energy Corporation                                 640,000          31,539,200
EOG Resources, Inc.                                      560,000          22,232,000
                                                                        ------------
                                                                          81,936,400
Pollution Control - Services 1.2%
Republic Services, Inc. (b)                            1,055,000          20,118,850

Retail - Apparel/Shoe 1.4%
Foot Locker, Inc. (b)                                  1,600,000          23,120,000

Retail - Department Stores 1.7%
Saks, Inc. (b)                                         2,150,000          27,606,000

Retail - Miscellaneous/Diversified 1.4%
Toys `R' Us, Inc. (b)                                  1,320,000          23,060,400

Retail - Restaurants 1.3%
Outback Steakhouse, Inc. (b)                             610,000          21,411,000

Retail/Wholesale - Computer/Cellular 0.6%
Tech Data Corporation (b)                                265,000          10,030,250

Retail/Wholesale - Office Supplies 1.7%
Office Depot, Inc. (b)                                 1,625,000          27,300,000

Steel - Producers 1.1%
Nucor Corporation                                        280,000          18,211,200

Telecommunications - Cellular 2.1%
Nextel Communications, Inc. Class A (b)                4,225,000          13,562,250
Sprint Corporation - PCS Group (b)                     3,050,000          13,633,500
United States Cellular Corporation (b)                   314,000           7,991,300
                                                                        ------------
                                                                          35,187,050
Telecommunications - Services 0.4%
Sprint Corporation                                       556,000           5,899,160

Transportation - Airline 0.8%
Continental Airlines, Class B (b)                        800,000          12,624,000
------------------------------------------------------------------------------------
Total Common Stocks (Cost $1,379,004,358)                              1,432,378,940
------------------------------------------------------------------------------------
Short-Term Investments (a) 13.6%
Money Market Funds 11.8%
Strong Heritage Money Fund-Institutional
  Class (d)                                          195,600,000         195,600,000

Repurchase Agreements 1.8%
ABN AMRO Inc. (Dated 6/28/02),1.91%,
 Due 7/01/02 (Repurchase Proceeds
 $28,104,473); Collateralized by: United States
 Government & Agency Issues (c)                      $28,100,000          28,100,000
State Street Bank (Dated 6/28/02), 1.50%,
  Due 7/01/02 (Repurchase Proceeds
  $1,733,917) Collateralized by: ; United States
  Government & Agency Issues (c)                       1,733,700           1,733,700
                                                                       -------------
                                                                          29,833,700
------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $225,433,700)                         225,433,700
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Total Investments In Securities (Cost $1,604,438,058) 100.3%           1,657,812,640
Other Assets and Liabilities, Net (0.3%)                                  (4,694,627)
------------------------------------------------------------------------------------
Net Assets 100.0%                                                     $1,653,118,013
====================================================================================
                       STRONG ADVISOR MID CAP GROWTH FUND
                                                           Shares or
                                                           Principal         Value
                                                           Amount           (Note 2)
---------------------------------------------------------------------------------------
Common Stocks 99.1%
Aerospace - Defense 0.9%
Raytheon Company                                            21,200         $ 863,900

Auto/Truck - Original Equipment 0.7%
Eaton Corporation                                            9,000           654,750

Building - Resident/Commercial 3.7%
D.R.  Horton, Inc.                                          70,500         1,835,115
Lennar Holmes, Inc.                                         31,200         1,909,440
                                                                           ---------
                                                                           3,744,555
Commercial Services - Miscellaneous 0.8%
Moody's Corporation                                         15,000           746,250

Commercial Services - Schools 1.0%
Apollo Group, Inc. Class A (b)                              25,100           989,191

Computer - Graphics 0.5%
Synopsys, Inc. (b)                                           8,500           465,885

Computer - Local Networks 2.5%
Brocade Communications Systems, Inc. (b)                    43,500           760,380
Emulex Corporation (b)                                      43,600           981,436
QLogic Corporation (b)                                      18,800           716,280
                                                                          ----------
                                                                           2,458,096
Computer - Memory Devices 1.1%
Network Appliance, Inc. (b)                                 87,500         1,085,875

Computer - Peripheral Equipment 0.5%
Lexmark International Group, Inc. (b)                        8,500           462,400

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              June 30, 2002 (Unaudited)
----------------------------------------------------------------------------------------
                  STRONG ADVISOR MID CAP GROWTH FUND (continued)
                                                           Shares or
                                                           Principal         Value
                                                           Amount           (Note 2)
----------------------------------------------------------------------------------------
Computer - Services 1.5%
Affiliated Computer Services, Inc. Class A (b)               31,300         $1,486,124

Computer Software - Desktop 1.3%
Adobe Systems, Inc.                                          44,100          1,256,850

Computer Software - Education/
   Entertainment 1.5%
Electronic Arts, Inc. (b)                                    21,600          1,426,680

Computer Software - Enterprise 1.9%
Mercury Interactive Corporation (b)                          24,000            551,040
Siebel Systems, Inc. (b)                                     34,000            483,480
VERITAS Software Corporation (b)                             42,000            831,180
                                                                             ---------
                                                                             1,865,700
Computer Software - Financial 3.3%
Intuit, Inc. (b)                                             40,900          2,033,548
Sungard Data Systems, Inc. (b)                               47,000          1,244,560
                                                                             ---------
                                                                             3,278,108
Computer Software - Medical 0.9%
Cerner Corporation (b)                                       18,300            875,289

Computer Software - Security 0.9%
Symantec Corporation (b)                                     26,300            863,955

Containers 0.3%
Ball Corporation                                              7,200            298,656

Electronics - Laser Systems/Component 0.5%
Cymer, Inc. (b)                                              13,500            473,040

Electronics - Military Systems 0.5%
L-3 Communications Corporation (b)                            9,500            513,000

Electronics - Miscellaneous Components 0.8%
Vishay Intertechnology, Inc. (b)                             37,500            825,000

Electronics - Scientific Instruments 0.9%
Teradyne, Inc. (b)                                           38,900            914,150

Electronics - Semiconductor Equipment 6.0%
ASM International NV (b)                                     31,600            545,416
ASML Holding NV (b)                                          32,300            488,376
Brooks-PRI Automation, Inc. (b)                              20,000            511,200
ChipPAC, Inc. Class A (b)                                    89,700            554,346
KLA-Tencor Corporation (b)                                   38,500          1,693,615
Novellus Systems, Inc. (b)                                   33,100          1,125,400
Varian Semiconductor Equipment
  Associates, Inc. (b)                                       29,500          1,000,935
                                                                             ---------
                                                                             5,919,288
Electronics - Semiconductor
  Manufacturing 8.9%
Atmel Corporation (b)                                       127,000            795,020
Fairchild Semiconductor Corporation Class A (b)              51,500          1,251,450
Integrated Device Technology, Inc. (b)                       15,700            284,798
International Rectifier Corporation (b)                      58,500          1,705,275
Microchip Technology, Inc. (b)                               45,500          1,248,065
Micron Technology, Inc. (b)                                  66,200          1,338,564
National Semiconductor Corporation (b)                       25,500            743,835
SanDisk Corporation (b)                                      46,200            572,880
Taiwan Semiconductor Manufacturing Company,
  Ltd. Sponsored ADR (b)                                     63,800            829,400
                                                                             ---------
                                                                             8,769,287
Finance - Consumer/Commercial Loans 2.1%
SLM Corporation                                              21,000          2,034,900

Finance - Investment Brokers 0.9%
The Charles Schwab Corporation                               79,500            890,400

Finance - Investment Management 1.9%
Allied Capital Corporation                                   21,600            489,240
Federated Investors, Inc. Class B                            20,000            691,400
SEI Investments Company                                      24,000            676,080
                                                                             ---------
                                                                             1,856,720

Finance - Publicly Traded Investment Funds -
  Equity 2.3%
Regional Bank Holders Trust                                   9,500          1,108,650
Semiconductor Holders Trust                                  21,000            636,720
Software Holders Trust                                       17,000            493,340
                                                                             ---------
                                                                             2,238,710
Financial Services - Miscellaneous 1.8%
Equifax, Inc.                                                25,000            675,000
H & R Block, Inc.                                            23,500          1,084,525
                                                                             ---------
                                                                             1,759,525
Household - Office Furniture 0.3%
La-Z-Boy, Inc.                                               10,500            264,810

Internet - Network Security/Solutions 1.3%
Network Associates, Inc. (b)                                 67,600          1,302,652

Leisure - Gaming 0.8%
MGM Mirage, Inc. (b)                                         23,500            793,125

Leisure - Hotels & Motels 1.7%
Hilton Hotels Corporation                                    45,300            629,670
Marriott International, Inc. Class A                         13,100            498,455
Starwood Hotels & Resorts Worldwide, Inc.                    16,500            542,685
                                                                             ---------
                                                                             1,670,810
Leisure - Toys/Games/Hobby 0.4%
Mattel, Inc.                                                 19,000            400,520

Media - Radio/TV 0.7%
Univision Communications, Inc. (b)                           21,000            659,400

Medical - Biomedical/Genetics 6.2%
Biogen, Inc. (b)                                             26,500          1,097,895
Cephalon, Inc. (b)                                           16,500            745,800
Gilead Sciences, Inc. (b)                                    17,400            572,112
IDEC Pharmaceuticals Corporation (b)                         34,400          1,219,480
Immunex Corporation (b)                                      24,500            547,330
Ligand Pharmaceuticals, Inc. Class B (b)                     27,500            398,750
Medimmune, Inc. (b)                                          35,000            924,000
Myriad Genetics, Inc. (b)                                    28,000            569,520
                                                                             ----------
                                                                             6,074,887
Medical - Ethical Drugs 0.9%
Allergan, Inc.                                               13,000            867,750

Medical - Generic Drugs 0.7%
Andrx Group (b)                                              12,200            329,034
Teva Pharmaceutical Industries, Ltd. ADR                      5,000            333,900
                                                                             ---------
                                                                               662,934
Medical - Health Maintenance
 Organizations 1.0%
Anthem, Inc. (b)                                             14,500            978,460

------------------------------------------------------------------------------------------
                  STRONG ADVISOR MID CAP GROWTH FUND (continued)
                                                             Shares or
                                                             Principal        Value
                                                             Amount         (Note 2)
------------------------------------------------------------------------------------------
Medical - Instruments 0.6%
Varian Medical Systems, Inc. (b)                               14,500       $ 587,975

Medical - Products 0.8%
St. Jude Medical, Inc. (b)                                     10,400         768,040

Medical - Wholesale Drugs/Sundries 2.1%
AmerisourceBergen Corporation                                  12,000         912,000
McKesson HBOC, Inc.                                            34,000       1,111,800
                                                                            ---------
                                                                            2,023,800
Medical/Dental - Services 2.3%
Laboratory Corporation of America Holdings (b)                 19,500         890,175
Quest Diagnostics, Inc. (b)                                    15,500       1,333,775
                                                                            ---------
                                                                            2,223,950
Metal Ores - Gold/Silver 1.7%
Anglogold, Ltd. Sponsored ADR                                  16,500         430,320
Newmont Mining Corporation Holding
 Company                                                       48,500       1,277,005
                                                                            ---------
                                                                            1,707,325
Metal Ores - Miscellaneous 0.6%
Freeport-McMoran Copper & Gold, Inc.
  Class B (b)                                                  34,000         606,900

Oil & Gas - Drilling 3.7%
ENSCO International, Inc.                                      31,500         858,690
GlobalSantaFe Corporation                                      35,000         957,250
Noble Corporation (b)                                          35,500       1,370,300
Precision Drilling Corporation (b)                             12,000         416,880
                                                                            ---------
                                                                            3,603,120
Oil & Gas - Field Services 0.6%
BJ Services Company (b)                                        18,800         636,944

Oil & Gas - Machinery/Equipment 3.5%
Cooper Cameron Corporation (b)                                 14,500         702,090
Grant Prideco, Inc. (b)                                        47,500         646,000
National-Oilwell, Inc. (b)                                     48,500       1,020,925
Weatherford International, Ltd. (b)                            24,100       1,041,120
                                                                            ---------
                                                                            3,410,135
Oil & Gas - United States Exploration &
  Production 0.6%
Apache Corporation                                              9,500         546,060

Retail - Apparel/Shoe 4.1%
Abercrombie & Fitch Company Class A (b)                        56,700       1,367,604
Coach, Inc. (b)                                                15,600         856,440
The Limited, Inc.                                              32,900         700,770
The TJX Companies, Inc.                                        56,100       1,100,121
                                                                            ---------
                                                                            4,024,935
Retail - Consumer Electronics 3.3%
Best Buy Company, Inc. (b)                                     35,450       1,286,835
Circuit City Stores, Inc.                                      57,900       1,085,625
RadioShack Corporation                                         30,100         904,806
                                                                            ---------
                                                                            3,277,266
Retail - Discount & Variety 1.3%
Dollar Tree Stores, Inc. (b)                                   33,500       1,320,235

Retail - Home Furnishings 1.3%
Bed Bath & Beyond, Inc. (b)                                    34,700       1,309,578

Retail - Major Discount Chains 0.8%
Dollar General Corporation                                     42,500         808,775

Retail - Miscellaneous/Diversified  2.7%
Barnes & Noble, Inc. (b)                                       25,400         671,322
Circuit City Stores, Inc. - CarMax Group (b)                   24,000         519,600
Movie Gallery, Inc. (b)                                        51,600       1,089,792
Sonic Automotive, Inc. (b)                                     14,100         363,075
                                                                            ---------
                                                                            2,643,789
Retail/Wholesale - Auto Parts  0.6%
AutoZone, Inc. (b)                                              8,000         618,400

Retail/Wholesale - Computer/Cellular 0.7%
CDW Computer Centers, Inc. (b)                                 14,000         655,340

Retail/Wholesale - Jewelry  0.9%
Tiffany & Company                                              25,000         880,000

Retail/Wholesale - Office Supplies  1.7%
Staples, Inc. (b)                                              84,000       1,654,800

Steel - Producers 1.3%
Nucor Corporation                                              19,400       1,261,776
-------------------------------------------------------------------------------------
Total Common Stocks (Cost $102,043,968)                                    97,260,775
-------------------------------------------------------------------------------------
Short-Term Investments (a) 0.7%
Repurchase Agreements 0.1%
State Street Bank (Dated 6/28/02), 1.50%,
  Due 7/01/02 (Repurchase proceeds
  $71,509); Collateralized by: United States
  Government & Agency Issues (c)                             $ 71,500          71,500

United States Government Issues 0.6%
U.S. Treasury Bills, Due 8/15/02                              600,000         598,793
-------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $670,210)                                  670,293
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Total Investments in Securities (Cost $102,714,178) 99.8%                  97,931,068
Other Assets and Liabilities, Net 0.2%                                        197,415
-------------------------------------------------------------------------------------
Net Assets 100.0%                                                         $98,128,483
=====================================================================================

                      STRONG ADVISOR SMALL CAP VALUE FUND
                                                            Shares or
                                                            Principal        Value
                                                            Amount         (Note 2)
-------------------------------------------------------------------------------------
Common Stocks 84.9%
Auto/Truck - Original Equipment 1.8%
Dura Automotive Systems, Inc. (b) (e)                         487,400     $10,113,550
Tower Automotive, Inc. (b) (e)                                870,950      12,149,752
                                                                           ----------
                                                                           22,263,302
Banks - Southeast 1.7%
Hibernia Corporation Class A                                1,078,800      21,349,452

Building - Air Conditioning & Heating
 Products 0.2%
York International Corporation (e)                             85,700       2,895,803

Building - Cement/Concrete/Aggregate 0.6%
U.S. Concrete, Inc. (b)                                     1,136,100       7,464,177

Building - Heavy Construction 1.9%
Chicago Bridge & Iron Company NV                              837,200      23,600,668

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                 STRONG ADVISOR SMALL CAP VALUE FUND (continued)

                                                         Shares or
                                                         Principal      Value
                                                         Amount       (Note 2)
--------------------------------------------------------------------------------
Building - Maintenance & Services 0.9%
ABM Industries, Inc.                                      426,800    $ 7,409,248
Healthcare Services Group, Inc. (b) (d)                   197,885      3,110,752
                                                                     -----------
                                                                      10,520,000

Building - Paint & Allied Products 0.6%
H.B. Fuller Company (e)                                   271,360      7,948,134

Building - Resident/Commercial 0.1%
Technical Olympic USA, Inc. (b)                           100,300      1,591,761

Chemicals - Basic 0.7%
FMC Corporation (b) (e)                                   300,600      9,069,097

Chemicals - Fertilizers 1.5%
Agrium, Inc.                                            1,899,930     17,859,342

Chemicals - Plastics 2.3%
Intertape Polymer Group, Inc. (b)                       1,297,200     15,060,492
PolyOne Corporation                                     1,193,300     13,424,625
                                                                     -----------
                                                                      28,485,117

Commercial Services - Advertising 1.3%
R.H. Donnelley Corporation (b) (e)                        558,800     15,629,636

Commercial Services - Business Services 0.2%
US Oncology, Inc. (b)                                     305,700      2,546,481

Commercial Services - Miscellaneous 0.7%
Navigant Consulting, Inc. (b)                           1,208,600      8,448,114

Commercial Services - Security/Safety 1.3%
Armor Holdings, Inc. (b) (e)                              289,300      7,377,150
DHB Industries, Inc. (b)                                  898,900      3,640,545
Wackenhut Corrections Corporation (b)                     357,330      5,217,018
                                                                     -----------
                                                                      16,234,713

Commercial Services - Staffing 1.2%
Gevity HR, Inc.                                           537,750      2,129,490
kforce.com, Inc. (b)                                    1,172,500      6,976,375
MPS Group, Inc. (b) (e)                                   646,900      5,498,650
                                                                     -----------
                                                                      14,604,515
Computer - Graphics 0.3%
Evans & Sutherland Computer Corporation (b)               516,900      4,005,975

Computer - Local Networks 1.1%
Avici Systems, Inc. (b)                                 1,784,800      1,802,648
Black Box Corporation (b) (e)                             275,800     11,233,334
                                                                     -----------
                                                                      13,035,982

Computer - Manufacturers 0.3%
Cray, Inc. (b)                                            760,300      3,330,114

Computer - Memory Devices 0.5%
Iomega Corporation (b)                                    480,510      6,174,554

Computer - Optical Recognition 0.7%
UNOVA, Inc. (b)                                         1,328,420      8,621,446

Computer Software - Enterprise 1.0%
JDA Software Group, Inc. (b) (e)                           59,000      1,667,340
Lightbridge, Inc. (b) (e)                               1,216,800      9,989,928
                                                                     -----------
                                                                      11,657,268
Computer Software - Medical 1.1%
IDX Systems Corporation (b) (e)                         1,082,200     14,090,244

Electronics - Laser Systems/Component 2.0%
Coherent, Inc. (b)                                        640,200     18,910,868
Rofin-Sinar Technologies, Inc. (b) (d)                    587,370      5,345,067
                                                                     -----------
                                                                      24,255,935
Electronics - Miscellaneous
  Components 0.2%
Valence Technology, Inc. (b)                            1,353,100      1,867,278

Electronics - Parts Distributors 0.2%
Richardson Electronics, Ltd.                              279,600      3,000,108

Electronics - Semiconductor
  Manufacturing 0.5%
Cirrus Logic, Inc. (b) (e)                                776,600      5,816,734

Electronics Products - Miscellaneous 0.8%
Encore Wire Corporation (b) (e)                           694,500      9,882,735

Energy - Other 1.5%
Headwaters, Inc. (b) (e)                                1,167,400     18,386,550

Finance - Consumer/Commercial Loans 0.8%
World Acceptance Corporation (b) (d)                    1,101,700      9,254,280

Finance - Equity REIT 0.3%
FBR Asset Investment Corporation                          123,200      4,108,720

Finance - Publicly Traded Investment Funds -
  Equity 1.5%
iShares Trust Russell 2000 Index Fund                     131,500     11,970,445
iShares Trust Russell 2000 Value Index Fund                50,000      6,820,000
                                                                     -----------
                                                                      18,790,445
Food - Miscellaneous Preparation 0.1%
M&F Worldwide Corporation (b)                             322,200      1,224,360

Insurance - Property/Casualty/Title 2.5%
Mercury General Corporation (e)                           477,800     23,173,300
ProAssurance Corporation (b)                              293,100      5,158,560
Vesta Insurance Group, Inc.                               430,900      1,844,252
                                                                     -----------
                                                                      30,176,112
Internet - E*Commerce 0.4%
Overstock.com, Inc. (b)                                   321,100      4,511,455

Internet - Internet Service
  Provider/Content 1.9%
EarthLink, Inc. (b) (e)                                 2,294,170     15,416,822
Net2Phone, Inc. (b) (d) (e)                             1,770,400      7,559,608
                                                                     -----------
                                                                      22,976,430
Leisure - Services 1.1%
Pegasus Solutions, Inc. (b)                               806,180     14,108,150

Machinery - General Industrial 0.2%
Robbins & Myers, Inc.                                     112,000      2,917,600

Medical - Instruments 0.8%
Applera Corporation-Applied Biosystems Group (e)          532,700     10,382,323

Medical - Nursing Homes 2.9%
Beverly Enterprises, Inc. (b)                           1,647,290     12,535,877
Manor Care, Inc. (b) (e)                                1,029,700     23,683,100
                                                                     -----------
                                                                      36,218,977
Medical - Outpatient/Home Care 0.4%
Gentiva Health Services, Inc. (e)                         545,200      4,901,348

------------------------------------------------------------------------------------------------
                STRONG ADVISOR SMALL CAP VALUE FUND (continued)
                                                                     Shares or
                                                                     Principal          Value
                                                                     Amount            (Note 2)
------------------------------------------------------------------------------------------------

Medical - Products 1.2%
Allied Healthcare Products, Inc. (b) (d)                              404,400      $ 1,754,732
Discovery Partners International, Inc. (b)                          1,024,280        6,719,277
OraSure Technologies, Inc. (b)                                        929,000        6,038,500
                                                                                   -----------
                                                                                    14,512,509

Medical/Dental - Services 0.8%
Omnicare, Inc. (e)                                                    396,200       10,404,212

Metal Ores - Gold/Silver 9.5%
Apex Silver Mines, Ltd. (b) (e)                                     1,731,100       25,100,950
Glamis Gold, Ltd. (b)                                               2,757,300       24,236,667
Goldcorp, Inc. (e)                                                  1,552,200       15,444,390
Harmony Gold Mining Company, Ltd.
   Sponsored ADR (e)                                                1,877,800       25,406,634
Meridian Gold, Inc. (b) (e)                                         1,665,800       26,736,090
                                                                                   -----------
                                                                                   116,924,731

Oil & Gas - Drilling 2.6%
Helmerich & Payne, Inc. (e)                                           492,260       17,583,527
Pride International, Inc. (b) (e)                                     923,300       14,458,878
                                                                                   -----------
                                                                                    32,042,405

Oil & Gas - Field Services 6.5%
BJ Services Company (b) (e)                                           165,400        5,603,752
Global Industries, Ltd. (b) (e)                                     2,351,100       16,434,189
Key Energy Services, Inc. (b)                                       2,008,000       21,084,000
Newpark Resources, Inc. (b)                                         1,587,110       11,665,258
Oceaneering International, Inc. (b) (e)                               229,500        6,196,500
Petroleum Geo-Services ASA Sponsored
   ADR (b) (e)                                                      2,546,190        9,166,284
Petroleum Helicopters, Inc. (b)                                        72,600        2,427,744
Petroleum Helicopters, Inc. (non-voting) (b)                          147,980        4,334,334
Willbros Group, Inc. (b)                                              175,400        2,981,800
                                                                                   -----------
                                                                                    79,893,861

Oil & Gas - Machinery/Equipment 0.9%
Matrix Service Company (b) (d)                                        426,300        3,632,076
Smith International, Inc. (b) (e)                                     100,700        6,866,733
                                                                                   -----------
                                                                                    10,498,809

Oil & Gas - United States Exploration &
   Production 10.4%
Forest Oil Corporation (b) (e)                                      1,099,100       31,247,413
Greka Energy Corporation (b) (d)                                      316,400        1,819,300
McMoRan Exploration Company (b) (d) (e)                               825,400        3,549,220
Meridian Resource Corporation (b)                                   1,751,530        6,515,692
Newfield Exploration Company (b) (e)                                  205,870        7,652,188
Noble Energy, Inc. (e)                                                462,700       16,680,335
Patina Oil & Gas Corporation                                          458,125       12,566,369
Pioneer Natural Resources Company (b)                                  75,000        1,953,750
Pure Resources, Inc. (b)                                              420,280        8,741,824
Range Resources Corporation (b) (d)                                 3,409,800       19,094,880
Remington Oil & Gas Corporation (b)                                   294,500        5,866,440
Stone Energy Corporation (b) (e)                                      314,500       12,658,625
                                                                                   -----------
                                                                                   128,346,036

Paper & Paper Products 1.4%
Chesapeake Corporation (e)                                            329,900        8,686,267
Wausau-Mosinee Paper Corporation                                      703,900        8,481,995
                                                                                   -----------
                                                                                    17,168,262

Pollution Control - Equipment 1.3%
Calgon Carbon Corporation                                           1,871,100       15,717,240

Pollution Control - Services 0.4%
Tetra Tech, Inc. (b) (e)                                              356,100        5,234,670


Retail - Apparel/Shoe 1.0%
American Eagle Outfitters, Inc. (b) (e)                               296,200        6,261,668
Too, Inc. (b) (e)                                                     188,000        5,790,400
                                                                                   -----------
                                                                                    12,052,068

Retail - Mail Order & Direct  0.9%
dELiA*s Corporation Class A (b)                                     1,081,500        5,515,650
J. Jill Group, Inc. (b) (e)                                           139,800        5,305,410
                                                                                   -----------
                                                                                    10,821,060

Retail - Major Discount Chains 1.0%
Shopko Stores, Inc. (b) (e)                                           632,600       12,778,520

Retail - Miscellaneous/Diversified 1.0%
Sharper Image Corporation (b) (d) (e)                                 599,600       12,081,940

Retail - Restaurants 0.3%
Luby's, Inc. (b)                                                      460,200        3,028,116

Shoes & Related Apparel 0.6%
Wolverine World Wide, Inc. (e)                                        419,200        7,315,040

Steel - Producers 1.9%
IPSCO, Inc.                                                           370,500        5,939,115
Roanoke Electric Steel Corporation                                    154,700        2,388,568
Steel Dynamics, Inc. (b)                                              143,640        2,365,751
United States Steel Corporation (e)                                   644,400       12,817,116
                                                                                    ----------
                                                                                    23,510,550

Steel - Specialty Alloys 0.8%
Carpenter Technology Corporation                                      303,300        8,738,073
GrafTech International, Ltd. (b)                                      132,870        1,634,301
                                                                                    ----------
                                                                                    10,372,374

Telecommunications - Equipment 0.3%
Spectrian Corporation (b) (e)                                         217,300        2,253,401
Tellium, Inc. (b)                                                   1,323,300        1,230,669
                                                                                    ----------
                                                                                     3,484,070

Telecommunications - Services 0.8%
Broadwing, Inc. (b) (e)                                             2,428,900        6,315,140
Touch America Holdings, Inc. (b)                                    1,364,400        3,752,100
                                                                                    ----------
                                                                                    10,067,240

Transportation - Airline 0.3%
Linea Aerea Nacional Chile SA Sponsored ADR                           837,700        4,305,778

Transportation - Services 0.5%
EGL, Inc. (b)                                                         386,600        6,556,736

Transportation - Truck 0.4%
Covenant Transport, Inc. Class A (b)                                  209,700        4,456,125
------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $914,918,857)                                          1,045,777,787
------------------------------------------------------------------------------------------------
Short-Term Investments (a) 15.4%
Money Market Funds 6.3%
Strong Heritage Money Fund -
   Institutional Class (d)                                         78,000,000       78,000,000

Repurchase Agreements 9.1%
ABN AMRO Inc. (Dated 6/28/02),1.91%,
   Due 7/01/02 (Repurchase Proceeds
   $108,017,190); Collateralized by: United
   States Government & Agency Issues (c)                         $108,000,000      108,000,000
State Street Bank (Dated 6/28/02), 1.50%,
   Due 7/01/02 (Repurchase proceeds
   $4,081,510); United Collateralized by:
   States Government & Agency Issues (c)                            4,081,400        4,081,400
                                                                                --------------
                                                                                   112,081,400
-------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $ 190,081,400)                                  190,081,400
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Total Investments in Securities (Cost 1,105,000,257) $ 100.3%                    1,235,859,187
Other Assets and Liabilities, Net (0.3%)                                            (3,338,409)
--------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                               $1,232,520,778
==================================================================================================


SCHEDULES OF INVESTMENTS IN SECURITIES (continued) June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
     STRONG ADVISOR SMALL CAP VALUE FUND (continued)

--------------------------------------------------------------------------------
WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                        Contracts     Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of period                25,115    $ 6,454,960
Options written during the period                         86,507     19,108,325
Options closed                                           (67,559)   (15,617,481)
Options expired                                           (7,176)    (1,079,055)
Options exercised                                         (7,624)    (1,538,645)
                                                          ------    -----------
Options outstanding at end of  period                     29,263    $ 7,328,104
                                                          ======    ===========

Closed, expired and exercised options resulted in a capital gain of $1,361,440 for the six months ended June 30, 2002.


WRITTEN OPTIONS DETAIL
--------------------------------------------------------------------------------
                                                        Contracts
                                                       (100 shares      Value
                                                      per contract)    (Note 2)
--------------------------------------------------------------------------------
American Eagle Outfitters, Inc.
  Calls: (Strike Price is $20.00. Expiration date is
  7/19/02. Premium received is $24,299.)                    150       ($ 27,375)
  Calls: (Strike Price is $22.50. Expiration date is
  8/16/02. Premium received is $18,199.)                    100         (11,750)

Apex Silver Mines, Ltd.
  Calls: (Strike Price is $15.00. Expiration date is
  7/19/02. Premium received is $16,851.)                    110          (7,975)
  Calls: (Strike Price is $17.50. Expiration date is
  10/18/02. Premium received is $14,200.)                   100         (10,250)

Applera Corporation-Applied Biosystems Group
  Calls: (Strike Price is $17.50. Expiration date is
  7/19/02. Premium received is $61,734.)                    300         (78,000)
  Calls: (Strike Price is $20.00. Expiration date is
  7/19/02. Premium received is $37,807.)                    350         (35,875)
  Calls: (Strike Price is $20.00. Expiration date is
  8/16/02. Premium received is $18,699.)                    100         (15,750)
  Calls: (Strike Price is $15.00. Expiration date is
  9/20/02. Premium received is $36,199.)                    100         (53,500)
  Calls: (Strike Price is $17.50. Expiration date is
  9/20/02. Premium received is $47,490.)                    200         (72,000)
  Calls: (Strike Price is $20.00. Expiration date is
  9/20/02. Premium received is $41,599.)                    300         (68,250)
  Calls: (Strike Price is $22.50. Expiration date is
  9/20/02. Premium received is $13,200.)                    100         (11,750)

Armor Holdings, Inc.
  Calls: (Strike Price is $25.00. Expiration date is
  7/19/02. Premium received is $7,600.)                      50          (6,000)
  Calls: (Strike Price is $25.00. Expiration date is
  8/16/02. Premium received is $90,597.)                    300         (48,000)
  Calls: (Strike Price is $22.50. Expiration date is
  11/15/02. Premium received is $92,547.)                   150         (62,250)
  Calls: (Strike Price is $25.00. Expiration date is
  11/15/02. Premium received is $89,397.)                   200         (53,000)

BJ Services Company
  Calls: (Strike Price is $30.00. Expiration date is
  7/19/02. Premium received is $189,094.)                   300        (133,500)
  Calls: (Strike Price is $32.50. Expiration date is
  7/19/02. Premium received is $187,794.)                   400        (104,000)
  Calls: (Strike Price is $35.00. Expiration date is
  7/19/02. Premium received is $79,468.)                    210         (24,150)
  Calls: (Strike Price is $32.50. Expiration date is
  10/18/02. Premium received is $58,698.)                   100         (44,000)
  Calls: (Strike Price is $35.00. Expiration date is
  10/18/02. Premium received is $23,349.)                    50       ($ 15,250)
  Calls: (Strike Price is $40.00. Expiration date is
  10/18/02. Premium received is $30,699.)                   100         (14,500)

Black Box Corporation
  Calls: (Strike Price is $40.00. Expiration date is
  7/19/02. Premium received is $14,122.)                     50         (14,125)
  Calls: (Strike Price is $35.00. Expiration date is
  9/20/02. Premium received is $78,698.)                    100         (80,500)
  Calls: (Strike Price is $40.00. Expiration date is
  9/20/02. Premium received is $118,097.)                   300        (150,000)

Broadwing, Inc.
  Calls: (Strike Price is $7.50. Expiration date is
  10/18/02. Premium received is $9,400.)                    100          (1,000)

Chesapeake Corporation
  Calls: (Strike Price is $25.00. Expiration date is
  7/19/02. Premium received is $23,699.)                    100         (16,750)
  Calls: (Strike Price is $25.00. Expiration date is
  8/16/02. Premium received is $34,881.)                    100         (19,250)

Cirrus Logic, Inc.
  Puts: (Strike Price is $12.50. Expiration date is
  9/20/02. Premium received is $50,158.)                     80         (42,800)

Dura Automotive Systems, Inc.
  Calls: (Strike Price is $20.00. Expiration date is
  7/19/02. Premium received is $19,699.)                    100         (16,750)
  Calls: (Strike Price is $20.00. Expiration date is
  8/16/02. Premium received is $25,699.)                    100         (24,500)
  Calls: (Strike Price is $22.50. Expiration date is
  8/16/02. Premium received is $15,200.)                    100         (12,250)
  Calls: (Strike Price is $20.00. Expiration date is
  9/20/02. Premium received is $31,699.)                    100         (30,000)
  Calls: (Strike Price is $22.50. Expiration date is
  9/20/02. Premium received is $20,699.)                    100         (18,250)

EarthLink, Inc.
  Puts: (Strike Price is $10.00. Expiration date is
  7/19/02. Premium received is $7,420.)                      35         (11,375)

Encore Wire Corporation
  Calls: (Strike Price is $12.50. Expiration date is
  7/19/02. Premium received is $9,760.)                      80         (14,800)
  Calls: (Strike Price is $12.50. Expiration date is
  8/16/02. Premium received is $28,209.)                    130         (26,325)
  Calls: (Strike Price is $15.00. Expiration date is
  8/16/02. Premium received is $39,954.)                    350         (20,125)
  Calls: (Strike Price is $15.00. Expiration date is
  11/15/02. Premium received is $28,769.)                   210         (24,675)
FMC Corporation

  Calls: (Strike Price is $40.00. Expiration date is
  7/19/02. Premium received is $78,525.)                    400          (3,000)
  Calls: (Strike Price is $30.00. Expiration date is
  10/18/02. Premium received is $38,699.)                   100         (31,500)
  Calls: (Strike Price is $35.00. Expiration date is
  10/18/02. Premium received is $28,199.)                   100         (12,750)
  Calls: (Strike Price is $40.00. Expiration date is
  10/18/02. Premium received is $8,900.)                    100          (4,250)

Forest Oil Corporation
  Calls: (Strike Price is $30.00. Expiration date is
  8/16/02. Premium received is $110,346.)                   370         (30,525)

--------------------------------------------------------------------------------

                                                         Contracts
                                                        (100 shares      Value
                                                       per contract)    (Note 2)
--------------------------------------------------------------------------------
WRITTEN OPTIONS DETAIL (continued)
--------------------------------------------------------------------------------
Gentiva Health Services, Inc.
  Calls: (Strike Price is $25.00. Expiration date is
  7/19/02. Premium received is $44,999.)                     250       ($36,875)
  Calls: (Strike Price is $25.00. Expiration date is
  9/20/02. Premium received is $44,149.)                     200        (45,500)
  Calls: (Strike Price is $30.00. Expiration date is
  9/20/02. Premium received is $1,680.)                       20         (1,050)

Global Industries, Ltd.
  Calls: (Strike Price is $7.50. Expiration date is
  9/20/02. Premium received is $23,699.)                     100         (8,250)
  Calls: (Strike Price is $10.00. Expiration date is
  9/20/02. Premium received is $33,949.)                     350         (7,875)

Goldcorp, Inc.
  Calls: (Strike Price is $10.00. Expiration date is
  7/19/02. Premium received is $29,803.)                     600        (45,000)
  Calls: (Strike Price is $11.25. Expiration date is
  7/19/02. Premium received is $166,575.)                  2,000        (50,000)
  Calls: (Strike Price is $12.50. Expiration date is
  7/19/02. Premium received is $2,808.)                       48           (840)
  Calls: (Strike Price is $10.00. Expiration date is
  10/18/02. Premium received is $9,350.)                      50         (8,125)

H.B. Fuller Company
  Calls: (Strike Price is $25.00. Expiration date is
  8/16/02. Premium received is $15,850.)                      50        (22,500)
  Calls: (Strike Price is $30.00. Expiration date is
  8/16/02. Premium received is $169,945.)                    600        (69,000)
  Calls: (Strike Price is $30.00. Expiration date is
  11/15/02. Premium received is $169,645.)                   450        (96,750)
  Calls: (Strike Price is $35.00. Expiration date is
  11/15/02. Premium received is $21,299.)                    150         (9,000)

Harmony Gold Mining Company, Ltd.Sponsored ADR
  Calls: (Strike Price is $15.00. Expiration date is
  7/19/02. Premium received is $44,499.)                     500        (22,500)
  Calls: (Strike Price is $15.00. Expiration date is
  8/16/02. Premium received is $65,526.)                     400        (44,000)
  Calls: (Strike Price is $17.50. Expiration date is
  8/16/02. Premium received is $82,282.)                     550        (23,375)
  Calls: (Strike Price is $20.00. Expiration date is
  8/16/02. Premium received is $109,342.)                  1,000        (17,500)
  Calls: (Strike Price is $20.00. Expiration date is
  11/15/02. Premium received is $12,040.)                     70         (7,175)

Headwaters, Inc.
  Calls: (Strike Price is $15.00. Expiration date is
  7/19/02. Premium received is $27,499.)                     300        (46,500)

Helmerich & Payne, Inc.
  Calls: (Strike Price is $35.00. Expiration date is
  7/19/02. Premium received is $20,199.)                     100        (17,250)
  Calls: (Strike Price is $40.00. Expiration date is
  9/20/02. Premium received is $59,286.)                     150        (19,125)

IDX Systems Corporation
  Calls: (Strike Price is $12.50. Expiration date is
  8/16/02. Premium received is $29,700.)                     100        (13,750)
  Calls: (Strike Price is $15.00. Expiration date is
  8/16/02. Premium received is $57,258.)                     180         (6,750)
  Calls: (Strike Price is $17.50. Expiration date is
  8/16/02. Premium received is $39,824.)                     225         (2,813)

 J. Jill Group, Inc.
  Calls: (Strike Price is $30.00. Expiration date is
  7/19/02. Premium received is $27,199.)                     100        (79,500)
  Calls: (Strike Price is $35.00. Expiration date is
  7/19/02. Premium received is $19,926.)                     100        (34,000)
  Calls: (Strike Price is $35.00. Expiration date is
  8/16/02. Premium received is $36,608.)                     100        (40,000)
  Calls: (Strike Price is $30.00. Expiration date is
  9/20/02. Premium received is $187,367.)                    300       (259,500)
  Calls: (Strike Price is $35.00. Expiration date is
  9/20/02. Premium received is $58,048.)                     150        (72,000)

JDA Software Group, Inc.
  Calls: (Strike Price is $20.00. Expiration date is
  7/19/02. Premium received is $171,397.)                    200       (169,000)
  Calls: (Strike Price is $22.50. Expiration date is
  7/19/02. Premium received is $138,826.)                    390       (243,750)

Lightbridge, Inc.
  Calls: (Strike Price is $12.50. Expiration date is
  10/18/02. Premium received is $10,285.)                     55         (1,237)

MPS Group, Inc.
  Calls: (Strike Price is $10.00. Expiration date is
  7/19/02. Premium received is $3,700.)                       50           (625)

Manor Care, Inc.
  Calls: (Strike Price is $22.50. Expiration date is
  8/16/02. Premium received is $78,598.)                     300        (42,750)
  Calls: (Strike Price is $25.00. Expiration date is
  8/16/02. Premium received is $96,087.)                     500        (20,000)

McMoRan Exploration Company
  Calls: (Strike Price is $5.00. Expiration date is
  11/15/02. Premium received is $15,249.)                    125        (12,188)

Mercury General Corporation
  Calls: (Strike Price is $50.00. Expiration date is
  9/20/02. Premium received is $19,699.)                     100        (13,250)

Meridian Gold, Inc.
  Calls: (Strike Price is $12.50. Expiration date is
  7/19/02. Premium received is $78,598.)                     300       (115,500)
  Calls: (Strike Price is $15.00. Expiration date is
  7/19/02. Premium received is $29,699.)                     100        (17,500)
  Calls: (Strike Price is $17.50. Expiration date is
  7/19/02. Premium received is $29,499.)                     300        (20,250)
  Calls: (Strike Price is $20.00. Expiration date is
  7/19/02. Premium received is $10,700.)                     100         (2,250)
  Calls: (Strike Price is $17.50. Expiration date is
  10/18/02. Premium received is $29,699.)                    100        (22,000)
  Calls: (Strike Price is $20.00. Expiration date is
  10/18/02. Premium received is $18,699.)                    100        (13,000)

Net2Phone, Inc.
  Calls: (Strike Price is $5.00. Expiration date is
  7/19/02. Premium received is $29,100.)                     300         (4,500)
  Calls: (Strike Price is $5.00. Expiration date is
  10/18/02. Premium received is $30,599.)                    400        (11,000)

Newfield Exploration Company
  Calls: (Strike Price is $35.00. Expiration date is
  9/20/02. Premium received is $72,748.)                     250        (87,500)
  Calls: (Strike Price is $40.00. Expiration date is
  9/20/02. Premium received is $25,049.)                     150        (16,125)

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                 STRONG ADVISOR SMALL CAP VALUE FUND (continued)

                                                         Contracts
                                                        (100 shares      Value
                                                       per contract)    (Note 2)
--------------------------------------------------------------------------------
WRITTEN OPTIONS DETAIL (continued)
--------------------------------------------------------------------------------
Noble Energy, Inc.
  Calls: (Strike Price is $35.00. Expiration date is
  8/16/02. Premium received is $39,244.)                     100      ($ 23,250)
  Calls: (Strike Price is $40.00. Expiration date is
  8/16/02. Premium received is $21,699.)                     100         (3,250)

Oceaneering International, Inc.
  Calls: (Strike Price is $22.50. Expiration date is
  7/19/02. Premium received is $87,649.)                     200        (86,000)
  Calls: (Strike Price is $25.00. Expiration date is
  7/19/02. Premium received is $120,279.)                    550       (116,875)
  Calls: (Strike Price is $22.50. Expiration date is
  10/18/02. Premium received is $179,095.)                   300       (153,000)
  Calls: (Strike Price is $25.00. Expiration date is
  10/18/02. Premium received is $122,096.)                   300       (102,000)

Omnicare, Inc.
  Calls: (Strike Price is $27.50. Expiration date is
  7/19/02. Premium received is $10,057.)                     100         (4,250)
  Calls: (Strike Price is $25.00. Expiration date is
  9/20/02. Premium received is $13,365.)                      45        (10,575)
  Calls: (Strike Price is $27.50. Expiration date is
  9/20/02. Premium received is $15,699.)                     100        (10,250)

Petroleum Geo-Services ASA Sponsored ADR
  Calls: (Strike Price is $5.00. Expiration date is
  8/16/02. Premium received is $45,445.)                     500        (13,750)

Pride International, Inc.
  Calls: (Strike Price is $12.50. Expiration date is
  7/19/02. Premium received is $27,300.)                     150        (47,250)
  Calls: (Strike Price is $15.00. Expiration date is
  7/19/02. Premium received is $44,099.)                     450        (51,750)

R.H. Donnelley Corporation
  Calls: (Strike Price is $30.00. Expiration date is
  11/15/02. Premium received is $9,400.)                     100         (8,750)

Sharper Image Corporation
  Calls: (Strike Price is $20.00. Expiration date is
  8/16/02. Premium received is $59,098.)                     300        (54,750)

Shopko Stores, Inc.
  Calls: (Strike Price is $17.50. Expiration date is
  7/19/02. Premium received is $128,496.)                    500       (145,000)
  Calls: (Strike Price is $17.50. Expiration date is
  9/20/02. Premium received is $36,699.)                     100        (35,000)
  Calls: (Strike Price is $20.00. Expiration date is
  9/20/02. Premium received is $40,399.)                     200        (39,500)
  Calls: (Strike Price is $22.50. Expiration date is
  9/20/02. Premium received is $21,399.)                     200        (18,500)
  Calls: (Strike Price is $20.00. Expiration date is
  12/20/02. Premium received is $19,426.)                    100        (28,000)
  Calls: (Strike Price is $22.50. Expiration date is
  12/20/02. Premium received is $11,200.)                    100        (17,750)

Smith International, Inc.
  Calls: (Strike Price is $55.00. Expiration date is
  7/19/02. Premium received is $287,391.)                    200       (272,000)
  Calls: (Strike Price is $60.00. Expiration date is
  7/19/02. Premium received is $283,891.)                    200       (180,000)
  Calls: (Strike Price is $65.00. Expiration date is
  7/19/02. Premium received is $172,045.)                    150        (75,000)
  Calls: (Strike Price is $65.00. Expiration date is
  10/18/02. Premium received is $212,544.)                   150       (129,000)

Spectrian Corporation
  Calls: (Strike Price is $10.00. Expiration date is
  8/16/02. Premium received is $6,210.)                        30    ($  3,675)

Stone Energy Corporation
  Calls: (Strike Price is $40.00. Expiration date is
  9/20/02. Premium received is $63,348.)                      300       (74,250)

Tetra Tech, Inc.
  Calls: (Strike Price is $12.50. Expiration date is
  9/20/02. Premium received is $98,497.)                      500      (138,750)

Too, Inc.
  Calls: (Strike Price is $30.00. Expiration date is
  8/16/02. Premium received is $138,296.)                     400       (95,000)

Tower Automotive, Inc.
  Calls: (Strike Price is $10.00. Expiration date is
  8/16/02. Premium received is $20,832.)                      150       (52,500)
  Calls: (Strike Price is $12.50. Expiration date is
  8/16/02. Premium received is $99,397.)                      700      (106,750)
  Calls: (Strike Price is $12.50. Expiration date is
  11/15/02. Premium received is $14,200.)                     100       (22,250)

United States Steel Corporation
  Calls: (Strike Price is $17.50. Expiration date is
  7/19/02. Premium received is $73,048.)                      400       (95,000)
  Calls: (Strike Price is $20.00. Expiration date is
  7/19/02. Premium received is $17,827.)                      200       (11,000)
  Calls: (Strike Price is $20.00. Expiration date is
  10/18/02. Premium received is $75,503.)                     400       (67,000)
  Calls: (Strike Price is $22.50. Expiration date is
  10/18/02. Premium received is $8,900.)                      100        (7,000)

Wolverine World Wide, Inc.
  Calls: (Strike Price is $15.00. Expiration date is
  9/20/02. Premium received is $66,824.)                      225       (63,000)
  Calls: (Strike Price is $17.50. Expiration date is
  9/20/02. Premium received is $31,749.)                      250       (30,625)

York International Corporation
  Calls: (Strike Price is $35.00. Expiration date is
  8/16/02. Premium received is $88,822.)                      225       (24,187)
  Calls: (Strike Price is $35.00. Expiration date is
  11/15/02. Premium received is $17,699.)                     100       (22,000)
                                                           ------    ----------
                                                           29,263   ($5,859,990)
                                                           ======    ==========

                         STRONG ADVISOR U.S. VALUE FUND

                                                          Shares or
                                                          Principal     Value
                                                            Amount    (Note 2)
--------------------------------------------------------------------------------
Common Stocks 97.3%
Aerospace - Defense 1.8%
General Dynamics Corporation                               17,900    $1,903,665
Lockheed Martin Corporation                                24,400     1,695,800
                                                                     ----------
                                                                      3,599,465
Auto Manufacturers - Domestic 1.8%
Ford Motor Company                                        108,400     1,734,400
General Motors Corporation                                 38,100     2,036,445
                                                                     ----------
                                                                      3,770,845
Banks - Midwest 1.1%
Provident Financial Group, Inc.                            80,000     2,320,800

--------------------------------------------------------------------------------
                   STRONG ADVISOR U.S. VALUE FUND (continued)

                                                Shares or
                                                Principal               Value
                                                  Amount               (Note 2)
--------------------------------------------------------------------------------
Banks - Money Center 7.1%
Bank of America Corporation                       49,500             $ 3,482,820
The Bank of New York Company, Inc.                67,000               2,261,250
Citigroup, Inc.                                  153,769               5,958,549
J.P. Morgan Chase & Company                       83,747               2,840,698
                                                                     -----------
                                                                      14,543,317

Banks - Northeast 0.7%
Banknorth Group, Inc.                             55,000               1,431,100

Banks - Southeast 1.7%
Compass Bancshares, Inc.                          57,700               1,938,720
First Virginia Banks, Inc.                        28,300               1,517,446
                                                                     -----------
                                                                       3,456,166

Banks - Super Regional 7.9%
Bank One Corporation                              44,606               1,716,439
FleetBoston Financial Corporation                 40,900               1,323,115
KeyCorp                                           41,600               1,135,680
Mellon Financial Corporation                      28,000                 880,040
National City Corporation                         36,500               1,213,625
Regions Financial Corporation                     46,000               1,616,900
SouthTrust Corporation                            53,800               1,405,256
U.S. Bancorp                                      92,800               2,166,880
Wachovia Corporation                              52,700               2,012,086
Wells Fargo Company                               52,500               2,628,150
                                                                     -----------
                                                                      16,098,171

Beverages - Alcoholic 0.5%
Anheuser-Busch Companies, Inc.                    20,302               1,015,100

Building Products - Wood 1.0%
Weyerhaeuser Company                              31,200               1,992,120

Chemicals - Basic 1.1%
The Dow Chemical Company                          67,400               2,317,212

Chemicals - Specialty 0.8%
Ashland, Inc.                                     40,600               1,644,300

Commercial Services - Miscellaneous 2.1%
ARAMARK Corporation Class B (b)                  173,200               4,330,000

Computer - Manufacturers 2.1%
Hewlett-Packard Company                          129,000               1,971,120
International Business Machines Corporation       33,000               2,376,000
                                                                     -----------
                                                                       4,347,120

Computer - Services 0.3%
Unisys Corporation (b)                            70,100                 630,900

Computer Software - Enterprise 0.8%
VERITAS Software Corporation (b)                  85,000               1,682,150

Diversified Operations 4.9%
3M Co.                                            15,500               1,906,500
Agilent Technologies, Inc. (b)                    66,000               1,560,900
E.I. Du Pont de Nemours & Company                 50,631               2,248,016
Honeywell International, Inc.                     45,200               1,592,396
ITT Industries, Inc.                              24,400               1,722,640
Loews Corporation                                 19,500               1,047,150
                                                                     -----------
                                                                      10,077,602

Electronics - Semiconductor
   Manufacturing 0.8%
Integrated Device Technology, Inc. (b)            85,000               1,541,900

Energy - Other 0.5%
Arch Coal, Inc.                                   45,000               1,021,950

--------------------------------------------------------------------------------
                                                Shares or
                                                Principal               Value
                                                  Amount               (Note 2)
--------------------------------------------------------------------------------
Finance - Equity REIT 0.9%
Equity Residential Properties Trust               63,015              $1,811,681

Finance - Investment Brokers 1.3%
Merrill Lynch & Company, Inc.                     63,000               2,551,500

Finance - Investment Management 0.9%
T. Rowe Price Group, Inc.                         28,000                 920,640
Waddell & Reed Financial, Inc. Class A            39,000                 893,880
                                                                      ----------
                                                                       1,814,520

Finance - Mortgage & Related Services 1.1%
Federal National Mortgage Association             29,267               2,158,441

Finance - Savings & Loan 1.5%
Charter One Financial, Inc.                       42,300               1,454,274
Washington Mutual, Inc.                           45,800               1,699,638
                                                                      ----------
                                                                       3,153,912

Financial Services - Miscellaneous 0.9%
American Express Company                          50,046               1,817,671

Food - Meat Products 2.1%
Tyson Foods, Inc. Class A                        283,000               4,389,330

Food - Miscellaneous Preparation 0.5%
General Mills, Inc.                               23,000               1,013,840

Insurance - Brokers 0.5%
Marsh & McLennan Companies, Inc.                  10,900               1,052,940

Insurance - Diversified 3.0%
American International Group, Inc.                27,386               1,868,547
Prudential Financial, Inc. (b)                   126,900               4,233,384
                                                                      ----------
                                                                       6,101,931

Insurance - Property/Casualty/Title 2.0%
The Allstate Corporation                          41,800               1,545,764
Chubb Corporation                                 16,500               1,168,200
Hartford Financial Services Group, Inc.           21,800               1,296,446
                                                                      ----------
                                                                       4,010,410

Leisure - Hotels & Motels 0.6%
Marriott International, Inc. Class A              33,500               1,274,675

Leisure - Services 0.9%
The Walt Disney Company                           95,700               1,808,730

Machinery - Construction/Mining 0.7%
Caterpillar, Inc.                                 30,100               1,473,395

Machinery - Farm 1.2%
AGCO Corporation (b)                              49,000                 955,500
Deere & Company                                   34,000               1,628,600
                                                                      ----------
                                                                       2,584,100

Media - Books 0.8%
McGraw-Hill, Inc.                                 26,600               1,588,020

Media - Cable TV 1.3%
Comcast Corporation Class A (b)                   47,000               1,101,210
Liberty Media Corporation Series A (b)           164,400               1,644,000
                                                                      ----------
                                                                       2,745,210

Media - Newspapers 1.0%
Gannett Company, Inc.                             26,200               1,988,580

Media - Periodicals 0.8%
Readers Digest Association, Inc. Class A          83,000               1,554,590

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
STRONG ADVISOR U.S. VALUE FUND (continued)

                                                   Shares or
                                                    Principal             Value
                                                      Amount            (Note 2)
--------------------------------------------------------------------------------
Media - Radio/TV 0.9%
Viacom, Inc. Class B (b)                              43,700         $ 1,938,969

Medical - Drug/Diversified 0.5%
Abbott Laboratories                                   29,459           1,109,131

Medical - Ethical Drugs 2.8%
Bristol-Myers Squibb Company                          39,000           1,002,300
Merck & Company, Inc.                                 92,000           4,658,880
                                                                     -----------
                                                                       5,661,180
Medical - Health Maintenance
   Organizations 0.7%
CIGNA Corporation                                     15,000           1,461,300

Medical - Hospitals 0.8%
HCA-The Healthcare Company                            34,100           1,619,750

Medical - Products 0.8%
Boston Scientific Corporation (b)                     57,000           1,671,240

Metal Ores - Miscellaneous 0.8%
Alcoa, Inc.                                           52,100           1,727,115

Oil & Gas - International Integrated 7.7%
ChevronTexaco Corporation                             44,300           3,920,550
Conoco, Inc.                                          48,700           1,353,860
Exxon Mobil Corporation                              256,000          10,475,520
                                                                     -----------
                                                                      15,749,930

Oil & Gas - International Specialty 1.0%
Kerr McGee Corporation                                19,000           1,017,450
Unocal Corporation                                    26,000             960,440
                                                                     -----------
                                                                       1,977,890
Oil & Gas - Refining/Marketing 0.6%
El Paso Corporation                                   56,600           1,166,526

Oil & Gas - United States Exploration &
   Production 0.9%
Occidental Petroleum Corporation                      59,700           1,790,403

Oil & Gas - United States Integrated 0.3%
Phillips Petroleum Company                             9,000             529,920

Paper & Paper Products 1.7%
International Paper Company                           39,300           1,712,694
Kimberly-Clark Corporation                            27,400           1,698,800
                                                                     -----------
                                                                       3,411,494
Pollution Control - Services 0.5%
Waste Management, Inc.                                44,000           1,146,200

Retail - Department Stores 0.7%
May Department Stores Company                         44,793           1,475,034

Retail - Drug Stores 0.6%
CVS Corporation                                       38,800           1,187,280

Retail - Major Discount Chains 0.3%
Target Corporation                                    16,000             609,600

Retail - Restaurants 2.0%
McDonald's Corporation                               141,000           4,011,450

Soap & Cleaning Preparations 1.7%
The Procter & Gamble Company                          38,000           3,393,400

Telecommunications - Cellular 1.0%
AT&T Wireless Services, Inc. (b)                     348,100           2,036,385

Telecommunications - Services 5.6%
ALLTEL Corporation                                    19,000             893,000
AT&T Corporation                                     168,000           1,797,600
BellSouth Corporation                                 67,800           2,135,700
SBC Communications, Inc.                              93,500           2,851,750
Verizon Communications, Inc.                          92,800           3,725,920
                                                                     -----------
                                                                      11,403,970
Textile - Apparel Manufacturing 1.0%
Russell Corporation                                  107,000           2,059,750

Tobacco 1.0%
Philip Morris Companies, Inc.                         46,699           2,039,812

Transportation - Air Freight 1.0%
FedEx Corporation                                     39,200           2,093,280

Transportation - Rail 0.8%
Norfolk Southern Corporation                          68,000           1,589,840

Utility - Electric Power 1.9%
Exelon Corporation                                    24,775           1,295,733
The Southern Company                                  46,100           1,263,140
TXU Corporation                                       25,200           1,299,060
                                                                     -----------
                                                                       3,857,933
Utility - Gas Distribution 0.7%
Vectren Corporation                                   56,700           1,423,170
--------------------------------------------------------------------------------
Total Common Stocks (Cost $184,156,739)                              198,855,646
--------------------------------------------------------------------------------
Short-Term Investments (a) 0.1%
Repurchase Agreements
State Street Bank (Dated 6/28/02), 1.50%,
   Due 7/01/02 (Repurchase proceeds $245,131);
   Collateralized by: United States Government &
   Agency Issues (c)                                $245,100             245,100
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $245,100)                             245,100
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $184,401,839) 97.4%            199,100,746
Other Assets and Liabilities, Net 2.6%                                 5,389,609
--------------------------------------------------------------------------------
Net Assets 100.0%                                                   $204,490,355
================================================================================
                            STRONG ADVISOR FOCUS FUND
                                                   Shares or
                                                    Principal             Value
                                                      Amount            (Note 2)
--------------------------------------------------------------------------------
Common Stocks 94.4%
Aerospace - Defense 4.4%
Lockheed Martin Corporation                           1,800             $125,100
Raytheon Company                                      2,500              101,875
                                                                        --------
                                                                         226,975

Chemicals - Specialty 1.2%
Sigma-Aldrich Corporation                             1,200               60,180
Commercial Services - Staffing 5.0%
Manpower, Inc.                                        7,000              257,250
Computer - Local Networks 2.2%
Cisco Systems, Inc. (b)                               8,000              111,600
Computer - Manufacturers 1.5%
Dell Computer Corporation (b)                         3,000               78,420

32


--------------------------------------------------------------------------------
                     STRONG ADVISOR FOCUS FUND (continued)
                                                       Shares or
                                                       Principal      Value
                                                        Amount       (Note 2)
--------------------------------------------------------------------------------
Computer Software - Desktop 5.8%
Microsoft Corporation (b)                                5,500      $ 297,660

Computer Software - Education/
   Entertainment 5.5%
Activision, Inc. (b)                                     3,000         87,180
Electronic Arts, Inc. (b)                                3,000        198,150
                                                                    ---------
                                                                      285,330

Computer Software - Financial 1.9%
Intuit, Inc. (b)                                         2,000         99,440

Electronics - Semiconductor Equipment 0.8%
KLA-Tencor Corporation (b)                               1,000         43,990

Electronics - Semiconductor
   Manufacturing 3.8%
Intel Corporation                                        2,000         36,540
International Rectifier Corporation (b)                    800         23,320
Microchip Technology, Inc. (b)                           5,000        137,150
                                                                    ---------
                                                                      197,010

Financial Services - Miscellaneous 1.1%
Concord EFS, Inc. (b)                                    1,900         57,266

Internet - E*Commerce 0.9%
eBay, Inc. (b)                                             800         49,296

Leisure - Products 3.5%
Harley-Davidson, Inc.                                    3,500        179,445

Media - Radio/TV 1.7%
Viacom, Inc. Class B (b)                                 2,000         88,740

Medical - Drug/Diversified 3.0%
Johnson & Johnson                                        3,000        156,780

Medical - Ethical Drugs 1.0%
Forest Laboratories, Inc. (b)                              700         49,560

Medical - Health Maintenance
   Organizations 3.7%
Anthem, Inc. (b)                                         1,500        101,220
UnitedHealth Group, Inc.                                 1,000         91,550
                                                                    ---------
                                                                      192,770

Medical - Hospitals 1.4%
Tenet Healthcare Corporation (b)                         1,000         71,550

Medical - Products 3.1%
Medtronic, Inc.                                          2,000         85,700
St. Jude Medical, Inc. (b)                               1,000         73,850
                                                                    ---------
                                                                      159,550

Medical - Wholesale Drugs/Sundries 2.9%
AmerisourceBergen Corporation                            2,000        152,000

Medical/Dental - Services 1.8%
Laboratory Corporation of America Holdings (b)           2,000         91,300

Oil & Gas - Drilling 1.9%
Noble Corporation (b)                                    2,500         96,500

Oil & Gas - Machinery/Equipment 2.0%
Smith International, Inc. (b)                            1,500        102,285

Retail - Apparel/Shoe 1.4%
Chicos FAS, Inc. (b)                                     2,000         72,640

Retail - Department Stores 6.1%
Kohl's Corporation (b)                                   4,500        315,360

Retail - Drug Stores 6.4%
Walgreen Company                                         8,500        328,355

Retail - Home Furnishings 6.6%
Bed Bath & Beyond, Inc. (b)                              9,000        339,660

Retail/Wholesale - Auto Parts 1.8%
AutoZone, Inc. (b)                                       1,200         92,760

Retail/Wholesale - Building Products 3.2%
Fastenal Company                                         2,000         77,020
Lowe's Companies, Inc.                                   2,000         90,800
                                                                    ---------
                                                                      167,820
Steel - Producers 8.8%
Nucor Corporation                                        7,000        455,280
--------------------------------------------------------------------------------
Total Common Stocks (Cost $4,799,816)                               4,876,772
--------------------------------------------------------------------------------
Short-Term Investments (a) 5.5%
Repurchase Agreements
ABN AMRO Inc. (Dated 6/28/02), 1.91%,
   Due 7/01/02 (Repurchase proceeds
   $100,016); Collateralized by: United States
   Government & Agency Issues (c)                     $100,000        100,000
State Street Bank (Dated 6/28/02), 1.50%,
   Due 7/01/02 (Repurchase proceeds
   $181,123); Collateralized by: United States
   Government & Agency Issues (c)                      181,100        181,100
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $281,100)                          281,100
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $5,080,916) 99.9%             5,157,872
Other Assets and Liabilities, Net 0.1%                                  7,093
--------------------------------------------------------------------------------
Net Assets 100.0%                                                  $5,164,965
================================================================================


                           STRONG ADVISOR SELECT FUND
                                                      Shares or
                                                      Principal       Value
                                                       Amount        (Note 2)
--------------------------------------------------------------------------------
Common Stocks 98.9%
Aerospace - Defense 3.3%
Alliant Techsystems, Inc. (b)                           13,660     $  871,508
General Dynamics Corporation                             9,975      1,060,841
                                                                   ----------
                                                                    1,932,349
Building - Resident/Commercial 1.9%
Centex Corporation                                      19,670      1,136,729

Chemicals - Plastics 1.6%
Eastman Chemical Company                                20,140        944,566

Commercial Services - Schools 1.9%
Education Management Corporation (b)                    27,150      1,105,820

Computer - Peripheral Equipment 1.0%
Lexmark International Group, Inc. (b)                   11,020        599,488


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                     STRONG ADVISOR SELECT FUND (continued)
                                                     Shares or
                                                     Principal      Value
                                                      Amount       (Note 2)
--------------------------------------------------------------------------------
Computer Software - Desktop 5.7%
Microsoft Corporation (b)                               62,455    $ 3,380,065

Computer Software - Education/
   Entertainment 5.9%
Electronic Arts, Inc. (b)                               52,480      3,466,304

Electrical - Control Instruments 2.0%
Parker-Hannifin Corporation                             25,220      1,205,264

Electronics - Semiconductor
   Manufacturing 9.3%
Intel Corporation                                       92,560      1,691,071
Microchip Technology, Inc. (b)                          59,980      1,645,251
National Semiconductor Corporation (b)                  19,630        572,607
Taiwan Semiconductor Manufacturing
   Company, Ltd. Sponsored ADR (b)                     123,266      1,602,458
                                                                  -----------
                                                                    5,511,387

Finance - Investment Management 1.8%
T. Rowe Price Group, Inc.                               32,090      1,055,119

Finance - Mortgage & Related Services 3.8%
Federal Home Loan Mortgage Corporation                  36,335      2,223,702

Financial Services - Miscellaneous 2.7%
Concord EFS, Inc. (b)                                   53,730      1,619,422

Food - Miscellaneous Preparation 1.3%
McCormick & Company, Inc.                               29,900        769,925

Household - Audio/Video 5.5%
Harman International Industries, Inc.                   65,450      3,223,412

Insurance - Brokers 1.5%
Willis Group Holdings, Ltd. (b)                         27,000        888,570

Leisure - Hotels & Motels 2.1%
Hilton Hotels Corporation                               90,195      1,253,711

Leisure - Movies & Related 1.8%
Regal Entertainment Group Class A (b)                   46,560      1,085,779

Leisure - Products 1.0%
Harley-Davidson, Inc.
                                                        11,890        609,600
Leisure - Services 1.0%
Royal Caribbean Cruises, Ltd.                           29,460        574,470

Media - Cable TV 3.8%
EchoStar Communications Corporation
   Class A (b)                                         119,770      2,222,931

Media - Radio/TV 0.8%
Westwood One, Inc. (b)                                  14,800        494,616

Medical - Drug/Diversified 3.3%
Johnson & Johnson                                       37,305      1,949,559

Medical - Generic Drugs 2.7%
Teva Pharmaceutical Industries, Ltd. ADR                23,230      1,551,299

Medical - Health Maintenance
   Organizations 5.2%
Anthem, Inc. (b)                                        45,435      3,065,954


Medical - Hospitals 5.4%
HCA-The Healthcare Company                              67,360      3,199,600

Medical - Instruments 4.7%
Beckman Coulter, Inc.                                   25,245      1,259,726
Steris Corporation (b)                                  78,350      1,497,269
                                                                  -----------
                                                                    2,756,995

Medical - Products 2.1%
Zimmer Holdings, Inc. (b)                               34,800      1,240,968

Oil & Gas - Drilling 3.6%
GlobalSantaFe Corporation                               51,390      1,405,517
Nabors Industries, Ltd. (b)                             20,677        726,797
                                                                  -----------
                                                                    2,132,314

Pollution Control - Services   1.8%
Stericycle, Inc. (b)                                    29,900      1,058,759

Retail - Miscellaneous/Diversified 4.3%
Hollywood Entertainment Corporation (b)                 95,255      1,969,873
Movie Gallery, Inc. (b)                                 28,075        592,944
                                                                  -----------
                                                                    2,562,817

Retail/Wholesale - Auto Parts  3.8%
AutoZone, Inc. (b)                                      28,820      2,227,786

Retail/Wholesale - Building Products 1.3%
Lowe's Companies, Inc.                                  17,155        778,837

Retail/Wholesale - Food 1.0%
Performance Food Group Company (b)                      16,890        571,895
--------------------------------------------------------------------------------
Total Common Stocks (Cost $58,901,787)                            58,400,012
--------------------------------------------------------------------------------
Short-Term Investments 1.8%
Repurchase Agreements
State Street Bank (Dated 6/28/02), 1.50%,
   Due 7/01/02 (Repurchase proceeds
   $1,064,633); Collateralized by: United States
   Government & Agency Issues (c)                  $1,064,500       1,064,500
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,064,500)                      1,064,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $59,966,287) 100.7%          59,464,512
Other Assets and Liabilities, Net (0.7%)                             (390,039)
--------------------------------------------------------------------------------
Net Assets 100.0%                                                 $59,074,473
================================================================================

                         STRONG ADVISOR TECHNOLOGY FUND

                                                       Shares or
                                                       Principal       Value
                                                        Amount       (Note 2)
--------------------------------------------------------------------------------
Common Stocks 94.1%
Aerospace - Defense Equipment 2.7%
Rockwell Collins, Inc.                                   1,800        $49,356

Commercial Services - Security/Safety 3.3%
Mine Safety Appliances Company                           1,500         60,000

Computer - Graphics 2.8%
Magma Design Automation (b)                              1,700         28,560
Nassda Corporation (b)                                   1,900         23,503
                                                                      -------
                                                                       52,063

Computer - Integrated Systems 3.3%
National Instruments Corporation (b)                     1,900         61,864

--------------------------------------------------------------------------------
                     STRONG ADVISOR TECHNOLOGY FUND (CONTINUED)

                                                       Shares or
                                                       Principal              Value
                                                         Amount              (Note 2)
--------------------------------------------------------------------------------------
Computer - Local Networks 1.9%
Brocade Communications Systems, Inc. (b)                 2,000               $34,960

Computer - Manufacturers 3.0%
Dell Computer Corporation (b)                            2,100                54,894

Computer - Memory Devices 2.2%
Maxtor Corporation (b)                                   9,000                40,680

Computer Software - Desktop 3.8%
Borland Software Corporation (b)                         2,500                25,750
Microsoft Corporation (b)                                  800                43,296
                                                                           ---------
                                                                              69,046

Computer Software - Enterprise 11.1%
Business Objects SA Sponsored ADR (b)                    1,700                47,770
Interactive Intelligence, Inc. (b)                       4,500                15,165
Lawson Software, Inc. (b)                                1,900                10,963
Micromuse, Inc. (b)                                      2,500                11,125
Quest Software, Inc. (b)                                 2,000                29,060
Rational Software Corporation (b)                        2,400                19,704
SERENA Software, Inc. (b)                                2,300                31,504
Siebel Systems, Inc. (b)                                 1,250                17,775
TIBCO Software, Inc. (b)                                 3,800                21,128
                                                                           ---------
                                                                             204,194

Electronics - Measuring Instruments 2.1%
Itron, Inc. (b)                                          1,500                39,345

Electronics - Scientific Instruments 4.0%
FEI Company (b)                                          1,500                36,765
Photon Dynamics, Inc. (b)                                1,200                36,000
                                                                           ---------
                                                                              72,765

Electronics - Semiconductor Equipment 9.2%
DuPont Photomasks, Inc. (b)                              1,450                47,096
KLA-Tencor Corporation (b)                               2,050                90,179
LogicVision, Inc. (b)                                    2,000                10,700
Numerical Technologies, Inc. (b)                         2,500                 9,987
Therma-Wave, Inc. (b)                                    1,000                11,390
                                                                           ---------
                                                                             169,352

Electronics - Semiconductor Manufacturing 13.6%
ARM Holdings PLC Sponsored ADR (b)                       4,000                26,080
Cree, Inc. (b)                                           2,500                33,075
Intel Corporation                                        1,200                21,924
Linear Technology Corporation                            3,050                95,862
Marvell Technology Group, Ltd. (b)                       1,000                19,890
Micron Technology, Inc. (b)                              2,000                40,440
Xilinx, Inc. (b)                                           600                13,458
                                                                           ---------
                                                                             250,729

Electronics Products - Miscellaneous 0.3%
DDi Corp. (b)                                            5,100                 5,095

Financial Services - Miscellaneous 1.6%
Certegy, Inc. (b)                                          800                29,688

Healthcare - Biomedical/Genetic 1.4%
Affymetrix, Inc. (b)                                     1,100                26,389

Internet - E*Commerce 3.3%
eBay, Inc. (b)                                           1,000                61,620

Internet - Network Security/Solutions 3.0%
F5 Networks, Inc. (b)                                    2,100                20,538
Netscreen Technologies, Inc. (b)                         1,600                14,688
SonicWALL, Inc. (b)                                      4,000                20,080
                                                                           ---------
                                                                              55,306

Internet - Software 4.5%
BEA Systems, Inc. (b)                                    3,900                36,699
Retek, Inc. (b)                                          1,900                46,170
                                                                           ---------
                                                                              82,869

Medical - Biomedical/Genetics 2.4%
Diversa Corporation (b)                                  2,200                21,890
Invitrogen Corporation (b)                                 700                22,407
                                                                           ---------
                                                                              44,297

Medical - Products 4.4%
Guidant Corporation (b)                                  1,500                45,345
Zimmer Holdings, Inc. (b)                                1,000                35,660
                                                                           ---------
                                                                              81,005

Oil & Gas - Field Services 1.6%
Core Laboratories NV (b)                                 2,500                30,050

Telecommunications - Equipment 8.6%
Catapult Communications Corporation Class A (b)          1,500                32,807
Nokia Corporation Sponsored ADR                          2,500                36,200
Qualcomm, Inc. (b)                                       2,100                57,729
Trimble Navigation, Ltd. (b)                             2,000                31,000
                                                                           ---------
                                                                             157,736
------------------------------------------------------------------------------------
Total Common Stocks (Cost $2,389,093)                                      1,733,303
------------------------------------------------------------------------------------
Short-Term Investments (a) 5.4%
Repurchase Agreements
State Street Bank (Dated 6/28/02), 1.50%,
   Due 7/01/02 (Repurchase proceeds $99,212);
   Collateralized by: United States Government &
   Agency Issues (c)                                   $99,200                99,200
------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $99,200)                                   99,200
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Total Investments in Securities (Cost $2,488,293) 99.5%                    1,832,503
Other Assets and Liabilities, Net 0.5%                                         8,874
------------------------------------------------------------------------------------
Net Assets 100.0%                                                         $1,841,377
====================================================================================


                 STRONG ADVISOR ENDEAVOR LARGE CAP FUND

                                                      Shares or
                                                      Principal              Value
                                                        Amount              (Note 2)
------------------------------------------------------------------------------------
Common Stocks 91.6%
Aerospace - Defense 3.3%
Alliant Techsystems, Inc. (b)                            2,300              $146,740
General Dynamics Corporation                             4,255               452,519
Raytheon Company                                         8,820               359,415
                                                                           ---------
                                                                             958,674

Aerospace - Defense Equipment 0.8%
Rockwell Collins, Inc.                                   8,500               233,070

Beverages - Alcoholic 0.4%
Anheuser-Busch Companies, Inc.                           2,410               120,500

Beverages - Soft Drinks 3.2%
The Coca-Cola Company                                   11,969               670,264
Coca-Cola Enterprises, Inc.                             11,450               252,816
                                                                           ---------
                                                                             923,080

Building - Construction Products/
   Miscellaneous 0.8%
Masco Corporation                                        8,020               217,422

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

               STRONG ADVISOR ENDEAVOR LARGE CAP FUND (continued)

                                                    Shares or
                                                    Principal           Value
                                                     Amount            (Note 2)
--------------------------------------------------------------------------------
Building - Resident/Commercial 1.9%
Centex Corporation                                    6,445          $  372,456
KB HOME                                               3,470             178,740
                                                                     ----------
                                                                        551,196

Building Products - Wood 1.3%
Weyerhaeuser Company                                  5,710             364,583

Chemicals - Basic 1.6%
The Dow Chemical Company                             13,675             470,146

Chemicals - Plastics 0.6%
Eastman Chemical Company                              3,840             180,096

Commercial Services - Miscellaneous 0.5%
ChoicePoint, Inc. (b)                                 3,070             139,593

Computer - Peripheral Equipment 0.5%
Lexmark International Group, Inc. (b)                 2,760             150,144

Computer Software - Desktop 5.2%
Microsoft Corporation (b)                            27,935           1,511,842

Computer Software - Education/
  Entertainment 2.1%
Electronic Arts, Inc. (b)                             9,170             605,679

Cosmetics - Personal Care 0.5%
Estee Lauder Companies, Inc. Class A                  4,310             151,712

Diversified Operations 0.8%
Diageo PLC Sponsored ADR                              4,335             223,903

Electrical - Control Instruments 0.8%
Parker-Hannifin Corporation                           4,765             227,719

Electronics - Semiconductor Equipment 1.7%
Applied Materials, Inc. (b)                          26,070             495,851

Electronics - Semiconductor
  Manufacturing 11.2%
Intel Corporation                                    28,776             525,738
Maxim Integrated Products, Inc. (b)                  12,295             471,267
Microchip Technology, Inc. (b)                       18,385             504,301
National Semiconductor Corporation (b)               19,595             571,586
Taiwan Semiconductor Manufacturing Company,
  Ltd. Sponsored ADR (b)                            36,366              472,758
Texas Instruments, Inc.                              20,883             494,927
Xilinx, Inc. (b)                                      9,850             220,935
                                                                     ----------
                                                                      3,261,512

Financial Services - Miscellaneous 3.0%
American Express Company                              7,785             282,751
Concord EFS, Inc. (b)                                19,360             583,510
                                                                     ----------
                                                                        866,261

Food - Miscellaneous Preparation 1.2%
PepsiCo, Inc.                                         7,299             351,812

Household - Audio/Video 3.6%
Harman International Industries, Inc.                14,970             737,273
Sony Corporation Sponsored ADR                        5,970             317,007
                                                                     ----------
                                                                      1,054,280

Insurance - Accident & Health 0.5%
AFLAC, Inc.                                           4,720             151,040

Insurance - Brokers 1.0%
Arthur J. Gallagher & Company                         8,130             281,704

Insurance - Property/Casualty/Title 0.8%
The Allstate Corporation                              6,190             228,906

Internet - Internet Service
  Provider/Content 1.4%
Yahoo! Inc. (b)                                      26,940             397,634

Internet - Software 1.7%
Retek, Inc. (b)                                      20,635             501,431

Leisure - Gaming 0.8%
Harrah's Entertainment, Inc. (b)                      4,930             218,646

Leisure - Hotels & Motels 0.8%
Hilton Hotels Corporation                            16,895             234,841

Leisure - Products 1.0%
Harley-Davidson, Inc.                                 5,890             301,980

Leisure - Services 0.9%
Royal Caribbean Cruises, Ltd.                        13,950             272,025

Machinery - Construction/Mining 1.7%
Caterpillar, Inc.                                     7,570             370,552
Terex Corporation (b)                                 5,675             127,631
                                                                     ----------
                                                                        498,183

Media - Cable TV 0.7%
EchoStar Communications Corporation Class A (b)      11,455             212,605

Media - Radio/TV 1.3%
Viacom, Inc. Class B (b)                              7,235             321,017
Westwood One, Inc. (b)                                2,120              70,850
                                                                     ----------
                                                                        391,867

Medical - Drug/Diversified 2.9%
Johnson & Johnson                                    15,909             831,404

Medical - Ethical Drugs 0.9%
Pharmacia Corporation                                 7,182             268,966

Medical - Generic Drugs 1.4%
Teva Pharmaceutical Industries, Ltd. ADR              6,030             402,683

Medical - Health Maintenance
  Organizations 2.0%
Anthem, Inc. (b)                                      8,545             576,617

Medical - Hospitals 4.3%
HCA-The Healthcare Company                           18,675             887,063
Triad Hospitals, Inc. (b)                             8,576             363,451
                                                                     ----------
                                                                      1,250,514

Medical - Products 2.1%
St. Jude Medical, Inc. (b)                            1,810             133,669
Zimmer Holdings, Inc. (b)                            13,140             468,572
                                                                     ----------
                                                                        602,241

                                                              Shares or
                                                              Principal         Value
                                                               Amount          (Note 2)
----------------------------------------------------------------------------------------
Metal Ores - Gold/Silver 0.9%
Newmont Mining Corporation Holding
   Company                                                     10,470       $   275,675

Metal Processing & Fabrication 0.5%
Shaw Group, Inc. (b)                                            5,060           155,342

Oil & Gas - International Integrated 0.8%
Murphy Oil Corporation                                          2,770           228,525

Oil & Gas - Machinery/Equipment 0.9%
Weatherford International, Ltd.(b)                              6,255           270,216

Oil & Gas - United States Exploration &
   Production 1.5%
Ocean Energy, Inc.                                             19,735           427,657

Pollution Control - Services 0.5%
Stericycle, Inc. (b)                                            4,440           157,220

Retail - Department Stores 3.0%
Kohl's Corporation (b)                                          8,560           599,885
Sears, Roebuck & Company                                        4,910           266,613
                                                                            -----------
                                                                                866,498

Retail - Home Furnishings  1.2%
Pier 1 Imports, Inc.                                            9,600           201,600
Williams-Sonoma, Inc. (b)                                       4,960           152,074
                                                                            -----------
                                                                                353,674

Retail - Miscellaneous/Diversified 1.6%
Hollywood Entertainment Corporation (b)                        22,705           469,539

Retail - Restaurants 2.4%
McDonald's Corporation                                         10,250           291,613
Starbucks Corporation (b)                                      15,975           396,979
                                                                            -----------
                                                                                688,592

Retail/Wholesale - Auto Parts 1.2%
AutoZone, Inc. (b)                                              4,655           359,832

Retail/Wholesale - Building Products 0.5%
Lowe's Companies, Inc.                                          3,455           156,857

Steel - Producers 0.8%
Nucor Corporation                                               3,770           245,201

Telecommunications - Equipment 1.7%
Motorola, Inc.                                                 33,785           487,180

Tobacco 2.4%
Philip Morris Companies, Inc.                                  15,940           696,259

Transportation - Air Freight 0.5%
FedEx Corporation                                               2,610           139,374
---------------------------------------------------------------------------------------
Total Common Stocks (Cost $27,815,110)                                       26,660,003
---------------------------------------------------------------------------------------
Short-Term Investments (a) 8.1%
Repurchase Agreements
ABN AMRO Inc.(Dated 6/28/02),
   1.91%, Due 7/01/02 (Repurchase
   Proceeds $2,100,334); Collateralized by:
   United States Government & Agency Issues (c)             2,100,000         2,100,000
State Street Bank (Dated 6/28/02),
   1.50%, Due 7/01/02 (Repurchase
   proceeds $264,333); Collateralized by:
   United States Government & Agency Issues (c)               264,300           264,300
---------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $2,364,300)                                2,364,300
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Total Investments In Securities  (Cost $30,179,410) 99.7%                    29,024,303
Other Assets and Liabilities, Net 0.3%                                           91,383
---------------------------------------------------------------------------------------
Net Assets 100.0%                                                           $29,115,686
=======================================================================================

                 STRONG ADVISOR INTERNATIONAL CORE FUND

                                                              Shares or
                                                              Principal         Value
                                                               Amount          (Note 2)
---------------------------------------------------------------------------------------
Common Stocks 82.6%
Australia 1.7%
BHP Billiton Ltd.                                                 600            $3,481
Foster's Group, Ltd.                                            1,200             3,191
                                                                                -------
                                                                                  6,672

Belgium 2.6%
Fortis                                                            200             4,297
Interbrew                                                         200             5,762
                                                                                -------
                                                                                 10,059

Brazil 0.7%
Companhia Vale do Rio Doce Sponsored ADR (b)                      100             2,767

Canada 2.8%
Encana Corporation                                                200             6,033
TransCanada PipeLines, Ltd.                                       300             4,579
                                                                                -------
                                                                                 10,612

Denmark 1.0%
Danske Bank A/S                                                   200             3,698

France 10.5%
Accor SA                                                          100             4,070
BNP Paribas SA (b)                                                100             5,550
Groupe Danone Sponsored ADR                                       300             8,241
Suez SA                                                           200             5,352
Thales SA                                                         200             8,523
TotalFinaElf SA Sponsored ADR                                     100             8,090
                                                                                -------
                                                                                 39,826

Germany 6.4%
Adidas-Salomon AG                                                 100             8,226
Allianz AG Sponsored ADR                                          200             3,980
E.On AG                                                           100             5,848
Schering AG                                                       100             6,279
                                                                                -------
                                                                                 24,333

Hong Kong 3.7%
China Mobile, Ltd. Sponsored ADR (b)                              300             4,386
HSBC Holdings PLC                                                 200             2,295
Hutchison Whampoa, Ltd.                                           500             3,734
Swire Pacific, Ltd. `A Shares'                                    700             3,581
                                                                                -------
                                                                                 13,996

Ireland 0.9%
Ryanair Holdings PLC ADR                                          100             3,487

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
       STRONG ADVISOR INTERNATIONAL CORE FUND (continued)

                                                           Shares or
                                                           Principal      Value
                                                            Amount      (Note 2)
--------------------------------------------------------------------------------
Italy 4.3%
Credito Italiano SA                                           800        $ 3,631
ENI Spa                                                       500          7,998
Parmalat Finanziaria Spa                                    1,500          4,594
                                                                         -------
                                                                          16,223
Japan 17.2%
Asahi Breweries, Ltd.                                         400          3,357
Canon, Inc. ADR                                               200          7,566
East Japan Railway Company                                      1          4,695
Hitachi, Ltd.                                                 500          3,243
Honda Motor Company, Ltd.                                     100          4,067
iShares, Inc. MSCI Japan Index Fund                         2,000         16,860
Mitsubishi Heavy Industries, Ltd.                           1,000          3,038
NTT DoCoMo, Inc. Sponsored ADR                                250          6,160
Sony Corporation                                              100          5,297
Tokyo Gas Company, Ltd.                                     1,000          2,787
Toppan Printing Company, Ltd.                                 300          3,128
Toyota Motor Corporation                                      200          5,322
                                                                         -------
                                                                          65,520
Mexico 2.3%
Telefonos de Mexico SA ADR Series L                           100          3,208
Wal-Mart de Mexico SA de CV                                 2,000          5,606
                                                                         -------
                                                                           8,814
Netherlands 3.1%
Royal Dutch Petroleum Company                                 100          5,527
STMicroelectronics NV                                         100          2,503
Wolters Kluwer NV                                             200          3,810
                                                                         -------
                                                                          11,840

South Korea 2.4%
KT Corporation Sponsored ADR                                  200          4,330
Kookmin Bank Sponsored ADR                                    100          4,915
                                                                         -------
                                                                           9,245
Spain 2.6%
ACS, Actividades de Construccion y Servicios SA               100          3,231
Banco Santander Central Hispano SA                            500          3,984
Telefonica SA Sponsored ADR (b)                               104          2,584
                                                                         -------
                                                                           9,799
Sweden 2.2%
Autoliv, Inc.                                                 300          7,338
Ericsson (LM) Telephone Company ADR `B Shares' (b)            800          1,152
                                                                         -------
                                                                           8,490

Switzerland 4.7%
Julius Baer Holding, Ltd.                                      15          4,329
Nestle SA                                                      40          9,370
Novartis AG Sponsored ADR                                     100          4,383
                                                                         -------
                                                                          18,082
Taiwan 0.8%
ASE Test, Ltd. (b)                                            300          2,910

United Kingdom 12.7%
Amvescap PLC                                                  300          2,455
Anglo American PLC                                            200          3,341
BAE Systems PLC                                               700          3,590
BP PLC Sponsored ADR                                          100          5,049
Boots Company PLC                                             700          6,972
Compass Group PLC                                             600          3,656
Diageo PLC                                                    500          6,523
GlaxoSmithKline PLC Sponsored ADR                             100          4,314
Lloyds TSB Group PLC                                          300          2,999
Royal Bank of Scotland PLC                                    200          5,696
Tesco PLC                                                   1,000          3,652
                                                                         -------
                                                                          48,247
--------------------------------------------------------------------------------
Total Common Stocks (Cost $306,414)                                      314,620
--------------------------------------------------------------------------------
Short-Term Investments (a) 11.9%
Repurchase Agreements
State Street Bank (Dated 6/28/02), 1.50%, Due
  7/01/02 (Repurchase proceeds $45,307);
  Collateralized by: United States Government &
  Agency Issues (c)                                       $45,300         45,300
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $45,300)                               45,300
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments In Securities (Cost $351,714) 94.5%                    359,920
Other Assets and Liabilities, Net 5.5%                                    21,113
--------------------------------------------------------------------------------
Net Assets 100.0%                                                       $381,033
================================================================================

                     STRONG ADVISOR U.S. MID CAP GROWTH FUND

                                                           Shares or
                                                           Principal      Value
                                                            Amount      (Note 2)
--------------------------------------------------------------------------------
Common Stocks 93.7%
Commercial Services - Miscellaneous 5.0%
Corporate Executive Board Company (b)                         290        $ 9,933
FTI Consulting, Inc. (b)                                      330         11,553
Interactive Data Corporation (b)                              270          3,931
                                                                         -------
                                                                          25,417
Commercial Services - Schools 7.0%
Career Education Corporation (b)                              246         11,070
Corinthian Colleges, Inc. (b)                                 580         19,656
Education Management Corporation (b)                          120          4,888
                                                                         -------
                                                                          35,614
Commercial Services - Staffing 2.0%
AMN Healthcare Services, Inc. (b)                             290         10,153

Computer - Local Networks 0.9%
QLogic Corporation (b)                                        120          4,572

Computer - Services 1.5%
CACI International, Inc. Class A (b)                          200          7,638

Computer Software - Education/
   Entertainment 5.7%
THQ, Inc. (b)                                                 485         14,463
Take-Two Interactive Software, Inc. (b)                       710         14,619
                                                                         -------
                                                                          29,082
Electronics - Semiconductor Equipment 7.8%
Asyst Technologies, Inc. (b)                                  300          6,105
Brooks-PRI Automation, Inc. (b)                               200          5,112
Cabot Microelectronics Corporation (b)                        220          9,495
KLA-Tencor Corporation (b)                                    195          8,578
MKS Instruments, Inc. (b)                                     160          3,211
Rudolph Technologies, Inc. (b)                                290          7,230
                                                                         -------
                                                                          39,731
Electronics - Semiconductor
   Manufacturing 2.8%
Microchip Technology, Inc. (b)                                510         13,989

Financial Services - Miscellaneous 5.3%
The Bisys Group, Inc. (b)                                     360         11,988
Investors Financial Services Corporation                      440         14,758
                                                                        --------
                                                                          26,746
Healthcare - Biomedical/Genetic 0.9%
Transkaryotic Therapies, Inc. (b)                             130          4,686

--------------------------------------------------------------------------------
               STRONG ADVISOR U.S. MID CAP GROWTH FUND (continued)

                                                           Shares or
                                                           Principal      Value
                                                            Amount      (Note 2)
--------------------------------------------------------------------------------
Insurance - Property/Casualty/Title 1.1%
Everest Re Group, Ltd.                                        100        $ 5,595

Internet - E*Commerce 11.2%
Expedia, Inc. (b)                                             250         14,823
FreeMarkets, Inc. (b)                                         375          5,299
Hotels.com Class A (b)                                        335         14,147
PayPal, Inc. (b)                                              340          6,868
University of Phoenix Online (b)                              530         15,699
                                                                         -------
                                                                          56,835
Internet - Internet Service
   Provider/Content 2.1%
Overture Services, Inc. (b)                                   430         10,741

Internet - Network Security/Solutions 1.3%
WebEx Communications, Inc. (b)                                430          6,837

Internet - Software 2.3%
Retek, Inc. (b)                                               285          6,925
Websense, Inc. (b)                                            180          4,603
                                                                         -------
                                                                          11,528

Leisure - Products 1.6%
Nautilus Group, Inc. (b)                                      260          7,956

Medical - Biomedical/Genetics 1.9%
Cephalon, Inc. (b)                                            210          9,492

Medical - Generic Drugs 1.2%
American Pharmaceutical Partners, Inc. (b)                    510          6,304

Medical - Health Maintenance
   Organizations 0.9%
Mid Atlantic Medical Services, Inc. (b)                       140          4,389

Medical - Hospitals 0.9%
Province Healthcare Company (b)                               200          4,472

Medical - Instruments 2.3%
Therasense, Inc. (b)                                          425          7,837
Urologix, Inc. (b)                                            300          3,837
                                                                         -------
                                                                          11,674

Medical - Nursing Homes 1.1%
Odyssey Healthcare, Inc. (b)                                  160          5,760

Medical - Products 3.0%
Advanced Neuromodulation Systems, Inc. (b)                    160          4,880
SurModics, Inc. (b)                                           140          3,639
Wright Medical Group, Inc. (b)                                340          6,854
                                                                         -------
                                                                          15,373

Retail - Apparel/Shoe 5.3%
Aeropostale, Inc. (b)                                         220          6,021
Chicos FAS, Inc. (b)                                          270          9,806
Hot Topic, Inc. (b)                                           420         11,218
                                                                         -------
                                                                          27,045

Retail - Discount & Variety 3.3%
Fred's, Inc.                                                  310         11,402
99 Cents Only Stores (b)                                      200          5,130
                                                                         -------
                                                                          16,532
Retail - Miscellaneous/Diversified 1.3%
A.C. Moore Arts & Crafts, Inc. (b)                            140          6,580

Retail - Restaurants 10.0%
Buca, Inc. (b)                                                500          9,525
P.F. Chang's China Bistro, Inc.  (b)                          470         14,767
The Cheesecake Factory, Inc. (b)                              340         12,063
Krispy Kreme Doughnuts, Inc.     (b)                          130          4,185
Panera Bread Company Class A (b)                              300         10,425
                                                                        --------
                                                                          50,965

Retail/Wholesale - Auto Parts    1.0%
O'Reilly Automotive, Inc. (b)                                 180          4,961

Transportation - Truck 3.0%
Knight Transportation, Inc. (b)                               655         15,189
--------------------------------------------------------------------------------
Total Common Stocks (Cost $515,996)                                      475,857
--------------------------------------------------------------------------------
Short-Term Investments (a) 6.4%
Repurchase Agreements
State Street Bank (Dated 6/28/02),1.50%,
  Due 7/01/02 (Repurchase proceeds
  $32,504); Collateralized by:
  United States Government &
  Agency Issues (c)                                       $32,500         32,500
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $32,500)                               32,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments In Securities (Cost $548,496) 100.1%                   508,357
Other Assets and Liabilities, Net (0.1%)                                    (701)
--------------------------------------------------------------------------------
Net Assets 100.0%                                                       $507,656
================================================================================

LEGEND
--------------------------------------------------------------------------------
 (a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
 (b) Non-income producing security.
 (c) See Note 2(I) of Notes to Financial Statements.
 (d) Affiliated Issuer (See Note 7 of Notes to Financial Statements.)
 (e) All or a portion of these securities are held in conjunction with open written option contracts.


Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.
                                                                              39

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

                                                                                (In Thousands)

                                                                Strong Advisor  Strong Advisor  Strong Advisor
                                                                 Common Stock      Mid Cap         Small Cap
                                                                     Fund        Growth Fund      Value Fund
                                                                --------------  --------------  ---------------
Assets:
  Investments in Securities, at Value (Note 2M)
     Unaffiliated Issuers (Cost of $1,397,504, $102,714
       and $968,193, respectively)                                $1,437,171      $ 97,931        $1,090,657
     Affiliated Issuers (Cost of $206,934, $0 and $136,807,
       respectively)                                                 220,642            --           145,202
  Receivable for Securities Sold                                       4,291           933             1,119
  Receivable for Fund Shares Sold                                        685            16             4,028
  Dividends and Interest Receivable                                      918            20               385
  Collateral for Securities on Loan                                  119,193            --                --
  Other Assets                                                           167            24               480
                                                                  ----------      ---------       ----------
  Total Assets                                                     1,783,067        98,924         1,241,871

Liabilities:
  Payable for Securities Purchased                                     7,936           702             2,342
   Written Options, at Value
    (Premiums Received of $0, $0 and $7,328,respectively)                 --            --             5,860
   Payable for Fund Shares Redeemed                                    2,410            28               846
   Payable Upon Return of Securities Loaned                          119,193            --                --
   Accrued Operating Expenses and Other Liabilities                      410            66               302
                                                                  ----------      --------        ----------
   Total Liabilities                                                 129,949           796             9,350
                                                                  ----------      --------        ----------
Net Assets                                                        $1,653,118      $ 98,128        $1,232,521
                                                                  ==========      ========        ==========
Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                   $1,723,287      $212,288        $1,069,786
  Accumulated Net Investment Income (Loss)                            (3,217)         (861)            5,566
  Accumulated Net Realized Gain (Loss)                              (120,330)     (108,516)           24,842
  Net Unrealized Appreciation (Depreciation)                          53,378        (4,783)          132,327
                                                                  ----------      --------        ----------
  Net Assets                                                      $1,653,118      $ 98,128        $1,232,521
                                                                  ==========      ========        ==========

                       See Notes to Financial Statements.
40

--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

                                              Strong Advisor     Strong Advisor     Strong Advisor
                                              Common Stock           Mid Cap           Small Cap
                                                 Fund              Growth Fund        Value Fund
                                              ---------------    --------------      -------------
Class A ($ and shares in full)
  Net Assets                                    $43,106,893         $6,865,826        $327,376,190
  Capital Shares Outstanding
   (Unlimited Number Authorized)                  2,503,430            650,068          15,064,072
  Net Asset Value Per Share                          $17.22             $10.56              $21.73
                                                     ======             ======              ======
  Public Offering Price Per Share
  ($17.22 divided by .9425, $10.56 divided
   by .9425, and $21.73 divided by .9425,
   respectively)                                     $18.27             $11.20              $23.06
                                                     ======             ======              ======
Class B ($ and shares in full)
  Net Assets                                    $22,463,121         $2,749,926         $75,151,900
  Capital Shares Outstanding
   (Unlimited Number Authorized)                  1,315,382            262,727           3,491,770
  Net Asset Value Per Share                          $17.08             $10.47              $21.52
                                                     ======             ======              ======
Class C ($ and shares in full)
   Net Assets                                   $22,968,579         $1,134,346         $92,519,277
   Capital Shares Outstanding
    (Unlimited Number Authorized)                 1,344,913            108,402           4,294,052
   Net Asset Value Per Share                         $17.08             $10.46              $21.55
                                                     ======             ======              ======
Class Z ($ and shares in full)
   Net Assets                                $1,564,579,420        $87,378,384        $737,473,413
   Capital Shares Outstanding
    (Unlimited Number Authorized)                90,402,184          8,265,485          33,836,159
   Net Asset Value Per Share                         $17.31             $10.57              $21.80
                                                     ======             ======              ======

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

                                                                 (In Thousands)

                                                                 Strong Advisor
                                                                U.S. Value Fund
                                                                ---------------
Assets:
  Investments in Securities, at Value (Cost of $184,402)            $199,101
  Receivable for Securities Sold                                       5,261
  Receivable for Fund Shares Sold                                          1
  Dividends and Interest Receivable                                      326
  Other Assets                                                            45
                                                                    --------
  Total Assets                                                       204,734

Liabilities:
  Payable for Fund Shares Redeemed                                        59
  Accrued Operating Expenses and Other Liabilities                       185
                                                                    --------
  Total Liabilities                                                      244
                                                                    --------
Net Assets                                                          $204,490
                                                                    ========
Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                     $195,585
  Undistributed Net Investment Income                                     16
  Accumulated Net Realized Loss                                       (5,810)
  Net Unrealized Appreciation                                         14,699
                                                                    --------
  Net Assets                                                        $204,490
                                                                    ========

                       See Notes to Financial Statements.
42

--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

                                                                 Strong Advisor
                                                                U.S. Value Fund
                                                                ---------------
Class A ($ and shares in full)
   Net Assets                                                      $5,527,857
   Capital Shares Outstanding (Unlimited Number Authorized)           355,892
   Net Asset Value Per Share                                           $15.53
                                                                       ======
   Public Offering Price Per Share
   ($15.53 divided by .9425)                                           $16.48
                                                                       ======
Class B ($ and shares in full)
   Net Assets                                                      $2,735,343
   Capital Shares Outstanding (Unlimited Number Authorized)           176,887
   Net Asset Value Per Share                                           $15.46
                                                                       ======
Class C ($ and shares in full)
   Net Assets                                                      $1,106,577
   Capital Shares Outstanding (Unlimited Number Authorized)            71,494
   Net Asset Value Per Share                                           $15.48
                                                                       ======
Class K ($ and shares in full)
   Net Assets                                                         $94,349
   Capital Shares Outstanding (Unlimited Number Authorized)             6,050
   Net Asset Value Per Share                                           $15.59
                                                                       ======
  Class Z ($ and shares in full)
   Net Assets                                                    $195,026,229
   Capital Shares Outstanding (Unlimited Number Authorized)        12,547,274
   Net Asset Value Per Share                                           $15.54
                                                                       ======

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

                                                           (In Thousands, Except as Noted)

                                                                                      Strong Advisor
                                            Strong Advisor        Strong Advisor        Technology
                                              Focus Fund           Select Fund             Fund
                                            --------------        --------------      ---------------
Assets:
   Investments in Securities, at Value
      (Cost of $5,081, $59,966 and
      $2,488,respectively)                        $5,158               $59,465             $1,833
   Receivable for Securities Sold                     --                   810                 17
   Dividends and Interest Receivable                   1                    19                 --
   Other Assets                                       13                    18                  1
                                                  ------               -------             ------
   Total Assets                                    5,172                60,312              1,851

Liabilities:
   Payable for Securities Purchased                   --                 1,121                  2
   Payable for Fund Shares Redeemed                   --                    95                 --
   Accrued Operating Expenses and
     Other Liabilities                                 7                    22                  8
                                                  ------               -------             ------
   Total Liabilities                                   7                 1,238                 10
                                                  ------               -------             ------
Net Assets                                        $5,165               $59,074             $1,841
                                                  ======               =======             ======

Net Assets Consist of:
   Capital Stock (Par Value and
      Paid-in Capital)                            $9,249               $69,310             $3,272
   Accumulated Net Investment Loss                   (56)                 (316)               (28)
   Accumulated Net Realized Loss                  (4,105)               (9,418)              (747)
   Net Unrealized Appreciation
      (Depreciation)                                  77                  (502)              (656)
                                                  ------               -------             ------
   Net Assets                                     $5,165               $59,074             $1,841
                                                  ======               =======             ======

Class A ($ and shares in full)
   Net Assets                                 $3,078,793           $58,458,966         $1,324,337
   Capital Shares Outstanding                    551,526             8,778,521            267,169
      (Unlimited Number Authorized)
   Net Asset Value Per Share                       $5.58                 $6.66              $4.96
                                                   =====                 =====              =====

   Public Offering Price Per Share
   ($5.58 divided by .9425, $6.66 divided by
   .9425 and $4.96 divided  by .9425,
   respectively)                                   $5.92                 $7.07              $5.26
                                                   =====                 =====              =====

Class B ($ and shares in full)
   Net Assets                                 $1,605,079              $403,918           $175,884
   Capital Shares Outstanding
      (Unlimited Number Authorized)              291,137                61,245             35,960
   Net Asset Value Per Share                       $5.51                 $6.60              $4.89
                                                   =====                 =====              =====

Class C ($ and shares in full)
   Net Assets                                   $481,094              $211,589           $341,156
   Capital Shares Outstanding                     87,295                32,100             69,899
   (Unlimited Number Authorized)
   Net Asset Value Per Share                       $5.51                 $6.59              $4.88
                                                   =====                 =====              =====

                         See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

                                                                                   (In Thousands, Except as Noted)

                                                                    Strong Advisor         Strong Advisor         Strong Advisor
                                                                    Endeavor Large         International           U.S. Mid Cap
                                                                       Cap Fund              Core Fund             Growth Fund
                                                                    --------------         --------------         --------------
                                                                      (Note 1)                (Note 1)                (Note 1)

Assets:
   Investments in Securities, at Value
      (Including Repurchase Agreements of $2,364, $45
      and $33, respectively)
      (Cost of $30,179, $352 and $548, respectively)                       $29,024                 $360                  $508
   Receivable for Securities and Forward Foreign Currency
       Contracts Sold                                                          745                    1                    --
   Dividends and Interest Receivable                                            27                    2                    --
   Other Assets                                                                 41                   23                    35
                                                                           -------                 ----                  ----
   Total Assets                                                             29,837                  386                   543

Liabilities:
   Payable for Securities and Forward Foreign Currency
      Contracts Purchased                                                      651                    5                     3
   Accrued Operating Expenses and Other Liabilities                             70                   --                    32
                                                                           -------                 ----                  ----
   Total Liabilities                                                           721                    5                    35
                                                                           -------                 ----                  ----
Net Assets                                                                 $29,116                 $381                  $508
                                                                           =======                 ====                  ====

Net Assets Consist of:
   Capital Stock (Par Value and Paid-in Capital)                           $35,455                 $379                  $588
   Accumulated Net Investment Loss                                            (189)                  --                    (3)
   Accumulated Net Realized Loss                                            (4,995)                  (6)                  (37)
   Net Unrealized Appreciation (Depreciation)                               (1,155)                   8                   (40)
                                                                           =======                 ====                  ====
   Net Assets                                                              $29,116                 $381                  $508
                                                                           =======                 ====                  ====

Class A ($ and shares in full)
   Net Assets                                                          $28,826,425             $101,156              $173,703
   Capital Shares Outstanding (Unlimited Number Authorized)              3,342,104               10,000                20,189
   Net Asset Value Per Share                                                 $8.63               $10.12                 $8.60
                                                                             =====               ======                 =====

   Public Offering Price Per Share
   ($8.63 divided by .9425, $10.12 divided by .9425 and
   $8.60 divided by .9425, respectively)                                     $9.16               $10.74                 $9.12
                                                                             =====               ======                 =====

Class B ($ and shares in full)
   Net Assets                                                             $110,870             $146,145              $176,400
   Capital Shares Outstanding (Unlimited Number Authorized)                 12,910               14,464                20,517
   Net Asset Value Per Share                                                 $8.59               $10.10                 $8.60
                                                                             =====               ======                 =====

Class C ($ and shares in full)
   Net Assets                                                             $178,391             $133,733              $157,553
   Capital Shares Outstanding (Unlimited Number Authorized)                 20,770               13,234                18,325
   Net Asset Value Per Share                                                 $8.59               $10.11                 $8.60
                                                                             =====               ======                 =====

                      See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2002 (Unaudited)

                                                                                              (In Thousands)

                                                                        Strong Advisor        Strong Advisor        Strong Advisor
                                                                         Common Stock            Mid Cap              Small Cap
                                                                          Stock Fund           Growth Fund            Value Fund
                                                                        --------------        --------------        --------------
Income:
  Dividends - Unaffiliated Issuers (net of foreign withholding
    taxes of $26, $0, and $35, respectively)                                 $ 5,741              $   114               $12,202
  Dividends - Affiliated Issuers                                               1,093                   --                   294
  Interest (Note 2M)                                                           1,626                   26                 1,190
                                                                             -------              -------               -------
  Total Income                                                                 8,460                  140                13,686

Expenses (Note 4):
   Investment Advisory Fees                                                    6,636                  453                 3,856
   Administrative Fees                                                         2,674                  181                 1,549
   Custodian Fees                                                                 35                   22                    91
   Shareholder Servicing Costs                                                 1,858                  243                 1,588
   Reports to Shareholders                                                       148                   47                    93
   Transfer Agency Banking Charges                                                --                   --                     4
   Brokerage Fees                                                                  1                    1                     3
   12b-1 Fees                                                                    244                   32                   935
   Other                                                                         104                   27                    30
                                                                             -------              -------               -------
   Total Expenses before Expense Offsets                                      11,700                1,006                 8,149
   Expense Offsets                                                               (26)                  (5)                  (29)
                                                                             -------              -------               -------
   Expenses, Net                                                              11,674                1,001                 8,120
                                                                             -------              -------               -------
Net Investment Income (Loss)                                                  (3,214)                (861)                5,566

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
     Investments                                                              (7,387)             (16,637)               30,593
     Futures Contracts and Options                                                --                   21                 1,361
                                                                             -------              -------               -------
     Net Realized Gain (Loss)                                                 (7,387)             (16,616)               31,954
   Net Change in Unrealized Appreciation/Depreciation on:
     Investments                                                            (226,742)             (15,225)               22,247
     Options                                                                      --                   --                 3,052
     Foreign Currencies                                                            4                   --                    --
                                                                             -------              -------               -------
     Net Change in Unrealized Appreciation/Depreciation                     (226,738)             (15,225)               25,299
                                                                            --------              -------               -------
Net Gain (Loss) on Investments                                              (234,126)             (31,841)               57,253
                                                                            --------              -------               -------
Net Increase (Decrease) in Net  Assets Resulting from Operations           ($237,339)            ($32,702)              $62,819
                                                                            ========              =======               =======

                   See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2002 (Unaudited)

                                                                                  (In Thousands)

                                                                                   Strong Advisor
                                                                                  U.S. Value Fund
                                                                                  ---------------
Income:
   Dividends                                                                          $ 1,902
   Interest                                                                                42
                                                                                      -------
   Total Income                                                                         1,944

Expenses (Note 4):
   Investment Advisory Fees                                                               553
   Administrative Fees                                                                    302
   Custodian Fees                                                                          11
   Shareholder Servicing Costs                                                            876
   Reports to Shareholders                                                                116
   Transfer Agency Banking Charges                                                         23
   12b-1 Fees                                                                              23
   Other                                                                                   34
                                                                                      -------
   Total Expenses before Expense Offsets                                                1,938
   Expense Offsets                                                                        (10)
                                                                                      -------
   Expenses, Net                                                                        1,928
                                                                                      -------
Net Investment Income                                                                      16

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
     Investments                                                                       (4,963)
     Futures Contracts                                                                     54
                                                                                      -------
     Net Realized Loss                                                                 (4,909)
     Net Change in Unrealized Appreciation/Depreciation on Investments                 (6,433)
                                                                                      -------
Net Loss on Investments                                                               (11,342)
                                                                                      -------
Net Decrease in Net Assets Resulting from Operations                                 ($11,326)
                                                                                      =======

                    See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2002 (Unaudited)

                                                                                                  (In Thousands)

                                                                                                                 Strong Advisor
                                                                               Strong Advisor   Strong Advisor     Technology
                                                                                Focus Fund       Select Fund          Fund
                                                                               --------------   --------------   --------------
Income:
   Dividends                                                                       $   10           $   106            $  2
   Interest                                                                             3                36               1
                                                                                   ------           -------            ----
   Total Income                                                                        13               142               3

Expenses (Note 4):
   Investment Advisory Fees                                                            23               219               9
   Administrative Fees                                                                  9                88               4
   Custodian Fees                                                                       1                 4               1
   Shareholder Servicing Costs                                                          6                59               2
   Reports to Shareholders                                                              4                --               2
   Transfer Agency Banking Charges                                                     --                 1              --
   12b-1 Fees                                                                          17                76               6
   Professional Fees                                                                   (3)                3               4
   Federal and State Registration Fees                                                 32                10              19
   Other                                                                                1                --              --
                                                                                   ------           -------            ----
   Total Expenses before Expense Offsets                                               90               460              47
   Expense Offsets                                                                    (21)               (2)            (17)
                                                                                   ------           -------            ----
   Expenses, Net                                                                       69               458              30
                                                                                   ------           -------            ----
Net Investment Loss                                                                   (56)             (316)            (27)

Realized and Unrealized Gain (Loss):
   Net Realized Loss on:
     Investments                                                                     (175)           (9,210)           (264)
     Options                                                                           (2)               --              --
                                                                                   ------           -------            ----
     Net Realized Loss                                                               (177)           (9,210)           (264)
   Net Change in Unrealized Appreciation/Depreciation on Investments                 (848)           (1,218)           (600)
                                                                                   ------           -------            ----
Net Loss on Investments                                                            (1,025)          (10,428)           (864)
                                                                                   ------           -------            ----
Net Decrease in Net Assets Resulting from Operations                              ($1,081)         ($10,744)          ($891)
                                                                                   ======           =======            ====

                        See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2002 (Unaudited)

                                                                                            (In Thousands)

                                                                             Strong Advisor  Strong Advisor  Strong Advisor
                                                                             Endeavor Large   International   U.S. Mid Cap
                                                                               Cap Fund        Core Fund       Growth Fund
                                                                             --------------  --------------  --------------
                                                                                 (Note 1)       (Note 1)        (Note 1)
Income:
  Dividends                                                                       $ 85             $ 4          $ --
  Interest                                                                          16              --            --
                                                                                ------            ----          ----
  Total Income                                                                     101               4            --

Expenses (Note 4):
  Investment Advisory Fees                                                         110               1             1
  Administrative Fees                                                               44               1            --
  Custodian Fees                                                                    11               2             2
  Shareholder Servicing Costs                                                       29              --            --
  Reports to Shareholders                                                            9               4             4
  Transfer Agency Banking Charges                                                    1              --            --
  12b-1 Fees                                                                        37               1             1
  Professional Fees                                                                 (3)              4             4
  Federal and State Registration Fees                                               58             139             1
  Other                                                                              1              --            --
                                                                                ------            ----          ----
  Total Expenses before Expense Offsets                                            297             152            13
  Expense Offsets                                                                   (7)           (148)          (10)
                                                                                ------            ----          ----
  Expenses, Net                                                                    290               4             3
                                                                                ------            ----          ----
Net Investment Loss                                                               (189)             --            (3)

Realized and Unrealized Gain (Loss):
  Net Realized Loss on Investments                                              (4,934)             (7)          (37)
  Net Change in Unrealized Appreciation/Depreciation on Investments             (1,009)             (4)          (40)
                                                                                ------            ----          ----
Net Loss on Investments                                                         (5,943)            (11)          (77)
                                                                                ------            ----          ----
Net Decrease in Net Assets Resulting from Operations                           ($6,132)          ($ 11)         ($80)
                                                                                ======            ====          ====

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            (In Thousands)

                                                            Strong Advisor                   Strong Advisor
                                                          Common Stock Fund                Mid Cap Growth Fund
                                                     -----------------------------   -------------------------------
                                                       Six Months     Year Ended     Six Months Ended    Year Ended
                                                     June 30, 2002   Dec. 31, 2001    June 30, 2002     Dec. 31, 2001
                                                     -------------   -------------   ----------------   -------------
                                                      (Unaudited)                       (Unaudited)
Operations:
  Net Investment Loss                              ($    3,214)     ($    1,945)       ($   861)        ($  1,892)
  Net Realized Loss                                     (7,387)         (95,324)        (16,616)          (64,380)
  Net Change in Unrealized
    Appreciation/Depreciation                         (226,738)          65,303         (15,225)            3,784
                                                    ----------       ----------         -------          --------
  Net Decrease in Net Assets Resulting
    from Operations                                   (237,339)         (31,966)        (32,702)          (62,488)
Distributions:
  From Net Realized Gains:
    Class A                                                 --              (46)             --                (2)
    Class B                                                 --              (28)             --                (1)
    Class C                                                 --              (25)             --                --
    Class L                                                 --               (3)             --                --
    Class Z                                                 --           (3,164)             --               (34)
                                                    ----------       ----------         -------          --------
  Total Distributions                                       --           (3,266)             --               (37)
Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                         129,974           76,009          (9,329)           16,696
                                                    ----------       ----------         -------          --------
Total Increase (Decrease) in Net Assets               (107,365)          40,777         (42,031)          (45,829)
Net Assets:
  Beginning of Period                                1,760,483        1,719,706         140,159           185,988
                                                    ----------       ----------         -------          --------
  End of Period                                     $1,653,118       $1,760,483         $98,128          $140,159
                                                    ==========       ==========         =======          ========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                       (In Thousands)

                                                                       Strong Advisor
                                                                    Small Cap Value Fund
                                                              -------------------------------
                                                              Six Months Ended     Year Ended
                                                               June 30, 2002      Dec. 31, 2001
                                                              ----------------    -------------
                                                                (Unaudited)

Operations:
   Net Investment Income (Loss)                               $    5,566          ($  3,169)
   Net Realized Gain (Loss)                                       31,954             (5,344)
   Net Change in Unrealized Appreciation/Depreciation             25,299             73,938
                                                              ----------           --------
   Net Increase in Net Assets Resulting from Operations           62,819             65,425
Distributions:
   From Net Realized Gains:
     Class A                                                          --               (280)
     Class B                                                          --                (71)
     Class C                                                          --                (62)
     Class L                                                          --                 (5)
     Class Z                                                          --               (995)
                                                              ----------           --------
   Total Distributions                                                --             (1,413)
Capital Share Transactions (Note 8):
   Net Increase in Net Assets from Capital Share Transactions    380,625            474,465
                                                              ----------           --------
Total Increase in Net Assets                                     443,444            538,477
Net Assets:
   Beginning of Period                                           789,077            250,600
                                                              ----------           --------
   End of Period                                              $1,232,521           $789,077
                                                              ==========           ========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                      (In Thousands)

                                                                      Strong Advisor
                                                                     U.S. Value Fund
                                                            -----------------------------------
                                                            Six Months Ended       Year Ended
                                                              June 30, 2002       Dec. 31, 2001
                                                            ----------------      -------------
                                                             (Unaudited)
Operations:
  Net Investment Income                                        $     16             $  1,222
  Net Realized Gain (Loss)                                       (4,909)              11,219
  Net Change in Unrealized Appreciation/Depreciation             (6,433)             (40,687)
                                                               --------             --------
  Net Decrease in Net Assets Resulting from Operations          (11,326)             (28,246)
Distributions:
  From Net Investment Income:
    Class A                                                          (9)                  (7)
    Class B                                                          (1)                  --
    Class C                                                          (1)                  --
    Class Z                                                          --               (1,203)
                                                               --------             --------
  From Net Realized Gains:
    Class A                                                        (328)                 (33)
    Class B                                                        (213)                 (34)
    Class C                                                         (61)                  (8)
    Class K                                                          (8)                  --
    Class L                                                          --                   (3)
    Class Z                                                     (13,995)              (2,972)
                                                               --------             --------
  Total Distributions                                           (14,616)              (4,260)
Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from Capital Share
  Transactions                                                   38,280              (26,767)
                                                               --------             --------
Total Increase (Decrease) in Net Assets                          12,338              (59,273)
Net Assets:
  Beginning of Period                                           192,152              251,425
                                                               --------             --------
  End of Period                                                $204,490             $192,152
                                                               ========             ========

                       See Notes to Financial Statements.
52


STATEMENTS OF CHANGES IN NET ASSETS (continued)
------------------------------------------------------------------------------------------------------------------------------------



                                                                             (In Thousands)

                                                       Strong Advisor Focus Fund            Strong Advisor Select Fund
                                                     --------------------------------     ---------------------------------
                                                     Six Months Ended    Year Ended       Six Months Ended     Year Ended
                                                      June 30, 2002     Dec. 31, 2001       June 30, 2002     Dec. 31, 2001
                                                     ---------------    -------------     -----------------   -------------
                                                       (Unaudited)                           (Unaudited)
Operations:
   Net Investment Loss                                  ($    56)         $    87)           ($    316)       ($     54)
   Net Realized Loss                                        (177)          (3,881)              (9,210)            (172)
   Net Change in Unrealized Appreciation/Depreciation       (848)             880               (1,218)             717
                                                         -------          -------             --------         --------


   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                      (1,081)          (3,088)             (10,744)             491

Distributions From Net Investment Income                      --               --                   --               --

Capital Share Transactions (Note 8):
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                           (1,055)           8,766               12,424           56,903
                                                         -------          -------             --------         --------
Total Increase (Decrease) in Net Assets                   (2,136)           5,678                1,680           57,394

Net Assets:
   Beginning of Period                                     7,301            1,623               57,394               --
                                                         -------          -------             --------         --------
   End of Period                                         $ 5,165          $ 7,301             $ 59,074         $ 57,394
                                                         =======          =======             ========         ========

                                                                                            Strong Advisor Technology Fund
                                                                                          ---------------------------------
                                                                                          Six Months Ended     Year Ended
                                                                                            June 30, 2002     Dec. 31, 2001
                                                                                          -----------------   -------------
                                                                                             (Unaudited)
Operations:
   Net Investment Loss                                                                        ($    27)         ($    26)
   Net Realized Loss                                                                              (264)             (484)
   Net Change in Unrealized Appreciation/Depreciation                                             (600)              (22)
                                                                                               -------           -------
   Net Decrease in Net Assets Resulting
     from Operations
                                                                                                  (891)             (532)
Distributions:
   From Net Realized Gains:
     Class A                                                                                        --                (4)
     Class C                                                                                        --                (1)
                                                                                               -------           -------
   Total Distributions
                                                                                                    --                (5)
Capital Share Transactions (Note 8):
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                                                   (183)            2,978
                                                                                               -------           -------
Total Increase (Decrease) in Net Assets                                                         (1,074)            2,441

Net Assets:
   Beginning of Period                                                                           2,915               474
                                                                                               -------           -------
   End of Period                                                                               $ 1,841           $ 2,915
                                                                                               =======           =======

                             See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                      (In Thousands)
                                               Strong Advisor Endeavor                  Strong Advisor
                                                   Large Cap Fund                   International Core Fund
                                          ---------------------------------    ---------------------------------
                                          Six Months Ended    Period Ended     Six Months Ended    Period Ended
                                           June 30, 2002      Dec. 31, 2001     June 30, 2002      Dec. 31, 2001
                                          ----------------    -------------    ----------------    -------------
                                            (Unaudited)                          (Unaudited)
Operations:
  Net Investment Loss                        ($   189)          ($    18)            $ --             ($  1)
  Net Realized Gain (Loss)                     (4,934)               (51)              (7)                1
  Net Change in Unrealized Appreciation/
   Depreciation                                (1,009)              (146)              (4)               12
                                              -------            -------             ----              ----
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                   (6,132)              (215)             (11)               12
Distributions:
  From Net Realized Gains:
    Class A                                        --                 (3)              --                --
    Class B                                        --                 (3)              --                --
    Class C                                        --                 (3)              --                --
                                              -------            -------             ----              ----
  Total Distributions                              --                 (9)              --                --
Capital Share Transactions (Note 8):
  Net Increase in Net Assets from
   Capital Share Transactions                   6,917             28,555               80               300
                                              -------            -------             ----              ----
Total Increase in Net Assets                      785             28,331               69               312
Net Assets:
  Beginning of Period                          28,331                 --              312                --
                                              -------            -------             ----              ----
  End of Period                               $29,116            $28,331             $381              $312
                                              =======            =======             ====              ====
                                                                     Strong Advisor
                                                                      U.S. Mid Cap
                                                                      Growth Fund
                                                                  --------------------
                                                                      Period Ended
                                                                     June 30, 2002
                                                                  --------------------
                                                                  (Unaudited) (Note 1)
Operations:
  Net Investment Loss                                                    ($  3)
  Net Realized Loss                                                        (37)
  Net Change in Unrealized Appreciation/
   Depreciation                                                            (40)
                                                                          ----
  Net Decrease in Net Assets Resulting
   from Operations                                                         (80)

Distributions From Net Investment Income                                    --

Capital Share Transactions (Note 8):
  Net Increase in Net Assets from
   Capital Share Transactions                                              588
                                                                          ----
Total Increase in Net Assets                                               508
Net Assets:
  Beginning of Period                                                       --
                                                                          ----
  End of Period                                                           $508
                                                                          ====

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

 1.  Organization

     The accompanying financial statements represent the Strong Advisor Equity Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong Advisor Common Stock Fund/(2)/ (a series of Strong Common Stock Funds, Inc./(1)/*)
     - Strong Advisor Mid Cap Growth Fund/(2)/ (a series of Strong Equity Funds, Inc./(1)/*)
     - Strong Advisor Small Cap Value Fund/(2)/ (a series of Strong Equity Funds, Inc./(1)/*)
     - Strong Advisor U.S. Value Fund/(2)/ (a series of Strong Conservative Equity Funds, Inc./(1)/*)
     - Strong Advisor Focus Fund/(3)/ (a series of Strong Common Stock Funds, Inc./(1)/*)
     - Strong Advisor Select Fund/(3)(4)/ (a series of Strong Opportunity Fund, Inc./(1)/*)
     - Strong Advisor Technology Fund/(2)/ (a series of Strong Common Stock Funds, Inc./(1)/*)
     - Strong Advisor Endeavor Large Cap Fund/(2)/ (a series of Strong Common Stock Funds, Inc./(1)/*)
     - Strong Advisor International Core Fund/(2)/ (a series of Strong International Equity Funds, Inc./(1)/*)
     - Strong Advisor U.S. Mid Cap Growth Fund/(2)/ (a series of Strong Opportunity Fund, Inc./(1)/*)

       /(1)/ An open-end management investment company registered under the Investment Company Act of 1940, as amended.

       /(2)/ Diversified Fund.

       /(3)/ Non-diversified Fund.

       /(4)/ Formerly Strong Advisor Endeavor 20 Fund.

       * All classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

     Effective December 31, 2001, Strong Advisor U.S. Value Fund issued an additional class of shares: Class K shares.

     Effective March 28, 2002, Strong Advisor U.S. Mid Cap Growth Fund commenced operations and offers three classes of shares: Class A, B and C.

     Effective September 28, 2001, Strong Advisor Endeavor Large Cap Fund and Strong Advisor International Core Fund commenced operations and offered four classes of shares: Class A, B, C and L.

     Effective March 8, 2001, Class A, B, C and L shares of the following Funds reflect a share split: Strong Advisor Common Stock Fund 1.233 for 1.000, Strong Advisor Mid Cap Growth Fund 1.053 for 1.000 and Strong Advisor U.S. Value Fund 1.023 for 1.000.

     Effective December 27, 2001, the Strong Advisor Common Stock Fund, Strong Advisor Mid Cap Growth Fund, Strong Advisor Small Cap Value Fund, Strong Advisor U.S. Value Fund, Strong Advisor Focus Fund, Strong Advisor Select Fund and Strong Advisor Technology Fund have merged their Class L shares into their Class A shares.

 2.  Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued at fair value at the last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities which are restricted as to resale or are deemed illiquid. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted and illiquid securities. The Funds held no restricted or illiquid securities at June 30, 2002.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences

--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)


          that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Each Fund, other than Strong Advisor U.S. Value Fund, generally pays dividends from net investment income and distributes net capital gains, if any, that it realizes annually. Strong Advisor U.S. Value Fund generally pays dividends from net investment income quarterly and distributes net capital gains, if any, that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds designate liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the option are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Each Fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) Directed Brokerage -- The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds' expenses.

     (K) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by certain Funds and are included in Expense Offsets reported in the Statements of Operations.

     (L) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (M) Securities Lending -- The Funds have entered into a Securities Lending Agreement (the "Agreement") with Deutsche Bank. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash equal to at least 102% of the market value of any loaned securities, plus accrued interest. At June 30, 2002, cash collateral received was invested in the Deutsche Daily Assets Fund.

          As of June 30, 2002, Strong Advisor Common Stock Fund had securities with a market value of $114,668,625 on loan (included within Investments in the Statement of Assets and Liabilities) and had received $119,192,622 in collateral. Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statement of Operations. For the period ended June 30, 2002, this securities lending income totaled $22,072.

          The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

     (N) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

 3.  Related Party Transactions

     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                                                  Administrative Fees
                                               Advisory Fees                  Jan. 1, 2002 - June 30, 2002
                                               Jan. 1, 2002-       ---------------------------------------------------
                                             June 30, 2002/(1)/    Class A    Class B    Class C    Class K    Class Z
                                             ------------------    -------    -------    -------    -------    -------
Strong Advisor Common Stock Fund                   0.75%            0.30%      0.30%      0.30%        *        0.30%
Strong Advisor Mid Cap Growth Fund                 0.75%            0.30%      0.30%      0.30%        *        0.30%
Strong Advisor Small Cap Value Fund                0.75%            0.30%      0.30%      0.30%        *        0.30%
Strong Advisor U.S. Value Fund                     0.55%            0.30%      0.30%      0.30%      0.25%      0.30%
Strong Advisor Focus Fund                          0.75%            0.30%      0.30%      0.30%        *         **
Strong Advisor Select Fund                         0.75%            0.30%      0.30%      0.30%        *         **
Strong Advisor Technology Fund                     0.75%            0.30%      0.30%      0.30%        *         **
Strong Advisor Endeavor Large Cap Fund             0.75%            0.30%      0.30%      0.30%        *         **
Strong Advisor International Core Fund             0.75%            0.30%      0.30%      0.30%        *         **
Strong Advisor U.S. Mid Cap Growth Fund/(2)/       0.75%            0.30%      0.30%      0.30%        *         **

*     Does not offer Class K shares.

**    Does not offer Class Z shares.

/(1)/ The investment advisory fees are 0.75% for the first $4 billion, 0.725% for $4 to $6 billion, and 0.70% thereafter. Strong Advisor U.S. Value Fund does not have a breakpoint schedule.

/(2)/ The investment advisory fees rate and administrative fees rate was for the period 4-02-02 to 6-30-02.

The Funds' Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees for the Fund's Class Z shares are paid at a rate of $27.00 for each opened shareholder account and $4.20 for each closed shareholder account. Shareholder recordkeeping and related service fees for each of the Fund's Class A, B, C and K shares are paid at an annual rate of 0.20% of the average daily net asset value of each respective class. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor, if any, are included in Transfer Agency Banking Charges in the Funds' Statements of Operations. Credits allocated by the Advisor, if any, serve to reduce the shareholder servicing expenses incurred by the Funds and are included in Expense Offsets reported in the Statements of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

The Funds have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of the Fund's Class A, B and C shares. Under the agreement, the Distributor is paid an annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of the Class A, B and C shares, respectively, as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's Class A, B and C shares.

The Fund's Class A, B and C shares have various sales and redemption fees charged to shareholders of certain Fund's classes. The Fund's Class A shares have a maximum 5.75% front-end sales charge. The Fund's Class B shares have a maximum 5.00% contingent deferred sales charge. The Fund's Class C shares have a maximum 1.00% contingent deferred sales charge.

For the six months ended June 30, 2002, the Distributor received aggregate sales charges from the sale of Class A shares as follows: Strong Advisor Common Stock Fund $23,153, Strong Advisor Mid Cap Growth Fund $1,306, Strong Advisor Small Cap Value Fund $38,841, Strong Advisor U.S. Value Fund $58, Strong Advisor Focus Fund $1,090, Strong Advisor Select Fund $1,749, Strong Advisor Technology Fund $496, Strong Advisor Endeavor Large Cap Fund $524, Strong Advisor International Core Fund $0, and Strong Advisor U.S. Mid Cap Growth Fund $181.

For the six months ended June 30, 2002, the Distributor also received aggregate contingent deferred sales charges from the redemption of Class B and C shares for Strong Advisor Common Stock Fund $20,897, Strong Advisor Mid Cap Growth Fund $1,523, Strong Advisor Small Cap Value Fund $56,285, Strong Advisor U.S. Value Fund $1,569, Strong Advisor Focus Fund $1,992, Strong Advisor Select Fund $1,207, Strong Advisor Technology Fund $247, Strong Advisor Endeavor Large Cap Fund $59, Strong Advisor International Core Fund $0 and Strong Advisor U.S. Mid Cap Growth Fund $0. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

Next Century Growth Investors, LLC ("Next Century Growth") manages the investments of Strong Advisor U.S. Mid Cap Growth Fund under a subadvisory agreement with the Advisor. Next Century Growth is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended June 30, 2002, is as follows:

                                            Payable to/
                                         (Receivable from)    Shareholder Servicing     Transfer Agency     Unaffiliated
                                            Advisor at         and Other Expenses           Banking          Directors'
                                           June 30, 2002         Paid to Advisor       Charges/(Credits)        Fees
                                         -----------------    ---------------------    -----------------    ------------
Strong Advisor Common Stock Fund             $309,546              $1,859,891              $(13,149)          $29,097
Strong Advisor Mid Cap Growth Fund             41,090                 243,631                (2,005)            2,317
Strong Advisor Small Cap Value Fund           249,959               1,591,276                  4,477           13,042
Strong Advisor U.S. Value Fund                145,846                 872,396                 22,540            3,178
Strong Advisor Focus Fund                       (686)                   6,534                   (15)              354
Strong Advisor Select Fund                     11,652                  58,483                  1,442            1,068
Strong Advisor Technology Fund                    130                   2,479                      6              292
Strong Advisor Endeavor Large Cap Fund          7,772                  29,275                    729              654
Strong Advisor International Core Fund             93                     341                      2              254
Strong Advisor U.S. Mid Cap Growth Fund            78                     186                      2               --

At June 30, 2002, the Advisor owns the following percentages of the outstanding shares of each class.

                                         Class A    Class B    Class C
                                         -------    -------    -------
Strong Advisor Technology Fund              --*       28%        14%
Strong Advisor Endeavor Large Cap Fund      --*       79%        49%
Strong Advisor International Core Fund    100%        69%        76%
Strong Advisor U.S. Mid Cap Growth Fund    83%        81%        91%

* Amount calculated is less than 10%

--------------------------------------------------------------------------------

4. Expenses and Expense Offsets

Class Specific Expenses:

                                           Administrative    Shareholder      Reports to    Transfer Agency    Brokerage
                                                Fees       Servicing Costs   Shareholders    Banking Charges     Fees     12b-1 Fees
                                           --------------  ---------------   ------------   ----------------   ---------  ----------
Strong Advisor Common Stock Fund
  Class A                                  $   57,128        $   38,504        $  1,411         $    --         $    2     $ 47,607
  Class B                                      29,254            20,307            (605)             77             64       98,065
  Class C                                      29,547            20,252           1,370              89             12       98,491
  Class Z                                   2,557,738         1,779,434         146,129              --          1,315           --
Strong Advisor Mid Cap Growth Fund
  Class A                                      11,164             7,541             643              --              3        9,304
  Class B                                       4,659             3,291           2,385              19             39       15,531
  Class C                                       2,000             1,391             738              11              5        6,668
  Class Z                                     163,274           230,876          42,819              --            486           --
Strong Advisor Small Cap Value Fund
  Class A                                     378,592           255,137          22,279             975             95      315,494
  Class B                                      87,670            60,927           7,167             368            658      292,235
  Class C                                      98,158            67,138           8,403             188          1,138      327,194
  Class Z                                     984,300         1,204,696          55,098           2,945          1,487           --
Strong Advisor U.S. Value Fund
  Class A                                       6,866             4,646          (3,058)             62              6        5,722
  Class B                                       4,069             2,815              71              11              6       13,563
  Class C                                       1,258               854              25               1              2        4,195
  Class K                                         123                99               6              --             --           --
  Class Z                                     289,665           867,186         118,830          22,477            450           --
Strong Advisor Focus Fund
  Class A                                       5,853             3,960             278              --             68        4,832
  Class B                                       2,616             1,858           3,660               4             --        8,719
  Class C                                         932               648             620              --             --        3,109
Strong Advisor Select Fund
  Class A                                      86,623            57,778              14           1,440             19       72,186
  Class B                                         661               447              61               1             --        2,202
  Class C                                         341               239              19               1             --        1,137
Strong Advisor Technology Fund
  Class A                                       2,652             1,789           1,372               3              1        2,210
  Class B                                         321               223             596               1             --        1,072
  Class C                                         666               465             223               1             --        2,236
Strong Advisor Endeavor Large Cap Fund
  Class A                                      43,539            29,009           6,477             729              4       36,290
  Class B                                         169               114           1,475              --             --          564
  Class C                                         206               138           1,107              --             10          686
Strong Advisor International Core Fund
  Class A                                         151               101           1,324              --             --          126
  Class B                                         178               121           1,142               1             --          593
  Class C                                         174               119           1,409               1             --          579
Strong Advisor U.S. Mid Cap Growth Fund
  Class A                                         138                92           1,374               2             --          356
  Class B                                         141                94           1,313              --             --          471
  Class C                                         129                86           1,307              --             --          428

--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

Expense Offsets:

                                                   Expense       Fees Paid
                                                 Waivers and   Indirectly by   Directed
                                                 Absorptions      Advisor      Brokerage   Earnings Credits
                                                 -----------   -------------   ---------   ----------------
Strong Advisor Common Stock Fund
  Class A                                         $     --        $   308        $   --         $4,466
  Class B                                               --             --            --             --
  Class C                                               --             --            --             --
  Class Z                                               --         13,007            --             --
  Fund Level                                         7,847             --            --             --
Strong Advisor Mid Cap Growth Fund
  Class A                                               --          1,016            --          1,159
  Class B                                              120             --            --             --
  Class C                                               96             --            --             --
  Class Z                                               --          1,018            --             --
  Fund Level                                         1,393
Strong Advisor Small Cap Value Fund
  Class A                                               --             --            --          2,400
  Class B                                               --             --            --             --
  Class C                                               --             --            --             --
  Class Z                                               --             --            --             --
  Fund Level                                        27,014             --            --             --
Strong Advisor U.S. Value Fund
  Class A                                               --             --            --          1,590
  Class B                                               --             --            --             --
  Class C                                               --             --            --             --
  Class K                                              105             --            --             --
  Class Z                                               --             --            --             --
  Fund Level                                         8,675             --            --             --
Strong Advisor Focus Fund
  Class A                                            1,606             17            --             26
  Class B                                            7,302             --            --             --
  Class C                                            1,877              2            --             --
  Fund Level                                        10,637             --            --             --
Strong Advisor Select Fund
  Class A                                               41             --            --            226
  Class B                                              115             --            --             --
  Class C                                               63             --            --             --
  Fund Level                                         1,322             --            --             --
Strong Advisor Technology Fund
  Class A                                            2,822             --            --              3
  Class B                                            1,584             --            --             --
  Class C                                            2,218             --            --             --
  Fund Level                                         8,777             --         1,252             --
Strong Advisor Endeavor Large Cap Fund
  Class A                                               12             --            --             12
  Class B                                            1,585             --            --             --
  Class C                                            1,272             --            --             --
  Fund Level                                            --             --         4,310             --
Strong Advisor International Core Fund
  Class A                                            1,077             --            --             69
  Class B                                            1,334              1            --             --
  Class C                                            1,597              1            --             --
  Fund Level                                       144,276             --            --             --
Strong Advisor U.S. Mid Cap
  Class A                                            1,326             --            --             --
  Class B                                            1,348             --            --             --
  Class C                                            1,343             --            --             --
  Fund Level                                         6,381             --            --             --

--------------------------------------------------------------------------------

5.   Line of Credit
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 11, 2002, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $400 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. There were minimal borrowings under the LOC during the period. At June 30, 2002, there were no borrowings by the Funds outstanding under the LOC.

6.   Investment Transactions
     The aggregate purchases and sales of long-term securities during the six months ended June 30, 2002, were as follows:

                                                      Purchases              Sales
                                                     -----------          -----------
     Strong Advisor Common Stock Fund               $609,147,718         $454,214,068
     Strong Advisor Mid Cap Growth Fund              273,787,070          284,022,131
     Strong Advisor Small Cap Value Fund             402,648,953          144,147,744
     Strong Advisor U.S. Value Fund                  120,777,596           96,204,941
     Strong Advisor Focus Fund                         9,904,547           11,251,598
     Strong Advisor Select Fund                      130,566,547          119,217,710
     Strong Advisor Technology Fund                    1,719,714            1,705,538
     Strong Advisor Endeavor Large Cap Fund           59,877,571           54,328,083
     Strong Advisor International Core Fund              128,493               88,384
     Strong Advisor U.S. Mid Cap Growth Fund             691,854              138,908

     There were no purchases or sales of long-term U.S. government securities during the six months ended June 30, 2002.

7.   Investments in Affiliates
     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer and any other Strong Fund. A summary of transactions in the securities of these issuers during the six months ended June 30, 2002 is as follows:

                                                                                                           Investment
                                      Balance of       Gross      Gross Sales    Balance of     Value        Income       Realized
                                     Shares Held     Purchases        and       Shares Held    June 30,   Jan. 1, 2002-  Gain/(Loss)
                                     Jan. 1, 2002  and Additions  Reductions   June 30, 2002     2002     June 30, 2002   on Sales
                                     ------------  -------------  -----------  -------------  ----------  -------------  -----------
Strong Advisor Common Stock Fund
-------------------------------
Jacobs Engineering Group, Inc.           360,000        360,000*          --        720,000  $25,041,600            --           --
Strong Heritage Money Fund -
   Institutional Class                15,000,000    184,600,000   (4,000,000)   195,600,000  195,600,000    $1,092,595           --

Strong Advisor Small Cap Value Fund
-----------------------------------
Allied Healthcare Products, Inc.         366,700         37,700           --        404,400    1,754,732            --           --
Greka Energy Corporation                 299,400         17,000           --        316,400    1,819,300            --           --
Healthcare Services Group, Inc.          549,850         16,700     (368,665)       197,885    3,110,752            --   $2,727,352
Matrix Service Company                   425,200          1,100           --        426,300    3,632,076            --           --
McMoran Exploration Company              717,500        107,900           --        825,400    3,549,220            --           --
Net2phone, Inc.                        1,183,700        586,700           --      1,770,400    7,559,608            --           --
Range Resources Corporation            2,601,500        810,300       (2,000)     3,409,800   19,094,880            --       (4,150)
Rofin-Sinar Technologies, Inc.           339,430        247,940           --        587,370    5,345,067            --           --
Sharper Image Corporation                796,700             --     (197,100)       599,600   12,081,940            --    1,060,789
Strong Heritage Money Fund -
   Institutional Class                        --     78,000,000           --     78,000,000   78,000,000       293,819           --
World Acceptance Corporation             969,000        132,700           --      1,101,700    9,254,280            --           --

* Increase due to stock split.

--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

8.   Capital Share Transactions

                                                         Strong Advisor                      Strong Advisor
                                                        Common Stock Fund                  Mid Cap Growth Fund
                                                ---------------------------------   --------------------------------
                                                Six Months Ended    Year Ended      Six Months Ended    Year Ended
                                                  June 30, 2002    Dec. 31, 2001      June 30, 2002    Dec. 31, 2001
                                                ----------------   --------------   ----------------   -------------
                                                  (Unaudited)                         (Unaudited)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

CLASS A
  Proceeds from Shares Sold                       $  24,081,077    $  28,693,888       $  5,070,408     $ 11,306,386
  Proceeds from Reinvestment of Distributions                --           42,717                 --            1,849
  Payment for Shares Redeemed                        (2,797,425)      (3,580,634)        (3,525,716)      (3,164,537)
  Transfer in from Class L (Note 1)                          --        1,541,994                 --          148,291
                                                  -------------    -------------       ------------     ------------
  Net Increase in Net Assets from
    Capital Share Transactions                       21,283,652       26,697,965          1,544,692        8,291,989

CLASS B
  Proceeds from Shares Sold                          10,532,072       15,542,302            577,503        3,698,808
  Proceeds from Reinvestment of Distributions                --           21,081                 --              666
  Payment for Shares Redeemed                          (587,161)        (521,529)          (114,364)        (176,389)
                                                  -------------    -------------       ------------     ------------
  Net Increase in Net Assets from
    Capital Share Transactions                        9,944,911       15,041,854            463,139        3,523,085

CLASS C
  Proceeds from Shares Sold                          12,706,859       14,891,349            468,389        1,398,043
  Proceeds from Reinvestment of Distributions                --           13,432                 --              219
  Payment for Shares Redeemed                        (1,188,871)        (585,957)          (246,563)         (99,535)
                                                  -------------    -------------       ------------     ------------
  Net Increase in Net Assets from
    Capital Share Transactions                       11,517,988       14,318,824            221,826        1,298,727

CLASS L
  Proceeds from Shares Sold                                  --        1,396,334                 --           48,306
  Proceeds from Reinvestment of Distributions                --            2,360                 --                4
  Payment for Shares Redeemed                                --           (6,005)                --               --
  Transfer out to Class A (Note 1)                           --       (1,541,994)                --         (148,291)
                                                  -------------    -------------       ------------     ------------
  Net Decrease in Net Assets from
    Capital Share Transactions                               --         (149,305)                --          (99,981)

CLASS Z
  Proceeds from Shares Sold                         237,239,623      248,564,150         20,166,054       87,966,518
  Proceeds from Reinvestment of Distributions                --        3,036,612                 --           33,710
  Payment for Shares Redeemed                      (150,011,887)    (231,500,717)       (31,724,688)     (84,317,916)
                                                  --------------   -------------       ------------     ------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                       87,227,736       20,100,045        (11,558,634)       3,682,312
                                                  -------------    -------------       ------------     ------------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                      $ 129,974,287    $  76,009,383      ($  9,328,977)    $ 16,696,132
                                                  =============    =============       ============     ============

--------------------------------------------------------------------------------

                                                         Strong Advisor                      Strong Advisor
                                                        Common Stock Fund                  Mid Cap Growth Fund
                                                ---------------------------------   ---------------------------------
                                                Six Months Ended    Year Ended      Six Months Ended    Year Ended
                                                  June 30, 2002    Dec. 31, 2001      June 30, 2002    Dec. 31, 2001
                                                ----------------   --------------   ----------------   --------------
                                                  (Unaudited)                         (Unaudited)
Transactions in Shares of Each Class of
  the Funds Were as Follows:

CLASS A
  Sold                                              1,250,354        1,475,119            383,274          708,456
  Shares Issued in Conjunction with Share Split            --           24,505                 --            7,808
  Issued in Reinvestment of Distributions                  --            2,184                 --              132
  Redeemed                                           (148,341)        (191,686)          (266,681)        (223,361)
  Transfer in from Class L (Note 1)                        --           81,215                 --            8,328
                                                   ----------      -----------         ----------       ----------
  Net Increase in Shares                            1,102,013        1,391,337            116,593          501,363

CLASS B
  Sold                                                550,441          807,441             45,059          226,468
  Shares Issued in Conjunction with Share Split            --           11,452                 --            2,271
  Issued in Reinvestment of Distributions                  --            1,082                 --               48
  Redeemed                                            (32,118)         (29,299)           (10,119)         (11,498)
                                                   ----------      -----------         ----------       ----------
  Net Increase in Shares                              518,323          790,676             34,940          217,289

CLASS C
  Sold                                                664,374          760,668             35,446           87,288
  Shares Issued in Conjunction with Share Split            --           12,038                 --            1,102
  Issued in Reinvestment of Distributions                  --              689                 --               16
  Redeemed                                            (63,805)         (33,882)           (19,109)          (7,100)
                                                   ----------      -----------         ----------       ----------
  Net Increase in Shares                              600,569          739,513             16,337           81,306

CLASS L
  Sold                                                     --           73,822                 --            2,674
  Shares Issued in Conjunction with Share Split            --            1,627                 --              325
  Issued in Reinvestment of Distributions                  --              121                 --               --
  Redeemed                                                 --             (345)                --               --
  Transfer out to Class A (Note 1)                         --          (81,588)                --           (8,364)
                                                   ----------      -----------         ----------       ----------
  Net Decrease in Shares                                   --           (6,363)                --           (5,365)

CLASS Z
  Sold                                             12,168,374       12,667,603          1,536,490        5,366,461
  Issued in Reinvestment of Distributions                  --          154,614                 --            2,396
  Redeemed                                         (7,826,275)     (12,050,952)        (2,454,385)      (5,328,670)
                                                   ----------      -----------         ----------       ----------
  Net Increase (Decrease) in Shares                 4,342,099          771,265           (917,895)          40,187
                                                   ----------      -----------         ----------       ----------
Net Increase (Decrease) in Shares of the Fund       6,563,004        3,686,428           (750,025)         834,780
                                                   ==========      ===========         ==========       ==========

--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

                                                         Strong Advisor
                                                      Small Cap Value Fund
                                                --------------------------------
                                                Six Months Ended   Year Ended
                                                  June 30, 2002   Dec. 31, 2001
                                                ----------------  -------------
                                                  (Unaudited)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

CLASS A
  Proceeds from Shares Sold                        $193,239,747   $ 184,644,091
  Proceeds from Reinvestment of Distributions                --         265,437
  Payment for Shares Redeemed                       (48,128,113)    (24,985,392)
  Transfer in from Class L (Note 1)                          --       2,435,736
                                                   ------------   -------------
  Net Increase in Net Assets from
    Capital Share Transactions                      145,111,634     162,359,872

CLASS B
  Proceeds from Shares Sold                          33,198,561      40,218,630
  Proceeds from Reinvestment of Distributions                --          58,389
  Payment for Shares Redeemed                        (1,669,341)     (1,189,491)
                                                   ------------   -------------
  Net Increase in Net Assets from
    Capital Share Transactions                       31,529,220      39,087,528

CLASS C
  Proceeds from Shares Sold                          54,359,582      40,111,862
  Proceeds from Reinvestment of Distributions                --          39,027
  Payment for Shares Redeemed                        (3,041,133)     (3,101,281)
                                                   ------------   -------------
  Net Increase in Net Assets from
    Capital Share Transactions                       51,318,449      37,049,608

CLASS L
  Proceeds from Shares Sold                                  --       2,466,292
  Proceeds from Reinvestment of Distributions                --           3,874
  Payment for Shares Redeemed                                --        (140,243)
  Transfer out to Class A (Note 1)                           --      (2,435,736)
                                                   ------------   -------------
  Net Decrease in Net Assets from
    Capital Share Transactions                               --        (105,813)

CLASS Z
  Proceeds from Shares Sold                         228,745,506     391,583,720
  Proceeds from Reinvestment of Distributions                --         976,147
  Payment for Shares Redeemed                       (76,080,232)   (156,485,986)
                                                   ------------   -------------
  Net Increase in Net Assets from
    Capital Share Transactions                      152,665,274     236,073,881
                                                   ------------   -------------
Net Increase in Net Assets from
  Capital Share Transactions                       $380,624,577   $ 474,465,076
                                                   ============   =============

--------------------------------------------------------------------------------

                                                         Strong Advisor
                                                      Small Cap Value Fund
                                                --------------------------------
                                                Six Months Ended    Year Ended
                                                  June 30, 2002    Dec. 31, 2001
                                                ----------------   -------------
                                                  (Unaudited)
Transactions in Shares of Each Class of the
  Funds Were as Follows:

CLASS A
  Sold                                              8,897,193        9,480,864
  Issued in Reinvestment of Distributions                  --           13,854
  Redeemed                                         (2,210,062)      (1,310,689)
  Transfer in from Class L (Note 1)                        --          124,294
                                                   ----------       ----------
  Net Increase in Shares                            6,687,131        8,308,323

CLASS B
  Sold                                              1,552,714        2,068,012
  Issued in Reinvestment of Distributions                  --            3,067
  Redeemed                                            (78,156)         (64,498)
                                                   ----------       ----------
  Net Increase in Shares                            1,474,558        2,006,581

CLASS C
  Sold                                              2,529,116        2,059,858
  Issued in Reinvestment of Distributions                  --            2,047
  Redeemed                                           (140,313)        (164,666)
                                                   ----------       ----------
  Net Increase in Shares                            2,388,803        1,897,239

CLASS L
  Sold                                                     --          125,137
  Issued in Reinvestment of Distributions                  --              203
  Redeemed                                                 --           (7,244)
  Transfer out to Class A (Note 1)                         --         (124,915)
                                                   ----------       ----------
  Net Decrease in Shares                                   --           (6,819)

CLASS Z
  Sold                                             10,609,321       20,479,781
  Issued in Reinvestment of Distributions                  --           50,815
  Redeemed                                         (3,541,473)      (8,259,720)
                                                   ----------       ----------
  Net Increase in Shares                            7,067,848       12,270,876
                                                   ----------       ----------
Net Increase in Shares of the Fund                 17,618,340       24,476,200
                                                   ==========       ==========

--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

                                                 Strong Advisor U.S. Value Fund
                                                --------------------------------
                                                Six Months Ended    Year Ended
                                                  June 30, 2002    Dec. 31, 2001
                                                ----------------   -------------
                                                  (Unaudited)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

CLASS A
  Proceeds from Shares Sold                       $  4,205,631     $  2,606,390
  Proceeds from Reinvestment of Distributions          332,908           38,619
  Payment for Shares Redeemed                         (941,827)        (212,547)
  Transfer in from Class L (Note 1)                         --          216,447
                                                  ------------     ------------
  Net Increase in Net Assets from
     Capital Share Transactions                      3,596,712        2,648,909

CLASS B
  Proceeds from Shares Sold                            583,214        2,607,395
  Proceeds from Reinvestment of Distributions          173,704           26,632
  Payment for Shares Redeemed                         (115,404)         (91,836)
                                                  ------------     ------------
  Net Increase in Net Assets from
     Capital Share Transactions                        641,514        2,542,191

CLASS C
  Proceeds from Shares Sold                            666,318          649,054
  Proceeds from Reinvestment of Distributions           20,702            3,482
  Payment for Shares Redeemed                          (63,074)         (91,121)
                                                  ------------     ------------
  Net Increase in Net Assets from
    Capital Share Transactions                         623,946          561,415

CLASS K
  Proceeds from Shares Sold                            100,000               --
  Proceeds from Reinvestment of Distributions            7,828               --
  Payment for Shares Redeemed                               --               --
                                                  ------------     ------------
  Net Increase in Net Assets from
    Capital Share Transactions                         107,828               --

CLASS L
  Proceeds from Shares Sold                                 --          115,270
  Proceeds from Reinvestment of Distributions               --            1,334
  Payment for Shares Redeemed                               --             (198)
  Transfer out to Class A (Note 1)                          --         (216,447)
                                                  ------------     ------------
  Net Decrease in Net Assets from
    Capital Share Transactions                              --         (100,041)

CLASS Z
  Proceeds from Shares Sold                         75,452,286      125,495,096
  Proceeds from Reinvestment of Distributions        9,636,973        3,556,638
  Payment for Shares Redeemed                      (51,779,396)    (161,470,911)
                                                  ------------     ------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                      33,309,863      (32,419,177)
                                                  ------------     ------------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                      $ 38,279,863    ($ 26,766,703)
                                                  ============     ============

--------------------------------------------------------------------------------


                                                   Strong Advisor U.S. Value Fund
                                                ------------------------------------
                                                  Six Months Ended      Year Ended
                                                    June 30, 2002      Dec. 31, 2001
                                                --------------------   -------------
                                                (Note 1) (Unaudited)
Transactions in Shares of Each Class of the
  Funds Were as Follows:

CLASS A
  Sold                                                 245,716             137,062
  Shares Issued in Conjunction with Share Split             --                 687
  Issued in Reinvestment of Distributions               19,434               2,157
  Redeemed                                             (56,262)            (12,064)
  Transfer in from Class L (Note 1)                         --              11,283
                                                    ----------          ----------
  Net Increase in Shares                               208,888             139,125

CLASS B
  Sold                                                  33,334             137,245
  Shares Issued in Conjunction with Share Split             --                 572
  Issued in Reinvestment of Distributions               10,164               1,494
  Redeemed                                              (6,748)             (5,359)
                                                    ----------          ----------
  Net Increase in Shares                                36,750             133,952

CLASS C
  Sold                                                  39,773              34,245
  Shares Issued in Conjunction with Share Split             --                 143
  Issued in Reinvestment of Distributions                1,210                 195
  Redeemed                                              (3,833)             (5,133)
                                                    ----------          ----------
  Net Increase in Shares                                37,150              29,450

CLASS K
  Sold                                                   5,596                  --
  Issued in Reinvestment of Distributions                  456                  --
  Redeemed                                                  --                  --
                                                    ----------          ----------
  Net Increase in Shares                                 6,052                  --

CLASS L
  Sold                                                      --               6,235
  Shares Issued in Conjunction with Share Split             --                 129
  Issued in Reinvestment of Distributions                   --                  75
  Redeemed                                                  --                 (11)
  Transfer out to Class A (Note 1)                          --             (11,321)
                                                    ----------          ----------
  Net Decrease in Shares                                    --              (4,893)

CLASS Z
  Sold                                               4,408,589           6,725,123
  Issued in Reinvestment of Distributions              561,268             198,580
  Redeemed                                          (2,852,679)         (8,642,785)
                                                    ----------          ----------
  Net Increase (Decrease) in Shares                  2,117,178          (1,719,082)
                                                    ----------          ----------
Net Increase (Decrease) in Shares of the Fund        2,406,018          (1,421,448)
                                                    ==========          ==========

--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

                                                          Strong Advisor                        Strong Advisor
                                                            Focus Fund                            Select Fund
                                                  --------------------------------      --------------------------------
                                                  Six Months Ended    Year Ended        Six Months Ended     Year Ended
                                                   June 30, 2002     Dec. 31, 2001       June 30, 2002     Dec. 31, 2001
                                                  ----------------   -------------      ----------------   -------------
                                                    (Unaudited)                            (Unaudited)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

CLASS A
  Proceeds from Shares Sold                          $  318,403       $7,420,700           $17,942,366      $57,053,468
  Proceeds from Reinvestment of Distributions                --               --                    --               --
  Payment for Shares Redeemed                        (1,258,400)      (1,860,036)           (5,560,671)      (1,044,502)
  Transfer in from Class L (Note 1)                          --          360,601                    --          116,725
                                                     ----------       ----------           -----------      -----------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                         (939,997)       5,921,265            12,381,695       56,125,691

CLASS B
  Proceeds from Shares Sold                             152,234        2,209,351                68,346          517,256
  Proceeds from Reinvestment of Distributions                --               --                    --               --
  Payment for Shares Redeemed                          (133,810)         (75,698)              (41,018)              --
                                                     ----------       ----------           -----------      -----------
  Net Increase in Net Assets from
    Capital Share Transactions                           18,424        2,133,653                27,328          517,256

CLASS C
  Proceeds from Shares Sold                              30,712          914,016                41,411          380,415
  Proceeds from Reinvestment of Distributions                --               --                    --               --
  Payment for Shares Redeemed                          (163,930)         (97,545)              (26,346)        (120,106)
                                                     ----------       ----------           -----------      -----------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                         (133,218)         816,471                15,065          260,309

CLASS L
  Proceeds from Shares Sold                                  --          255,312                    --          116,725
  Proceeds from Reinvestment of Distributions                --               --                    --               --
  Payment for Shares Redeemed                                --               --                    --               --
  Transfer out to Class A (Note 1)                           --         (360,601)                   --         (116,725)
                                                     ----------       ----------           -----------      -----------
  Net Decrease in Net Assets from
    Capital Share Transactions                               --         (105,289)                   --               --
                                                     ----------       ----------           -----------      -----------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                        ($1,054,791)      $8,766,100           $12,424,088      $56,903,256
                                                     ==========       ==========           ===========      ===========

------------------------------------------------------------------------------------------------------------------------

                                                          Strong Advisor                        Strong Advisor
                                                            Focus Fund                            Select Fund
                                                  --------------------------------      --------------------------------
                                                  Six Months Ended    Year Ended        Six Months Ended    Year Ended
                                                   June 30, 2002     Dec. 31, 2001       June 30, 2002     Dec. 31, 2001
                                                  ----------------   -------------      ----------------   -------------
                                                    (Unaudited)                            (Unaudited)
Transactions in Shares of Each Class of
  the Funds Were as Follows:

CLASS A
  Sold                                                  50,668          828,153             2,453,287        7,218,861
  Issued in Reinvestment of Distributions                   --               --                    --               --
  Redeemed                                            (206,827)        (273,692)             (774,114)        (131,402)
  Transfer in from Class L (Note 1)                         --           41,108                    --           11,889
                                                       -------          -------             ---------        ---------
  Net Increase (Decrease) in Shares                   (156,159)         595,569             1,679,173        7,099,348

CLASS B
  Sold                                                  24,867          275,261                 9,679           57,361
  Issued in Reinvestment of Distributions                   --               --                    --               --
  Redeemed                                             (22,842)         (10,983)               (5,794)              --
                                                       -------          -------             ---------        ---------
  Net Increase in Shares                                 2,025          264,278                 3,885           57,361

CLASS C
  Sold                                                   4,962          114,421                 5,723           46,250
  Issued in Reinvestment of Distributions                   --               --                    --               --
  Redeemed                                             (27,709)         (15,279)               (3,795)         (16,078)
                                                       -------          -------             ---------        ---------
  Net Increase (Decrease) in Shares                    (22,747)          99,142                 1,928           30,172

CLASS L
  Sold                                                      --           30,963                    --           11,948
  Issued in Reinvestment of Distributions                   --               --                    --               --
  Redeemed                                                  --               --                    --               --
  Transfer out to Class A (Note 1)                          --          (41,356)                   --          (11,948)
                                                       -------          -------             ---------        ---------
  Net Decrease in Shares                                    --          (10,393)                   --               --
                                                       -------          -------             ---------        ---------
Net Increase (Decrease) in Shares of the Fund         (176,881)         948,596             1,684,986        7,186,881
                                                       =======          =======             =========        =========

--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

                                                           Strong Advisor Technology Fund
                                                          --------------------------------
                                                          Six Months Ended    Year Ended
                                                           June 30, 2002     Dec. 31, 2001
                                                          ----------------   -------------
                                                            (Unaudited)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

CLASS A
  Proceeds from Shares Sold                                    $232,426       $2,685,559
  Proceeds from Reinvestment of Distributions                        --            3,292
  Payment for Shares Redeemed                                  (410,279)        (402,205)
  Transfer in from Class L (Note 1)                                  --          100,128
                                                               --------       ----------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                 (177,853)       2,386,774

CLASS B
  Proceeds from Shares Sold                                      12,000          220,766
  Proceeds from Reinvestment of Distributions                        --              357
  Payment for Shares Redeemed                                        --          (33,353)
                                                               --------       ----------
  Net Increase in Net Assets from
    Capital Share Transactions                                   12,000          187,770

CLASS C
  Proceeds from Shares Sold                                      28,703          510,246
  Proceeds from Reinvestment of Distributions                        --              784
  Payment for Shares Redeemed                                   (45,970)          (8,014)
                                                               --------       ----------
  Net Increase in (Decrease) Net Assets from
    Capital Share Transactions                                  (17,267)         503,016

CLASS L
  Proceeds from Shares Sold                                          --               --
  Proceeds from Reinvestment of Distributions                        --              128
  Payment for Shares Redeemed                                        --               --
  Transfer out to Class A (Note 1)                                   --         (100,128)
                                                               --------       ----------
  Net Decrease in Net Assets from
    Capital Share Transactions                                       --         (100,000)
                                                               --------       ----------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                                  ($183,120)      $2,977,560
                                                               ========       ==========

----------------------------------------------------------------------------------------

                                                        Strong Advisor Technology Fund
                                                        --------------------------------
                                                        Six Months Ended    Year Ended
                                                         June 30, 2002     Dec. 31, 2001
                                                        ----------------   -------------
                                                           (Unaudited)

Transactions in Shares of Each Class of
  the Funds Were as Follows:

CLASS A
    Sold                                                       34,943         322,335
    Issued in Reinvestment of Distributions                        --             437
    Redeemed                                                  (65,852)        (55,825)
    Transfer in from Class L (Note 1)                              --           9,948
                                                               ------         -------
    Net Increase (Decrease) in Shares                         (30,909)        276,895

CLASS B
    Sold                                                        1,820          29,217
    Issued in Reinvestment of Distributions                        --              48
    Redeemed                                                       --          (5,125)
                                                               ------         -------
    Net Increase in Shares                                      1,820          24,140

CLASS C
    Sold                                                        4,364          63,981
    Issued in Reinvestment of Distributions                        --             106
    Redeemed                                                   (7,387)         (1,165)
                                                               ------         -------
    Net Increase (Decrease) in Shares                          (3,023)         62,922

CLASS L
    Sold                                                           --              --
    Issued in Reinvestment of Distributions                        --              17
    Redeemed                                                       --              --
    Transfer out to Class A (Note 1)                               --         (10,017)
                                                                   --         -------
    Net Decrease in Shares                                         --         (10,000)
                                                                   --         -------
Net Increase (Decrease) in Shares of the Fund                 (32,112)        353,957
                                                               ======         =======


--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

                                                           Strong Advisor                          Strong Advisor
                                                           Endeavor Large                           International
                                                             Cap Fund                                  Core Fund
                                                    ---------------------------------       ---------------------------------
                                                    Six Months Ended    Period Ended        Six Months Ended    Period Ended
                                                     June 30, 2002      Dec. 31, 2001        June 30, 2002      Dec. 31, 2001
                                                    ----------------    -------------       ----------------    -------------
                                                       (Unaudited)        (Note 1)            (Unaudited)         (Note 1)
Capital Share Transactions of Each Class of
   Shares of the Funds Were as Follows:

CLASS A
   Proceeds from Shares Sold                           $9,529,904        $28,685,279              $    --          $100,000
   Proceeds from Reinvestment of Distributions                 --              3,007                   --                --
   Payment for Shares Redeemed                         (2,728,223)          (350,249)                  --                --
                                                       ----------        -----------              -------          --------
   Net Increase in Net Assets from
     Capital Share Transactions                         6,801,681         28,338,037                   --           100,000

CLASS B
   Proceeds from Shares Sold                               14,694            111,672               46,300           100,000
   Proceeds from Reinvestment of Distributions                 --              2,630                   --                --
   Payment for Shares Redeemed                                 --                --                    --                --
                                                       ----------        -----------              -------          --------
   Net Increase in Net Assets from
     Capital Share Transactions                            14,694            114,302               46,300           100,000

CLASS C
   Proceeds from Shares Sold                              106,295            100,000               33,300           100,000
   Proceeds from Reinvestment of Distributions                 --              2,630                   --                --
   Payment for Shares Redeemed                             (5,400)                --                   --                --
                                                       ----------        -----------              -------          --------
   Net Increase in Net Assets from
     Capital Share Transactions                           100,895            102,630               33,300           100,000
                                                       ----------        -----------              -------          --------
Net Increase in Net Assets from
   Capital Share Transactions                          $6,917,270        $28,554,969              $79,600          $300,000
                                                       ==========        ===========              =======          ========

Transactions in Shares of Each Class of
   the Funds Were as Follows:

CLASS A
   Sold                                                   975,998          2,685,136                   --            10,000
   Issued in Reinvestment of Distributions                     --                275                   --                --
   Redeemed                                              (286,367)           (32,938)                  --                --
                                                          -------          ---------                -----            ------
   Net Increase in Shares                                 689,631          2,652,473                   --            10,000

CLASS B
   Sold                                                     1,558             11,111                4,464            10,000
   Issued in Reinvestment of Distributions                     --                241                   --                --
   Redeemed                                                    --                 --                   --                --
                                                          -------          ---------                -----            ------
   Net Increase in Shares                                   1,558             11,352                4,464            10,000

CLASS C
   Sold                                                    11,130             10,000                3,234            10,000
   Issued in Reinvestment of Distributions                     --                241                   --                --
   Redeemed                                                  (601)                --                   --                --
                                                          -------          ---------                -----            ------
   Net Increase in Shares                                  10,529             10,241                3,234            10,000
                                                          -------          ---------                -----            ------
Net Increase in Shares of the Fund                        701,718          2,674,066                7,698            30,000
                                                          =======          =========                =====            ======

--------------------------------------------------------------------------------

                                                            Strong Advisor U.S.
                                                            Mid Cap Growth Fund
                                                            --------------------
                                                                Period Ended
                                                                June 30, 2002
                                                            --------------------
                                                            (Note 1) (Unaudited)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

CLASS A
  Proceeds from Shares Sold                                       $201,205
  Proceeds from Reinvestment of Distributions                           --
  Payment for Shares Redeemed                                           --
                                                                  --------
  Net Increase in Net Assets from
    Capital Share Transactions                                     201,205

CLASS B
  Proceeds from Shares Sold                                        204,667
  Proceeds from Reinvestment of Distributions                           --
  Payment for Shares Redeemed                                           --
                                                                  --------
  Net Increase in Net Assets from
    Capital Share Transactions                                     204,667

CLASS C
  Proceeds from Shares Sold                                        182,816
  Proceeds from Reinvestment of Distributions                           --
  Payment for Shares Redeemed                                           --
                                                                  --------
  Net Increase in Net Assets from
    Capital Share Transactions                                     182,816
                                                                  --------
Net Increase in Net Assets from
  Capital Share Transactions                                      $588,688
                                                                  ========
Transactions in Shares of Each Class of
   the Funds Were as Follows:

CLASS A
  Sold                                                              20,189
  Issued in Reinvestment of Distributions                               --
  Redeemed                                                              --
                                                                  --------
  Net Increase in Shares                                            20,189

CLASS B
  Sold                                                              20,517
  Issued in Reinvestment of Distributions                               --
  Redeemed                                                              --
                                                                  --------
  Net Increase in Shares                                            20,517

CLASS C
  Sold                                                              18,325
  Issued in Reinvestment of Distributions                               --
  Redeemed                                                              --
                                                                  --------
  Net Increase in Shares                                            18,325
                                                                  --------
Net Increase in Shares of the Fund                                  59,031
                                                                  ========

--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

9.   Income Tax Information

     The following information for the Funds is presented on an income tax basis as of June 30, 2002:

                                                                                            Net Unrealized
                                                                  Gross          Gross       Appreciation/
                                                Cost of        Unrealized     Unrealized    (Depreciation)
                                              Investments     Appreciation   Depreciation   on  Investments
                                             --------------   ------------   ------------   ---------------
Strong Advisor Common Stock Fund             $1,628,127,057   $301,348,838   $271,663,255     $ 29,685,583
Strong Advisor Mid Cap Growth Fund              106,384,251        896,001      9,349,184       (8,453,183)
Strong Advisor Small Cap Value Fund           1,111,077,296    221,745,913     96,964,022      124,781,891
Strong Advisor U.S. Value Fund                  185,355,755     23,725,407      9,980,416       13,744,991
Strong Advisor Focus Fund                         5,200,761        168,851        211,740          (42,889)
Strong Advisor Select Fund                       60,058,154      2,459,481      3,053,123         (593,642)
Strong Advisor Technology Fund                    2,490,886         56,649        715,032         (658,383)
Strong Advisor Endeavor Large Cap Fund           30,310,726        775,339      2,061,762       (1,286,423)
Strong Advisor International Core Fund              351,719         22,797         14,596            8,201
Strong Advisor U.S. Mid Cap Growth Fund             553,162         14,411         59,216          (44,805)


     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The capital loss carryovers (expiring in varying amounts through 2009) as of December 31, 2001, and tax basis post-October losses as of December 31, 2001 which are not recognized for tax purposes until the first day of the following fiscal year are:

                                             Net Capital
                                                Loss       Post-October
                                             Carryovers       Losses
                                             -----------   ------------
Strong Advisor Common Stock Fund             $62,018,349    $15,972,383
Strong Advisor Mid Cap Growth Fund            88,035,602             --
Strong Advisor Small Cap Value Fund            2,910,039             --
Strong Advisor U.S. Value Fund                        --             --
Strong Advisor Focus Fund                      3,789,361             --
Strong Advisor Select Fund                            --             --
Strong Advisor Technology Fund                   444,598         23,700
Strong Advisor Endeavor Large Cap Fund                --         11,099
Strong Advisor International Core Fund                --             --
Strong Advisor U.S. Mid Cap Growth Fund               --             --

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG ADVISOR COMMON STOCK FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                                Period Ended
                                                                    ------------------------------------
                                                                    June 30,    Dec. 31,      Dec. 31,
Selected Per-Share Data/(a)/                                        2002/(b)/     2001      2000/(c)(d)/
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $19.71      $20.15    $18.90

Income From Investment Operations:
  Net Investment Loss                                                  (0.04)      (0.04)    (0.00)/(e)/
  Net Realized and Unrealized Gains (Losses) on Investments            (2.45)      (0.36)     1.28
--------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                     (2.49)      (0.40)     1.28

Less Distributions:
  From Net Investment Income                                              --          --     (0.03)
  From Net Realized Gains                                                 --       (0.04)       --
--------------------------------------------------------------------------------------------------------
  Total Distributions                                                     --       (0.04)    (0.03)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $17.22      $19.71    $20.15
========================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------
  Total Return                                                        -12.6%       -2.0%     +6.8%
  Net Assets, End of Period (In Millions)                                $43         $28        $0/(f)/
  Ratio of Expenses to Average Net Assets Before Expense Offsets        1.5%*       1.6%      1.6%*
  Ratio of Expenses to Average Net Assets                               1.5%*       1.6%      1.6%*
  Ratio of Net Investment Loss to Average Net Assets                   (0.6%)*     (0.5%)    (0.2%)*
  Portfolio Turnover Rate/(g)/                                         29.8%       89.3%     95.4%

STRONG ADVISOR COMMON STOCK FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                                Period Ended
                                                                    ------------------------------------
                                                                    June 30,    Dec. 31,      Dec. 31,
Selected Per-Share Data/(a)/                                        2002/(b)/     2001      2000/(c)(d)/
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $19.62      $20.16    $18.90

Income From Investment Operations:
  Net Investment Loss                                                  (0.10)      (0.09)    (0.01)
  Net Realized and Unrealized Gains (Losses) on Investments            (2.44)      (0.41)     1.28
--------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                     (2.54)      (0.50)     1.27

Less Distributions:
  From Net Investment Income                                              --          --     (0.01)
  From Net Realized Gains                                                 --       (0.04)       --
--------------------------------------------------------------------------------------------------------
  Total Distributions                                                     --       (0.04)    (0.01)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $17.08      $19.62    $20.16
========================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------
  Total Return                                                        -13.0%       -2.5%     +6.8%
  Net Assets, End of Period (In Millions)                                $22         $16        $0/(f)/
  Ratio of Expenses to Average Net Assets Before Expense Offsets        2.3%*       2.5%      2.0%*
  Ratio of Expenses to Average Net Assets                               2.3%*       2.3%      2.0%*
  Ratio of Net Investment Loss to Average Net Assets                   (1.3%)*     (1.1%)    (0.6%)*
  Portfolio Turnover Rate/(g)/                                         29.8%       89.3%     95.4%

 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2002 (unaudited).
(c) For the period from November 30, 2000 (commencement of class) to December 31, 2000 (Note 1).
(d) Per share data reflects a 1.233 for 1.000 share split which occurred on March 8, 2001.
(e)  Amount calculated is less than $0.005.
(f)  Amount is less than $500,000.
(g) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR COMMON STOCK FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                                Period Ended
                                                                    ------------------------------------
                                                                    June 30,    Dec. 31,      Dec. 31,
Selected Per-Share Data/(a)/                                        2002/(b)/     2001      2000/(c)(d)/
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $19.62      $20.16      $18.90

Income From Investment Operations:
  Net Investment Loss                                                  (0.10)      (0.09)      (0.01)
  Net Realized and Unrealized Gains (Losses) on Investments            (2.44)      (0.41)       1.28
--------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                     (2.54)      (0.50)       1.27

Less Distributions:
  From Net Investment Income                                              --          --       (0.01)
  From Net Realized Gains                                                 --       (0.04)         --
--------------------------------------------------------------------------------------------------------
  Total Distributions                                                     --       (0.04)      (0.01)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $17.08      $19.62      $20.16
========================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------
  Total Return                                                        -13.0%       -2.5%       +6.8%
  Net Assets, End of Period (In Millions)                                $23         $15          $0/(e)/
  Ratio of Expenses to Average Net Assets Before Expense Offsets        2.3%*       2.4%        2.0%*
  Ratio of Expenses to Average Net Assets                               2.3%*       2.2%        2.0%*
  Ratio of Net Investment Loss to Average Net Assets                   (1.3%)*     (1.1%)      (0.6%)*
  Portfolio Turnover Rate/(f)/                                         29.8%       89.3%       95.4%

STRONG ADVISOR COMMON STOCK FUND -- CLASS Z
--------------------------------------------------------------------------------

                                                                                        Period Ended
                                                            -----------------------------------------------------------------------
                                                            June 30,    Dec. 31,   Dec. 31,   Dec. 31,      Dec. 31,       Dec. 31,
Selected Per-Share Data/(a)/                                2002/(b)/     2001       2000       1999          1998           1997
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $19.78      $20.16     $25.21     $21.06    $21.02         $20.24

Income From Investment Operations:
  Net Investment Income (Loss)                                (0.03)      (0.02)      0.04      (0.01)     0.00/(g)/      0.01
  Net Realized and Unrealized Gains (Losses) on Investments   (2.44)      (0.32)     (0.59)      8.19      1.36           4.67
-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                            (2.47)      (0.34)     (0.55)      8.18      1.36           4.68

Less Distributions:
  From Net Investment Income                                     --          --      (0.04)        --        --          (0.01)
  In Excess of Net Investment Income                             --          --         --         --        --          (0.03)
  From Net Realized Gains                                        --       (0.04)     (4.46)     (4.03)    (1.32)         (3.86)
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                            --       (0.04)     (4.50)     (4.03)    (1.32)         (3.90)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $17.31      $19.78     $20.16     $25.21    $21.06         $21.02
===================================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                               -12.5%       -1.7%      -1.2%     +40.4%     +6.6%         +24.0%
  Net Assets, End of Period (In Millions)                    $1,565      $1,703     $1,719     $1,733    $1,440         $1,565
  Ratio of Expenses to Average Net Assets Before Expense       1.3%*       1.3%       1.2%       1.2%      1.2%           1.2%
    Offsets
  Ratio of Expenses to Average Net Assets                      1.3%*       1.3%       1.2%       1.2%      1.2%           1.2%
  Ratio of Net Investment Income (Loss) to Average Net        (0.3%)*     (0.1%)      0.2%      (0.1%)     0.0%/(g)/      0.0%/(g)/
    Assets
  Portfolio Turnover Rate/(f)/                                29.8%       89.3%      95.4%      80.1%    102.6%         117.3%


 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2002 (unaudited).
(c) For the period from November 30, 2000 (commencement of class) to December 31, 2000 (Note 1).
(d) Per share data reflects a 1.233 for 1.000 share split which occurred on March 8, 2001.
(e)  Amount is less than $500,000.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)  Amount calculated is less than $0.005 or 0.05%.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR MID CAP GROWTH FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                                Period Ended
                                                                    --------------------------------------
                                                                    June 30,      Dec. 31,      Dec. 31,
Selected Per-Share Data/(a)/                                        2002/(b)/       2001      2000/(c)(d)/
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $13.95     $20.22            $17.71

Income From Investment Operations:
  Net Investment Loss                                                 (0.08)     (0.22)/(e)/       (0.01)
  Net Realized and Unrealized Gains (Losses) on Investments           (3.31)     (6.05)             2.52
----------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                    (3.39)     (6.27)             2.51

Less Distributions:
  From Net Investment Income                                             --         --                --
----------------------------------------------------------------------------------------------------------
  Total Distributions                                                    --         --                --
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $10.56     $13.95            $20.22
==========================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------
  Total Return                                                       -24.3%     -31.0%            +14.2%
  Net Assets, End of Period (In Millions)                                $7         $7                $1
  Ratio of Expenses to Average Net Assets Before Expense Offsets      1.6%*       1.8%              1.7%*
  Ratio of Expenses to Average Net Assets                             1.6%*       1.8%              1.7%*
  Ratio of Net Investment Loss to Average Net Assets                  (1.3%)*    (1.4%)            (1.3%)*
  Portfolio Turnover Rate/(f)/                                       227.1%     650.0%            683.7%

STRONG ADVISOR MID CAP GROWTH FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                                Period Ended
                                                                    --------------------------------------
                                                                    June 30,      Dec. 31,      Dec. 31,
Selected Per-Share Data/(a)/                                        2002/(b)/       2001      2000/(c)(d)/
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $13.89     $20.21         $17.71

Income From Investment Operations:
  Net Investment Loss                                                 (0.13)     (0.28)/(e)/    (0.02)
  Net Realized and Unrealized Gains (Losses) on Investments           (3.29)     (6.04)          2.52
----------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                    (3.42)     (6.32)          2.50
Less Distributions:
  From Net Investment Income                                             --         --             --
----------------------------------------------------------------------------------------------------------
  Total Distributions                                                    --         --             --
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $10.47     $13.89         $20.21
==========================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------
  Total Return                                                       -24.6%     -31.3%         +14.1%
  Net Assets, End of Period (In Millions)                                $3         $3             $0/(g)/
  Ratio of Expenses to Average Net Assets Before Expense Offsets       2.5%*      2.9%           2.0%*
  Ratio of Expenses to Average Net Assets                              2.5%*      2.3%           2.0%*
  Ratio of Net Investment Loss to Average Net Assets                  (2.3%)*    (1.9%)         (1.6%)*
  Portfolio Turnover Rate/(f)/                                       227.1%     650.0%         683.7%

 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2002 (unaudited).
(c) For the period from November 30, 2000 (commencement of class) to December 31, 2000 (Note 1).
(d) Per share data reflects a 1.233 for 1.000 share split which occurred on March 8, 2001.
(e) Net investment loss per share represents net investment loss divided by average shares outstanding throughout the year.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)  Amount is less than $500,000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR MID CAP GROWTH FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                                Period Ended
                                                                    ---------------------------------------
                                                                    June 30,      Dec. 31,       Dec. 31,
Selected Per-Share Data/(a)/                                        2002/(b)/       2001       2000/(c)(d)/
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $13.88     $20.20          $17.71

Income From Investment Operations:
  Net Investment Loss                                                 (0.14)     (0.28)/(e)/     (0.02)
  Net Realized and Unrealized Gains (Losses) on Investments           (3.28)     (6.04)           2.51
-----------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                    (3.42)     (6.32)           2.49

Less Distributions:
  From Net Investment Income                                             --         --              --
-----------------------------------------------------------------------------------------------------------
  Total Distributions                                                    --         --              --
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $10.46     $13.88          $20.20
===========================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------
  Total Return                                                       -24.6%     -31.3%          +14.1%
  Net Assets, End of Period (In Millions)                                $1         $1              $0/(f)/
  Ratio of Expenses to Average Net Assets Before Expense Offsets       2.5%*      2.8%            2.0%*
  Ratio of Expenses to Average Net Assets                              2.4%*      2.3%            2.0%*
  Ratio of Net Investment Loss to Average Net Assets                  (2.2%)*    (1.9%)          (1.6%)*
  Portfolio Turnover Rate/(g)/                                       227.1%     650.0%          683.7%

STRONG ADVISOR MID CAP GROWTH FUND -- CLASS Z
--------------------------------------------------------------------------------

                                                                                      Period Ended
                                                            ----------------------------------------------------------------
                                                            June 30,    Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,
Selected Per-Share Data/(a)/                                2002/(b)/     2001       2000       1999       1998       1997
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $13.97      $20.21     $23.25     $13.03     $11.38     $10.00

Income From Investment Operations:
  Net Investment Loss                                         (0.09)      (0.19)     (0.15)     (0.12)     (0.12)     (0.09)
  Net Realized and Unrealized Gains (Losses) on Investments   (3.31)      (6.05)     (1.90)     12.08       1.77       1.47
----------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                            (3.40)      (6.24)     (2.05)     11.96       1.65       1.38

Less Distributions:
  From Net Realized Gains                                        --          --      (0.99)     (1.74)        --         --
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                            --          --      (0.99)     (1.74)        --         --
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $10.57      $13.97     $20.21     $23.25     $13.03     $11.38
============================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
  Total Return                                               -24.3%      -30.9%      -8.5%     +92.0%     +14.5%     +13.9%
  Net Assets, End of Period (In Millions)                       $87        $128       $185        $65        $19        $16
  Ratio of Expenses to Average Net Assets Before Expense       1.6%*       1.6%       1.4%       1.6%       1.7%       1.6%
   Offsets
  Ratio of Expenses to Average Net Assets                      1.6%*       1.6%       1.3%       1.6%       1.7%       1.6%
  Ratio of Net Investment Loss to Average Net Assets          (1.4%)*     (1.2%)     (0.9%)     (1.1%)     (0.9%)     (0.9%)
  Portfolio Turnover Rate/(g)/                               227.1%      650.0%     683.7%     681.0%     206.9%     305.2%

 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2002 (unaudited).
(c) For the period from November 30, 2000 (commencement of class) to December 31, 2000 (Note 1).
(d) Per share data reflects a 1.233 for 1.000 share split which occurred on March 8, 2001.
(e) Net investment loss per share represents net investment loss divided by average shares outstanding throughout the year.
(f)  Amount is less than $500,000.
(g) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------
STRONG ADVISOR SMALL CAP VALUE FUND -- CLASS A
------------------------------------------------------------------------------------------------------------

                                                                                    Period Ended
                                                                        ------------------------------------
                                                                         June 30,     Dec. 31,     Dec. 31,
Selected Per-Share Data/(a)/                                             2002/(b)/      2001       2000/(c)/
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $20.17       $17.17       $15.36

Income From Investment Operations:
  Net Investment Income (Loss)                                              0.11        (0.14)/(d)/  (0.00)/(e)/
  Net Realized and Unrealized Gains on Investments                          1.45         3.18         1.81
------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          1.56         3.04         1.81

Less Distributions:
  From Net Realized Gains                                                     --        (0.04)          --
------------------------------------------------------------------------------------------------------------
  Total Distributions                                                         --        (0.04)          --
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                            $21.73       $20.17       $17.17
============================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------
  Total Return                                                             +7.7%       +17.7%       +11.8%
  Net Assets, End of Period (In Millions)                                   $327         $169           $1
  Ratio of Expenses to Average Net Assets Before Expense Offsets            1.5%*        1.6%         1.6%*
  Ratio of Expenses to Average Net Assets                                   1.5%*        1.6%         1.6%*
  Ratio of Net Investment Income (Loss) to Average Net Assets               1.3%*       (0.7%)       (0.8%)*
  Portfolio Turnover Rate/(f)/                                             15.7%        42.0%        60.3%


STRONG ADVISOR SMALL CAP VALUE FUND -- CLASS B
------------------------------------------------------------------------------------------------------------

                                                                                    Period Ended
                                                                        ------------------------------------
                                                                         June 30,     Dec. 31,     Dec. 31,
Selected Per-Share Data/(a)/                                             2002/(b)/      2001       2000/(c)/
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $20.05       $17.16       $15.36

Income From Investment Operations:
   Net Investment Income (Loss)                                             0.06        (0.25)/(d)/  (0.01)
   Net Realized and Unrealized Gains on Investments                         1.41         3.18         1.81
------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                         1.47         2.93         1.80

Less Distributions:
   From Net Realized Gains                                                    --        (0.04)          --
------------------------------------------------------------------------------------------------------------
   Total Distributions                                                        --        (0.04)          --
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                            $21.52       $20.05       $17.16
============================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------
   Total Return                                                            +7.3%       +17.1%       +11.7%
   Net Assets, End of Period (In Millions)                                   $75          $40           $0/(g)/
   Ratio of Expenses to Average Net Assets Before Expense Offsets           2.3%*        2.5%         2.0%*
   Ratio of Expenses to Average Net Assets                                  2.3%*        2.3%         1.8%*
   Ratio of Net Investment Income (Loss) to Average Net Assets              0.5%*       (1.4%)       (0.8%)*
   Portfolio Turnover Rate/(f)/                                            15.7%        42.0%        60.3%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2002 (unaudited).
(c) For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(d) Net investment loss per share represents net investment loss divided by average shares outstanding throughout the year.
(e)  Amount calculated is less than $0.005.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)  Amount is less than $500,000.

                       See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------
STRONG ADVISOR SMALL CAP VALUE FUND -- CLASS C
------------------------------------------------------------------------------------------------------------


                                                                                   Period Ended
                                                                        ------------------------------------
                                                                         June 30,     Dec. 31,     Dec. 31,
Selected Per-Share Data/(a)/                                             2002/(b)/      2001       2000/(c)/
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $20.07       $17.17       $15.36

Income From Investment Operations:
  Net Investment Income (Loss)                                              0.05        (0.24)/(d)/  (0.01)
  Net Realized and Unrealized Gains on Investments                          1.43         3.18         1.82
------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          1.48         2.94         1.81

Less Distributions:
  From Net Realized Gains                                                     --        (0.04)          --
------------------------------------------------------------------------------------------------------------
  Total Distributions                                                         --        (0.04)          --
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                            $21.55       $20.07       $17.17
============================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------
  Total Return                                                             +7.4%       +17.1%       +11.8%
  Net Assets, End of Period (In Millions)                                    $93          $38           $0/(e)/
  Ratio of Expenses to Average Net Assets Before Expense Offsets            2.3%*        2.4%         2.0%*
  Ratio of Expenses to Average Net Assets                                   2.3%*        2.2%         1.8%*
  Ratio of Net Investment Income (Loss) to Average Net Assets               0.7%*       (1.4%)       (0.7%)*
  Portfolio Turnover Rate/(f)/                                             15.7%        42.0%        60.3%



STRONG ADVISOR SMALL CAP VALUE FUND -- CLASS Z
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Period Ended
                                                                        ------------------------------------------------------------
                                                                         June 30,     Dec. 31,     Dec. 31,     Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                                             2002/(b)/      2001         2000         1999        1998
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $20.22       $17.17       $13.59       $10.61      $10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                              0.11        (0.08)        0.00/(g)/   (0.08)      (0.07)
  Net Realized and Unrealized Gains on Investments                          1.47         3.17         3.58         3.06        0.68
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          1.58         3.09         3.58         2.98        0.61

Less Distributions:
  From Net Realized Gains                                                     --        (0.04)          --           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                         --        (0.04)          --           --          --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                            $21.80       $20.22       $17.17       $13.59      $10.61
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                             +7.8%       +18.0%       +26.3%       +28.1%       +6.1%
  Net Assets, End of Period (In Millions)                                   $737         $541         $249          $45         $24
  Ratio of Expenses to Average Net Assets Before Expense Offsets            1.5%*        1.4%         1.4%         1.7%        1.9%
  Ratio of Expenses to Average Net Assets                                   1.4%*        1.4%         1.4%         1.7%        1.9%
  Ratio of Net Investment Income (Loss) to Average Net Assets               1.1%*       (0.5%)        0.0%/(g)/   (1.0%)      (1.0%)
  Portfolio Turnover Rate/(f)/                                             15.7%        42.0%        60.3%        95.5%      121.5%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2002 (unaudited).
(c) For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(d) Net investment loss per share represents net investment loss divided by average shares outstanding throughout the year.
(e)  Amount is less than $500,000.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)  Amount calculated is less than $0.005 or 0.05%.

                       See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------
STRONG ADVISOR U.S. VALUE FUND -- CLASS A
------------------------------------------------------------------------------------------------------------
                                                                                    Period Ended
                                                                        ------------------------------------
                                                                         June 30,     Dec. 31,     Dec. 31,
Selected Per-Share Data/(a)/                                             2002/(b)/      2001    2000/(c)//(d)/
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $17.83       $20.65       $19.99

Income From Investment Operations:
  Net Investment Income                                                     0.06         0.05         0.00/(e)/
  Net Realized and Unrealized Gains (Losses) on Investments                (0.96)       (2.56)        0.68
------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                         (0.90)       (2.51)        0.68

Less Distributions:
  From Net Investment Income                                               (0.04)       (0.06)       (0.02)
  From Net Realized Gains                                                  (1.36)       (0.25)          --
------------------------------------------------------------------------------------------------------------
  Total Distributions                                                      (1.40)       (0.31)       (0.02)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                            $15.53       $17.83       $20.65
============================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------
  Total Return                                                             -5.8%       -12.2%        +3.4%
  Net Assets, End of Period (In Millions)                                     $6           $3           $0/(f)/
  Ratio of Expenses to Average Net Assets Before Expense Offsets            1.4%*        1.8%         1.3%*
  Ratio of Expenses to Average Net Assets                                   1.2%*        1.8%         1.3%*
  Ratio of Net Investment Income to Average Net Assets                      0.7%*        0.1%         0.1%*
  Portfolio Turnover Rate/(g)/                                             48.7%       116.1%        14.4%



STRONG ADVISOR U.S. VALUE FUND -- CLASS B
------------------------------------------------------------------------------------------------------------
                                                                                    Period Ended
                                                                        ------------------------------------
                                                                         June 30,     Dec. 31,     Dec. 31,
Selected Per-Share Data/(a)/                                             2002/(b)/      2001    2000/(c)//(d)/
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $17.81       $20.66       $19.99

Income From Investment Operations:
  Net Investment Loss                                                      (0.01)       (0.00)/(e)/  (0.01)
  Net Realized and Unrealized Gains (Losses) on Investments                (0.97)       (2.60)        0.69
------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                         (0.98)       (2.60)        0.68

Less Distributions:
  From Net Investment Income                                               (0.01)          --        (0.01)
  From Net Realized Gains                                                  (1.36)       (0.25)          --
------------------------------------------------------------------------------------------------------------
  Total Distributions                                                      (1.37)       (0.25)       (0.01)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                            $15.46       $17.81       $20.66
============================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------
  Total Return                                                             -6.3%       -12.6%        +3.4%
  Net Assets, End of Period (In Millions)                                     $3           $2           $0/(f)/
  Ratio of Expenses to Average Net Assets Before Expense Offsets            2.1%*        2.9%         2.0%*
  Ratio of Expenses to Average Net Assets                                   2.1%*        2.3%         2.0%*
  Ratio of Net Investment Loss to Average Net Assets                       (0.2%)*      (0.4%)       (0.5%)*
  Portfolio Turnover Rate/(g)/                                             48.7%       116.1%        14.4%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2002 (unaudited).
(c) For the period from November 30, 2000 (commencement of class) to December 31, 2000 (Note 1).
(d) Per share data reflects a 1.023 for 1.000 share split which occurred on March 8, 2001.
(e)  Amount calculated is less than $0.005.
(f)  Amount is less than $500,000.
(g) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR U.S. VALUE FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                                    Period Ended
                                                                       ---------------------------------------
                                                                       June 30,      Dec. 31,       Dec. 31,
Selected Per-Share Data/(a)/                                           2002/(b)/       2001       2000/(c)(d)/
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $17.82        $20.66        $19.99
Income From Investment Operations:
   Net Investment Loss                                                   (0.01)        (0.00)/(e)/   (0.01)
   Net Realized and Unrealized Gains (Losses) on Investments             (0.96)        (2.59)         0.69
--------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                      (0.97)        (2.59)         0.68
Less Distributions:
   From Net Investment Income                                            (0.01)           --         (0.01)
   From Net Realized Gains                                               (1.36)        (0.25)           --
--------------------------------------------------------------------------------------------------------------
   Total Distributions                                                   (1.37)        (0.25)        (0.01)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $15.48        $17.82        $20.66
--------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------
   Total Return                                                          -6.2%        -12.6%         +3.4%
   Net Assets, End of Period (In Millions)                                  $1            $1            $0/(f)/
   Ratio of Expenses to Average Net Assets Before Expense Offsets         2.1%*         2.4%          2.0%*
   Ratio of Expenses to Average Net Assets                                2.1%*         2.2%          2.0%*
   Ratio of Net Investment Loss to Average Net Assets                    (0.2%)*       (0.3%)        (0.5%)*
   Portfolio Turnover Rate/(g)/                                          48.7%        116.1%         14.4%

STRONG ADVISOR U.S. VALUE FUND -- CLASS K
-------------------------------------------------------------------------------

                                                                   Period Ended
                                                                 ---------------
                                                                   June 30,
Selected Per-Share Data/(a)/                                       2002/(h)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $ 17.87
Income From Investment Operations:
   Net Investment Income                                               0.09
   Net Realized and Unrealized Losses on Investments                  (0.97)
--------------------------------------------------------------------------------
   Total from Investment Operations                                   (0.88)
Less Distributions:
   From Net Investment Income                                         (0.04)
   From Net Realized Gains                                            (1.36)
--------------------------------------------------------------------------------
   Total Distributions                                                (1.40)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $ 15.59
--------------------------------------------------------------------------------
Ratios and Supplemental Data
--------------------------------------------------------------------------------
   Total Return                                                       -5.7%
   Net Assets, End of Period (In Millions)                               $0/(f)/
   Ratio of Expenses to Average Net Assets Before Expense Offsets      1.1%*
   Ratio of Expenses to Average Net Assets                             0.8%*
   Ratio of Net Investment Income to Average Net Assets                1.1%*
   Portfolio Turnover Rate/(g)/                                       48.7%


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2002 (unaudited).
(c) For the period from November 30, 2000 (commencement of class) to December 31, 2000 (Note 1).
(d) Per share data reflects a 1.023 for 1.000 share split which occurred on March 8, 2001.
(e)  Amount calculated is less than $0.005.
(f)  Amount is less than $500,000.
(g) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(h) For the period from December 31, 2001 (inception) to June 30, 2002 (Unaudited) (Note 1).

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)
-----------------------------------------------------------------------------------------------------------------------------------
STRONG ADVISOR U.S. VALUE FUND -- CLASS Z
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                      Period Ended
                                                      -----------------------------------------------------------------------------
                                                      June 30,     Dec. 31,   Dec. 31,    Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                          2002/(b)/      2001     2000/(c)/     2000       1999       1998       1997
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $17.87        $20.65     $21.63      $20.58     $17.20     $15.84     $12.03

Income From Investment Operations:
   Net Investment Income                               (0.00)/(d)/    0.11       0.03        0.05       0.06       0.11       0.13
   Net Realized and Unrealized Gains (Losses) on
      Investments                                      (0.97)        (2.53)     (0.52)       1.53       3.39       2.05       3.81
-----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                    (0.97)        (2.42)     (0.49)       1.58       3.45       2.16       3.94

Less Distributions:
   From Net Investment Income                             --         (0.11)     (0.03)      (0.05)     (0.07)     (0.11)     (0.13)
   From Net Realized Gains                             (1.36)        (0.25)     (0.46)      (0.48)        --      (0.64)        --
   In Excess of Realized Gains                            --            --         --          --         --      (0.05)        --
-----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                 (1.36)        (0.36)     (0.49)      (0.53)     (0.07)     (0.80)     (0.13)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $15.54        $17.87     $20.65      $21.63     $20.58     $17.20     $15.84
===================================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
   Total Return                                        -6.2%        -11.7%      -2.2%       +7.7%     +20.1%     +14.2%     +32.9%
   Net Assets, End of Period (In Millions)              $195          $186       $251        $252       $182       $171       $134
   Ratio of Expenses to Average Net Assets Before       1.9%*         1.2%       1.1%        1.0%       1.1%       1.1%       1.1%
      Expense Offsets
   Ratio of Expenses to Average Net Assets              1.9%*         1.2%       1.1%        1.0%       1.1%       1.1%       1.1%
   Ratio of Net Investment Income to Average Net        0.0%*/(d)/    0.6%       0.8%        0.3%       0.3%       0.7%       0.9%
      Assets
   Portfolio Turnover Rate/(e)/                        48.7%        116.1%      14.4%       46.5%      32.3%      83.2%     152.6%

STRONG ADVISOR FOCUS FUND -- CLASS A
----------------------------------------------------------------------------------------------------------

                                                                                   Period Ended
                                                                           -------------------------------
                                                                           June 30,    Dec. 31,   Dec. 31,
Selected Per-Share Data/(a)/                                               2002/(b)/     2001     2000/(f)/
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                        $6.62      $10.26     $10.00

Income From Investment Operations:
   Net Investment Loss                                                      (0.06)      (0.07)     (0.01)
   Net Realized and Unrealized Gains (Losses) on Investments                (0.98)      (3.57)      0.27
----------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                         (1.04)      (3.64)      0.26

Less Distributions:
   From Net Investment Income                                                  --          --         --
----------------------------------------------------------------------------------------------------------
   Total Distributions                                                         --          --         --
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                              $5.58       $6.62     $10.26
==========================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------
   Total Return                                                            -15.7%       -35.5%      +2.6%
   Net Assets, End of Period (In Millions)                                     $3           $5         $1
   Ratio of Expenses to Average Net Assets Before Expense Offsets            2.5%*        3.4%       7.3%*
   Ratio of Expenses to Average Net Assets                                   2.1%*        1.5%       2.4%*
   Ratio of Net Investment Loss to Average Net Assets                       (1.7%)*      (0.9%)     (1.0%)*
   Portfolio Turnover Rate/(e)/                                            166.9%       605.7%      45.1%


 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2002 (unaudited).
(c)  In 2000, the Fund changed its fiscal year-end from October to December.
(d)  Amount calculated is less than $0.005 or 0.05%.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) For the period from November 30, 2000 (commencement of class) to December 31, 2000.



                                                                             83
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR FOCUS FUND -- CLASS B

------------------------------------------------------------------------------------------------------------

                                                                                    Period Ended
                                                                        ------------------------------------
                                                                         June 30,     Dec. 31,     Dec. 31,
Selected Per-Share Data/(a)/                                             2002/(b)/      2001       2000/(c)/
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                       $6.55       $10.23       $10.00

Income From Investment Operations:
  Net Investment Loss                                                      (0.06)       (0.08)       (0.01)
  Net Realized and Unrealized Gains (Losses) on Investments                (0.98)       (3.60)        0.24
------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                         (1.04)       (3.68)        0.23

Less Distributions:
  From Net Investment Income                                                  --           --           --
------------------------------------------------------------------------------------------------------------
  Total Distributions                                                         --           --           --
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                             $5.51       $ 6.55       $10.23
============================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------
  Total Return                                                            -15.9%       -36.0%        +2.3%
  Net Assets, End of Period (In Millions)                                     $2           $2           $0/(d)/
  Ratio of Expenses to Average Net Assets Before Expense Offsets            3.7%*        4.6%         8.1%*
  Ratio of Expenses to Average Net Assets                                   2.5%*        2.4%         3.1%*
  Ratio of Net Investment Loss to Average Net Assets                       (2.1%)*      (1.7%)       (1.6%)*
  Portfolio Turnover Rate/(e)/                                            166.9%       605.7%        45.1%


STRONG ADVISOR FOCUS FUND -- CLASS C
------------------------------------------------------------------------------------------------------------

                                                                                    Period Ended
                                                                        ------------------------------------
                                                                         June 30,     Dec. 31,     Dec. 31,
Selected Per-Share Data/(a)/                                             2002/(b)/      2001       2000/(c)/
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                       $6.55       $10.23       $10.00

Income From Investment Operations:
  Net Investment Loss                                                      (0.07)       (0.09)       (0.02)
  Net Realized and Unrealized Gains (Losses) on Investments                (0.97)       (3.59)        0.25
------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                         (1.04)       (3.68)        0.23

Less Distributions:
  From Net Investment Income                                                  --           --           --
------------------------------------------------------------------------------------------------------------
  Total Distributions                                                         --           --           --
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                             $5.51       $ 6.55       $10.23
============================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------
  Total Return                                                            -15.9%       -36.0%        +2.3%
  Net Assets, End of Period (In Millions)                                     $0/(d)/      $1           $0/(d)/
  Ratio of Expenses to Average Net Assets Before Expense Offsets            3.4%*        4.3%         8.1%*
  Ratio of Expenses to Average Net Assets                                   2.5%*        2.4%         4.5%*
  Ratio of Net Investment Loss to Average Net Assets                       (2.1%)*      (1.7%)       (2.7%)*
  Portfolio Turnover Rate(e)                                              166.9%       605.7%        45.1%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2002 (unaudited).
(c) For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(d)  Amount is less than $500,000.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR SELECT FUND -- CLASS A
--------------------------------------------------------------------------------

                                                            Period Ended
                                                    ----------------------------
                                                    June 30,        Dec. 31,
Selected Per-Share Data/(a)/                        2002/(b)/        2001
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $7.99         $10.00

Income From Investment Operations:
   Net Investment Loss                                (0.04)         (0.01)
   Net Realized and Unrealized Losses on
     Investments                                      (1.29)         (2.00)/(c)/
--------------------------------------------------------------------------------
   Total from Investment Operations                   (1.33)         (2.01)

Less Distributions:
   From Net Investment Income                            --             --
--------------------------------------------------------------------------------
   Total Distributions                                   --             --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                        $6.66          $7.99
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
   Total Return                                      -16.7%         -20.1%
   Net Assets, End of Period (In Millions)              $58            $57
   Ratio of Expenses to Average Net Assets
     Before Expense Offsets                            1.6%*          4.4%
   Ratio of Expenses to Average Net Assets             1.6%*          1.7%
   Ratio of Net Investment Loss to Average
     Net Assets                                       (1.1%)*        (0.8%)
   Portfolio Turnover Rate/(d)/                      213.7%         359.7%


STRONG ADVISOR SELECT FUND -- CLASS B
--------------------------------------------------------------------------------

                                                            Period Ended
                                                    ----------------------------
                                                    June 30,        Dec. 31,
Selected Per-Share Data/(a)/                        2002/(b)/         2001
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $7.94         $10.00

Income From Investment Operations:
   Net Investment Loss                                (0.06)         (0.09)
   Net Realized and Unrealized Losses on
     Investments                                      (1.28)         (1.97)/(c)/
--------------------------------------------------------------------------------
   Total from Investment Operations                   (1.34)         (2.06)

Less Distributions:
   From Net Investment Income                            --             --
--------------------------------------------------------------------------------
   Total Distributions                                   --             --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                        $6.60          $7.94
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
   Total Return                                      -16.9%         -20.6%
   Net Assets, End of Period (In Millions)               $0/(e)/        $0/(e)/
   Ratio of Expenses to Average Net Assets Before
     Expense Offsets                                   2.3%*         12.4%
   Ratio of Expenses to Average Net Assets             2.3%*          2.5%
   Ratio of Net Investment Loss to Average
     Net Assets                                       (1.8%)*        (1.7%)
   Portfolio Turnover Rate/(d)/                      213.7%         359.7%



   * Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the six months ended June 30, 2002 (unaudited).
 (c) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
 (d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (e) Amount is less than $500,000.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------
STRONG ADVISOR SELECT FUND -- CLASS C
------------------------------------------------------------------------------------------------------------
                                                                                        Period Ended
                                                                                ----------------------------
                                                                                 June 30,        Dec. 31,
Selected Per-Share Data/(a)/                                                     2002/(b)/        2001
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                              $7.93         $10.00

Income From Investment Operations:
   Net Investment Loss                                                            (0.06)         (0.10)
   Net Realized and Unrealized Losses on Investments                              (1.28)         (1.97)/(c)/
------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                               (1.34)         (2.07)

Less Distributions:
   From Net Investment Income                                                        --             --
------------------------------------------------------------------------------------------------------------
   Total Distributions                                                               --             --
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                    $6.59          $7.93
============================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------
   Total Return                                                                  -16.9%         -20.7%
   Net Assets, End of Period (In Millions)                                           $0/(d)/        $0/(d)/
   Ratio of Expenses to Average Net Assets Before Expense Offsets                  2.3%*         12.8%
   Ratio of Expenses to Average Net Assets                                         2.3%*          2.5%
   Ratio of Net Investment Loss to Average Net Assets                             (1.8%)*        (1.7%)
   Portfolio Turnover Rate/(e)/                                                  213.7%         359.7%



STRONG ADVISOR TECHNOLOGY FUND -- CLASS A
---------------------------------------------------------------------------------------------------------------------------
                                                                                              Period Ended
                                                                                -------------------------------------------
                                                                                 June 30,        Dec. 31,      Dec. 31,
Selected Per-Share Data/(a)/                                                     2002/(b)/         2001        2000/(f)/
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                               $7.22          $9.27        $10.00

Income From Investment Operations:
   Net Investment Loss                                                             (0.07)         (0.05)        (0.05)
   Net Realized and Unrealized Losses on Investments                               (2.19)         (1.99)        (0.68)
---------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                                (2.26)         (2.04)        (0.73)

Less Distributions:
   From Net Realized Gains                                                            --          (0.01)           --
---------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                                --          (0.01)           --
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                     $4.96          $7.22        $ 9.27
===========================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
   Total Return                                                                   -31.3%         -22.0%         -7.3%
   Net Assets, End of Period (In Millions)                                            $1             $2           $0/(d)/
   Ratio of Expenses to Average Net Assets Before Expense Offsets                  3.6%*           7.0%         17.2%*
   Ratio of Expenses to Average Net Assets                                         2.5%*           1.6%          9.5%*
   Ratio of Net Investment Loss to Average Net Assets                             (2.2%)*         (1.0%)        (8.2%)*
   Portfolio Turnover Rate/(e)/                                                   76.2%          157.9%         49.3%


   * Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the six months ended June 30, 2002 (unaudited).
 (c) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
 (d) Amount is less than $500,000.
 (e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) For the period from November 30, 2000 (commencement of class) to December 31, 2000.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------------------------------
STRONG ADVISOR TECHNOLOGY FUND -- CLASS B
--------------------------------------------------------------------------------------------------------------

                                                                                    Period Ended
                                                                       ---------------------------------------
                                                                       June 30,       Dec. 31,      Dec. 31,
Selected Per-Share Data/(a)/                                           2002/(b)/        2001        2000/(c)/
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $7.13          $9.26         $10.00

Income From Investment Operations:
   Net Investment Loss                                                 (0.07)         (0.09)         (0.08)
   Net Realized and Unrealized Gains (Losses) on Investments           (2.17)         (2.03)         (0.66)
--------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                    (2.24)         (2.12)         (0.74)

Less Distributions:
   From Net Realized Gains                                                --          (0.01)            --
--------------------------------------------------------------------------------------------------------------
   Total Distributions                                                    --          (0.01)            --
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $4.89          $7.13         $ 9.26
==============================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------
   Total Return                                                       -31.4%         -22.9%          -7.4%
   Net Assets, End of Period (In Millions)                                $0/(d)/        $0/(d)/        $0/(d)/
   Ratio of Expenses to Average Net Assets Before Expense Offsets       4.8%*          9.3%          17.3%*
   Ratio of Expenses to Average Net Assets                              2.5%*          2.5%          11.1%*
   Ratio of Net Investment Loss to Average Net Assets                  (2.3%)*        (1.9%)         (9.7%)*
   Portfolio Turnover Rate/(e)/                                        76.2%         157.9%          49.3%

STRONG ADVISOR TECHNOLOGY FUND -- CLASS C
--------------------------------------------------------------------------------------------------------------

                                                                                    Period Ended
                                                                       ---------------------------------------
                                                                       June 30,       Dec. 31,      Dec. 31,
Selected Per-Share Data/(a)/                                           2002/(b)/        2001        2000/(c)/
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $7.11           $9.26        $10.00

Income From Investment Operations:
   Net Investment Loss                                                 (0.07)          (0.09)        (0.08)
   Net Realized and Unrealized Losses on Investments                   (2.16)          (2.05)        (0.66)
--------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                    (2.23)          (2.14)        (0.74)

Less Distributions:
   From Net Realized Gains                                                --           (0.01)           --
--------------------------------------------------------------------------------------------------------------
   Total Distributions                                                    --           (0.01)           --
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $4.88           $7.11        $ 9.26
==============================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------
   Total Return                                                       -31.4%          -23.1%         -7.4%
   Net Assets, End of Period (In Millions)                                $0/(d)/         $1            $0/(d)/
   Ratio of Expenses to Average Net Assets Before Expense Offsets       4.4%*           8.9%         17.3%*
   Ratio of Expenses to Average Net Assets                              2.5%*           2.4%         11.1%*
   Ratio of Net Investment Loss to Average Net Assets                  (2.3%)*         (1.8%)        (9.7%)*
   Portfolio Turnover Rate/(e)/                                        76.2%          157.9%         49.3%



  *  Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the six months ended June 30, 2002 (unaudited).
 (c) For the period from November 30, 2000 (commencement of class) to December 31, 2000.
 (d) Amount is less than $500,000.
 (e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

87
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR ENDEAVOR LARGE CAP FUND -- CLASS A
--------------------------------------------------------------------------------

                                                               Period Ended
                                                       -------------------------
                                                        June 30,    Dec. 31,
Selected Per-Share Data/(a)/                            2002/(b)/   2001/(c)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $10.59       $10.00

Income From Investment Operations:
   Net Investment Loss                                   (0.06)       (0.01)
   Net Realized and Unrealized Gains (Losses)
     on Investments                                      (1.90)        0.86/(d)/
--------------------------------------------------------------------------------
   Total from Investment Operations                      (1.96)        0.85

Less Distributions:
   From Net Realized Gains                                  --        (0.26)
--------------------------------------------------------------------------------
   Total Distributions                                      --        (0.26)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                          $ 8.63       $10.59
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
   Total Return                                         -18.5%        +8.5%
   Net Assets, End of Period (In Millions)                 $29          $28
   Ratio of Expenses to Average Net Assets
     Before Expense Offsets                               2.0%*        2.4%*
   Ratio of Expenses to Average Net Assets                2.0%*        2.4%*
   Ratio of Net Investment Loss to Average
     Net Assets                                          (1.3%)*      (1.1%)*
   Portfolio Turnover Rate/(e)/                         195.8%        54.0%


STRONG ADVISOR ENDEAVOR LARGE CAP FUND -- CLASS B
--------------------------------------------------------------------------------

                                                              Period Ended
                                                       -------------------------
                                                        June 30,    Dec. 31,
Selected Per-Share Data/(a)/                            2002/(b)/   2001/(c)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $10.57       $10.00

Income From Investment Operations:
   Net Investment Loss                                   (0.08)       (0.04)
   Net Realized and Unrealized Gains (Losses)
     on Investments                                      (1.90)        0.87/(d)/
--------------------------------------------------------------------------------
   Total from Investment Operations                      (1.98)        0.83

Less Distributions:
   From Net Realized Gains                                  --        (0.26)
--------------------------------------------------------------------------------
   Total Distributions                                      --        (0.26)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                          $ 8.59       $10.57
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
   Total Return                                         -18.7%        +8.3%
   Net Assets, End of Period (In Millions)                  $0/(f)/      $0/(f)/
   Ratio of Expenses to Average Net Assets Before
     Expense Offsets                                      5.3%*        2.7%*
   Ratio of Expenses to Average Net Assets                2.5%*        2.6%*
   Ratio of Net Investment Loss to Average Net Assets    (1.8%)*      (1.6%)*
   Portfolio Turnover Rate/(e)/                         195.8%        54.0%

   * Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the six months ended June 30, 2002 (unaudited).
 (c) For the period from September 28, 2001 (inception) to December 31, 2001 (Note 1).
 (d) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
 (e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Amount is less than $500,000.

88

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR ENDEAVOR LARGE CAP FUND -- CLASS C

------------------------------------------------------------------------------------------------

                                                                                Period Ended
                                                                          ----------------------
                                                                          June 30,     Dec. 31,
Selected Per-Share Data/(a)/                                              2002/(b)/    2001/(c)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $10.57        $10.00

Income From Investment Operations:
  Net Investment Loss                                                      (0.06)        (0.04)
  Net Realized and Unrealized Gains (Losses) on Investments                (1.92)         0.87/(d)/
------------------------------------------------------------------------------------------------
  Total from Investment Operations                                         (1.98)         0.83

Less Distributions:
  From Net Realized Gains                                                     --         (0.26)
------------------------------------------------------------------------------------------------
  Total Distributions                                                         --         (0.26)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                            $ 8.59        $10.57
================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------
  Total Return                                                            -18.7%         +8.3%
  Net Assets, End of Period (In Millions)                                     $0/(e)/       $0/(e)/
  Ratio of Expenses to Average Net Assets Before Expense Offsets            4.4%*         2.7%*
  Ratio of Expenses to Average Net Assets                                   2.5%*         2.6%*
  Ratio of Net Investment Loss to Average Net Assets                       (1.8%)*       (1.6%)*
  Portfolio Turnover Rate/(f)/                                            195.8%         54.0%



STRONG ADVISOR INTERNATIONAL CORE FUND -- CLASS A

------------------------------------------------------------------------------------------------

                                                                                Period Ended
                                                                          June 30,     Dec. 31,
Selected Per-Share Data/(a)/                                              2002/(b)/    2001/(c)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $10.41        $10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                              0.00/(g)/    (0.03)
  Net Realized and Unrealized Gains (Losses) on Investments                (0.29)         0.44
------------------------------------------------------------------------------------------------
  Total from Investment Operations                                         (0.29)         0.41

Less Distributions:
  From Net Investment Income                                                  --            --
------------------------------------------------------------------------------------------------
  Total Distributions                                                         --            --
------------------------------------------------------------------------------------------------
Net Asset Value, End of                                                   $10.12        $10.41
================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------
  Total Return                                                             -2.8%         +4.1%
  Net Assets, End of Period (In Millions)                                     $0/(e)/       $0/(e)/
  Ratio of Expenses to Average Net Assets Before Expense Offsets           90.4%*         2.2%*
  Ratio of Expenses to Average Net Assets                                   2.3%*         2.2%*
  Ratio of Net Investment Income (Loss) to Average Net Assets               0.0%*/(g)/   (1.1%)*
  Portfolio Turnover Rate/(f)/                                             30.2%          4.0%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2002 (unaudited).
(c) For the period from September 28, 2001 (inception) to December 31, 2001 (Note 1).
(d) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(e)  Amount is less than $500,000.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)  Amount calculated is less than $0.005 or 0.05%.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR INTERNATIONAL CORE FUND -- CLASS B

------------------------------------------------------------------------------------------------

                                                                               Period Ended
                                                                         -----------------------
                                                                          June 30,     Dec. 31,
Selected Per-Share Data/(a)/                                              2002/(b)/    2001/(c)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $10.40        $10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                              0.01         (0.04)
  Net Realized and Unrealized Gains (Losses) on Investments                (0.31)         0.44
------------------------------------------------------------------------------------------------
  Total from Investment Operations                                         (0.30)         0.40

Less Distributions:
  From Net Investment Income                                                  --            --
------------------------------------------------------------------------------------------------
  Total Distributions                                                         --            --
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                            $10.10        $10.40
================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------
  Total Return                                                             -2.9%          +4.0%
  Net Assets, End of Period (In Millions)                                     $0/(d)/       $0/(d)/
  Ratio of Expenses to Average Net Assets Before Expense Offsets           90.5%*         3.0%*
  Ratio of Expenses to Average Net Assets                                   2.3%*         2.7%*
  Ratio of Net Investment Income (Loss) to Average Net Assets               0.2%*        (1.6%)*
  Portfolio Turnover Rate/(e)/                                             30.2%          4.0%



STRONG ADVISOR INTERNATIONAL CORE FUND -- CLASS C

------------------------------------------------------------------------------------------------

                                                                               Period Ended
                                                                         -----------------------
                                                                          June 30,     Dec. 31,
Selected Per-Share Data/(a)/                                              2002/(b)/    2001/(c)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $10.40        $10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                              0.01         (0.04)
  Net Realized and Unrealized Gains (Losses) on Investments                (0.30)         0.44
------------------------------------------------------------------------------------------------
  Total from Investment Operations                                         (0.29)         0.40

Less Distributions:
  From Net Investment Income                                                  --            --
------------------------------------------------------------------------------------------------
  Total Distributions                                                         --            --
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                            $10.11        $10.40
================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------
  Total Return                                                             -2.8%         +4.0%
  Net Assets, End of Period (In Millions)                                     $0/(d)/       $0/(d)/
  Ratio of Expenses to Average Net Assets Before Expense Offsets           91.0%*         3.0%*
  Ratio of Expenses to Average Net Assets                                   2.3%*         2.7%*
  Ratio of Net Investment Income (Loss) to Average Net Assets               0.2%*        (1.6%)*
  Portfolio Turnover Rate/(e)/                                             30.2%          4.0%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2002 (unaudited).
(c) For the period from September 28, 2001 (inception) to December 31, 2001 (Note 1).
(d)  Amount is less than $500,000.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR U.S. MID CAP GROWTH FUND -- CLASS A

------------------------------------------------------------------------------------

                                                                        Period Ended
                                                                        ------------
                                                                           June 30,
Selected Per-Share Data/(a)/                                              2002/(b)/
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                       $10.00

Income From Investment Operations:
  Net Investment Loss                                                       (0.06)
  Net Realized and Unrealized Losses on Investments                         (1.34)
------------------------------------------------------------------------------------
  Total from Investment Operations                                          (1.40)

Less Distributions:
  From Net Investment Income                                                   --
------------------------------------------------------------------------------------
  Total Distributions                                                          --
------------------------------------------------------------------------------------
Net Asset Value, End of Period                                             $ 8.60
====================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------
  Total Return                                                             -14.0%
  Net Assets, End of Period (In Millions)                                      $0/(c)/
  Ratio of Expenses to Average Net Assets Before Expense Offsets            11.1%*
  Ratio of Expenses to Average Net Assets                                    3.2%*
  Ratio of Net Investment Loss to Average Net Assets                        (2.9%)*
  Portfolio Turnover Rate/(d)/                                              28.4%



STRONG ADVISOR U.S. MID CAP GROWTH FUND -- CLASS B

------------------------------------------------------------------------------------

                                                                        Period Ended
                                                                        ------------
                                                                           June 30,
Selected Per-Share Data/(a)/                                              2002/(b)/
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                       $10.00

Income From Investment Operations:
  Net Investment Loss                                                       (0.06)
  Net Realized and Unrealized Losses on Investments                         (1.34)
------------------------------------------------------------------------------------
  Total from Investment Operations                                          (1.40)

Less Distributions:
  From Net Investment Income                                                   --
------------------------------------------------------------------------------------
  Total Distributions                                                          --
------------------------------------------------------------------------------------
Net Asset Value, End of Period                                             $ 8.60
------------------------------------------------------------------------------------
Ratios and Supplemental Data
------------------------------------------------------------------------------------
  Total Return                                                             -14.0%
  Net Assets, End of Period (In Millions)                                      $0/(c)/
  Ratio of Expenses to Average Net Assets Before Expense Offsets            11.1%*
  Ratio of Expenses to Average Net Assets                                    3.2%*
  Ratio of Net Investment Loss to Average Net Assets                        (2.9%)*
  Portfolio Turnover Rate/(d)/                                              28.4%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from March 28, 2002 (inception) to June 30, 2002 (unaudited) (Note 1).
(c)  Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ADVISOR U.S. MID CAP GROWTH FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                   Period Ended
                                                                   -------------
                                                                    June 30,
Selected Per-Share Data/(a)/                                        2002/(b)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $10.00

Income From Investment Operations:
  Net Investment Loss                                                 (0.03)
  Net Realized and Unrealized Losses on Investments                   (1.37)
--------------------------------------------------------------------------------
  Total from Investment Operations                                    (1.40)

Less Distributions:
  From Net Investment Income                                             --
--------------------------------------------------------------------------------
   Total Distributions                                                   --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $ 8.60
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
  Total Return                                                       -14.0%
  Net Assets, End of Period (In Millions)                                $0/(c)/
  Ratio of Expenses to Average Net Assets Before Expense Offsets      11.4%*
  Ratio of Expenses to Average Net Assets                              3.2%*
  Ratio of Net Investment Loss to Average Net Assets                  (1.4%)*
  Portfolio Turnover Rate/(d)/                                        28.4%



   * Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the period from March 28, 2002 (inception) to June 30, 2002 (unaudited) (Note 1).
 (c) Amount is less than $500,000.
 (d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



92
                       See Notes to Financial Statements.

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------



Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the 1940 Act because of his controlling ownership in Strong Capital Management, Inc.'s ("Advisor") parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 66 mutual funds ("Strong Funds").

* Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.
  Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Mr. Strong has been in the investment management business since 1967.


Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.
  Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.
  Mr. Greer was Of Counsel for Bingham Dana LLP ("Bingham Dana"), a law firm, from 1997 to February 2002. From 1967 to 1997, Mr. Greer served as a Partner of Bingham Dana. On behalf of Bingham Dana, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham Dana has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.
  Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.
  Mr. Malicky has been President Emeritus of Baldwin-Wallace College since
July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.
  Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a Fellow President of the Medical Group Management Association--Western Section and a of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------



Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.
  Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001, Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse - Madison.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.
  Mr. Smirl has been Assistant Executive Vice President and Assistant
Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of Strong Investments, Inc. ("Distributor") since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young & Logan, P.C. (a law firm). From September 1992 to September 1999, Mr. Smirl was an associate of Keesal, Young & Logan, P.C.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.
  Mr. Southwell has been Associate Counsel of the Advisor since April 2001.
From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best & Friedrich, LLP (a Milwaukee law firm). From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association, and/or certain of its subsidiaries.

Dennis A. Wallestad (DOB 11-3-62), Vice President of the Strong Funds since October 1999.
  Mr. Wallestad has been Assistant Executive Vice President of the Advisor since April 2001 and Director of Finance and Operations of the Advisor since November 1999. From November 1999 to April 2001, Mr. Wallestad was Senior Vice President of the Advisor. From February 1999 to November 1999, he was an operations officer in the Retirement Planning Services Division of the Advisor. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. (a registered broker-dealer). From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen LLP in Milwaukee. Mr. Wallestad completed a master's of accountancy degree from the University of Oklahoma from September 1989 to August 1991.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.
  Mr. Widmer has been Treasurer of the Advisor since April 1999. From May
1997 to April 1999, Mr. Widmer was the Manager of the Financial Management and Sales Reporting Systems department of the Advisor. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.
  Mr. Zoeller has been Secretary of the Advisor since December 2001,
Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001, Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.

  Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

  The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

Directors
    Richard S. Strong
    Willie D. Davis
    Gordon B. Greer
    Stanley Kritzik
    Neal Malicky
    William F. Vogt

Officers
    Richard S. Strong, Chairman of the Board
    Dennis A. Wallestad, Vice President
    Thomas M. Zoeller, Vice President
    Richard W. Smirl, Secretary
    Susan A. Hollister, Vice President and Assistant Secretary
    Gilbert L. Southwell III, Assistant Secretary
    John W. Widmer, Treasurer

Investment Advisor
    Strong Capital Management, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor
    Strong Investments, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian
    State Street Bank and Trust Company
    801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent
    Strong Investor Services, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants
    PricewaterhouseCoopers LLP
    100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel
    Godfrey & Kahn, S.C.
    780 North Water Street, Milwaukee, Wisconsin 53202

[STRONG LOGO]


--------------------------------------------------------------------------------


Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com


To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com


This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT25408-0602

                                                             SADVEQY/WH2006 0602